Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2021
Northern Appalachian Coal Basin
Pennsylvania, USA
February 2022
Prepared for:
Coronado Global Resources Inc.

100 Bill Baker Way

Beckley, West

Virginia 25801
Prepared by:
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
582 Industrial Park Road
Bluefield, Virginia

24605
www.mma1.com

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Statement of Use and Preparation
This Technical

Report Summary (
TRS ) was prepared by Marshall Miller & Associates, Inc. ( MM&A )
for

the

sole

use

of
Coronado

Global

Resources

Inc.

(
Coronado )
and

its

affiliated

and

subsidiary
companies and advisors.

Copies or

references to information in this

report may not

be used

without
the written permission of Coronado.
This report provides a

statement of coal resources and

coal reserves for Coronado, as

defined under
the
Australasian Code

for Reporting

of Exploration Results,

Mineral Resources

and Ore

Reserves
( JORC Code ) as well as under Subpart 1300 of Regulation S-K (Regulation S-K 1300) promulgated by the
United States

Securities and

Exchange Commission

(
SEC )
.

Subject to

the comments

below,

this
report

was

also

prepared

in

accordance

with

the
Australasian

Code

for

Public

Reporting

of
Technical

Assessments and Valuations of Mineral Assets
( VALMIN Code
).

The statement is based on

information provided by Coronado and

reviewed by Scott Peterson, CPG;
and Justin S. Douthat, PE, MBA.
As noted above, this report is a “Public Report” for the purposes of the VALMIN Code.

However,

in
accordance with paragraph 12.1 of the VALMIN Code, it is noted that this report is not a “Valuation of

Mineral

Assets
”,
and

it

also

does

not

comply

with

the

following

requirements

that

apply

to
“Technical Assessments” (as defined in the VALMIN

Code):
This report does not include a determination of the status of tenure (as required by paragraph
7.2 of the VALMIN Code) on the basis that tenure was separately reviewed by Coronado’s

legal
advisors.
This

report

does

not

include

separate

commentary

on

the

reasonableness

and

quality

of

the
Resources and Reserves estimates

and the basis on which they have been reported (as required

by
paragraph

7.3

of

the

VALMIN

Code).

MM&A

did

not

consider

that

this

was

appropriate

in
circumstances

where

MM&A

was

engaged

for

the

specific

purpose

of

preparing

those

estimates
and

the

Resource

estimates

were

prepared

by

Scott

Peterson

and

the

Reserve

estimates

were
prepared by Justin Douthat, both of whom are authors of this report.

However,

MM&A notes that,
in accordance with

its usual

practice, a separate

team of

MM&A employees

undertook a

peer review
of this

report and

confirmed that

both the

process followed

by the

authors of

this report

and the
estimates prepared were reasonable and comply with the requirements of the JORC Code.

Justin Douthat is a

licensed Professional Engineers and Registered Member of

the
Society of Mining
Engineers ( SME )
, Golden, Colorado,

USA.

Scott Peterson

is a Registered

Member of the
American
Institute

of

Professional

Geologists
( AIPG )
.

SME

and

AIPG

are
Recognized

Professional
Organizations

(
RPOs )
.

Both

are

full-time

employees

of

Marshall

Miller

&

Associates,

Inc.

and
recognized as a Qualified Persons ( QPs ).
The information in this TRS

related to coal resources and reserves is

based on, and fairly represents,
information compiled by the QPs.

At the time of

reporting, MM&A’s QPs have sufficient experience
relevant

to the

style of

mineralization

and type

of deposit

under consideration

and to

the activity

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
they are undertaking to qualify as a

QP as defined by the

SEC and the JORC Code.

Each QP consents
to the inclusion in

this report of the

matters based

on their information

in the form and

context in
which it appears.
Marshall

Miller

&

Associates,

Inc.

(
MM&A )

hereby

consents

to

the

use

of

the

information
contained in this report

dated December 31, 2021, relating

to estimates of

coal resources and coal
reserves controlled by Coronado.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
This report was prepared by:

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
/s/ Scott Peterson
February 18, 2022
Scott Peterson, CPG
Sr.

Principal Geologist
Direct Line: +1 304 809 0630

Email:

scott.peterson@mma1.com

Date of Signature
/s/ Justin S. Douthat February 18, 2022
Justin S. Douthat, PE, MBA
Executive Vice President
Direct Line: +1 304 809 0597
Email:

justin.douthat@mma1.com
Date of Signature

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Table of

Contents
1
Executive Summary
1
1.1
Property Description
1
1.2
Ownership
2
1.3
Geology
2
1.4
Exploration Status
2
1.5
Operations and Development
3
1.6
Mineral Resource
3
1.7
Mineral Reserve
3
1.8
Capital Summary
4
1.9
Operating Costs
5
1.10
Economic Evaluation
6
1.10.1
Discounted Cash Flow Analysis
10
1.10.2
Sensitivity Analysis
10
1.11
Permitting
11
1.12
Conclusion and Recommendations
11
2
Introduction
11
2.1
Registrant and Terms

of Reference
11
2.2
Information Sources
12
2.3
Personal Inspections
12
3
Property Description
12
3.1
Location
12
3.2
Titles, Claims or Leases
13
3.3
Mineral Rights
13
3.4
Encumbrances
14
3.5
Other Risks
14
4
Accessibility, Climate, Local Resources, Infrastructure and Physiography
14
4.1
Topography,

Elevation and Vegetation
14
4.2
Access and Transport
14
4.3
Proximity to Population Centers
14
4.4
Climate and Length of Operating Season
15
4.5
Infrastructure
15
5
History
15
5.1
Previous Operation
15
5.2
Previous Exploration
15
6
Geological Setting, Mineralization and Deposit
16
6.1
Regional, Local and Property Geology
16
6.2
Mineralization
17
6.3
Deposits
18

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
7
Exploration
19
7.1
Nature and Extent of Exploration
19
7.2
Non-Drilling Procedures and Parameters
20
7.3
Drilling Procedures
20
7.4
Hydrology
21
7.5
Geotechnical Data
21
8
Sample Preparation, Analyses and Security
22
8.1
Prior to Sending to the Lab
22
8.2
Lab Procedures
22
9
Data Verification
23
9.1
Procedures of Qualified Person
23
9.2
Limitations
23
9.3
Opinion of Qualified Person
23
10
Mineral Processing and Metallurgical Testing
23
10.1
Testing

Procedures
23
10.2
Relationship of Tests

to the Whole
24
10.3
Lab Information
24
10.4
Relevant Results
24
11
Mineral Resource Estimates
24
11.1
Assumptions, Parameters and Methodology
25
11.1.1
Geostatistical Analysis
26
11.2
Qualified Person’s Estimates
29
11.3
Qualified Person’s Opinion
30
12
Mineral Reserve Estimates
30
12.1
Assumptions, Parameters and Methodology
30
12.2
Qualified Person’s Estimates
32
12.3
Qualified Person’s Opinion
33
13
Mining Methods
33
13.1
Geotech and Hydrology
33
13.2
Production Rates
34
13.3
Mining Related Requirements
35
13.4
Required Equipment and Personnel
36
13.4.1
Mine:

Pangburn
36
13.4.2
Mine: Shaner
38
13.4.3
Mine: Fallowfield
39
14
Processing and Recovery Methods
40
14.1
Description or Flowsheet
40
14.2
Requirements for Energy, Water,

Material and Personnel
40
15
Infrastructure
41
16
Market Studies
41

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport

Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
16.1
Market Description
41
16.2
Price Forecasts
42
16.3
Contract Requirements
42
17
Environmental Studies, Permitting and Plans, Negotiations or Agreements
with Local Individuals
43
17.1
Results of Studies
43
17.2
Requirements and Plans for Waste Disposal
43
17.3
Permit Requirements and Status
43
17.4
Local Plans, Negotiations or Agreements
44
17.5
Mine Closure Plans
44
17.6
Qualified Person’s Opinion
44
18
Capital and Operating Costs
45
18.1
Capital Cost Estimate
45
18.2
Operating Cost Estimate
45
19
Economic Analysis
47
19.1
Assumptions, Parameters and Methods
47
19.2
Results
49
19.3
Sensitivity
53
20
Adjacent Properties
54
20.1
Information Used
54
21
Other Relevant Data and Information
54
22
Interpretation and Conclusions
55
22.1
Conclusion
55
22.2
Risk Factors
55
22.2.1
Governing Assumptions
56
22.2.2
Limitations
56
22.2.3
Methodology
56
22.2.4
Development of the Risk Matrix
57
22.2.5
Categorization of Risk Levels and Color Code Convention
60
22.2.6
Description of the Coal Property
60
22.2.7
Summary of Residual Risk Ratings
61
22.2.8
Risk Factors
61
23
Recommendations
67
24
References
67
25
Reliance on Information Provided by the Registrant
68
Figures (in Report)
Figure 1-1:

Mon Valley Complex Property Location Map
2
Figure 1-2:

CAPEX
5
Figure 1-3:

OPEX
6

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Figure 1-4:

Sensitivity of NPV
10
Figure 6-1:

Stratigraphic Column
18
Figure 7-1:

Mon Valley Cross-Section
20
Figure 11-1: Histogram of the Total

Seam Thickness for the Upper Freeport Seam
Present in the Mon Valley Complex
27
Figure 11-2: Scatter plot of the Total

Seam Thickness for the Upper Freeport Seam
Present in the Mon Valley Complex
27
Figure 11-3:

Variogram of the Total

Seam Thickness for the Upper Freeport Seam

Present in the Mon Valley Complex
28
Figure 11-4:

Result of DHSA for the Upper Freeport Seam Present in the Mon
Valley Complex`
29
Figure 13-1:

Proposed Pangburn Plant and Mine Site Infrastructure
38
Figure 18-1:

CAPEX
45
Figure 19-1:

Cash Costs per Tonne
49
Figure 19-2:

Sensitivity of NPV
54
Tables

(in Report)
Table

1-1:

Coal Resources Summary as of December 31, 2021
3
Table

1-2:

Coal Summary (ROM Basis (Moist)) as of December 31, 2021 (Mt)
4
Table

1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31,
2021 (Mt)
4
Table

1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)
7
Table

1-5:

Project Cash Flow Summary (000)
*
7
Table

11-1:

General Reserve and Resource Criteria
26
Table

11-2:

DHSA Results Summary for Radius from a Central Point
29
Table

11-3:

Coal Resources Summary as of December 31, 2021
30
Table

12-1:

Coal Summary (ROM Basis (Moist)) as of December 31, 2021 (Mt)
32
Table

12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31,
2021 (Mt)
32
Table

13-1:

Production Summary by Mine by Year

(000)
35
Table

16-1:

Quality Specifications by Product
42
Table

18-1:

Estimated Coal Production Taxes

and Sales Costs
47
Table

18-2:

Mon Valley Operating Costs
47
Table

19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)
50
Table

19-2:

Summary of Mon Valley Key Financial Performance Metrics (2021-
2029)
51
Table

1-5:

Project Cash Flow Summary (000)
*
7
Table

22-1:

Probability Level Table
58
Table

22-2:

Consequence Level Table
59
Table

22-3:

Risk Matrix
60
Table

22-4:

Risk Assessment Matrix
61

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Table

22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
62
Table

22-6:

Environmental (Risks 3 and 4)
63
Table

22-7:

Regulatory Requirements (Risk 5)
63
Table

22-8:

Market and Transportation (Risks 6 and 7)
64
Table

22-9:

Market and Transportation (Risk 8)
64
Table

22-10:

Methane Management (Risk 9)
65
Table

22-11:

Mine Fires (Risk 10)
66
Table

22-12:

Availability of Supplies and Equipment (Risk 11)
66
Table

22-13:

Labor – Work Stoppage (Risk 12)
67
Table

22-14:

Labor – Retirement (Risk 13)
67
Table

25-1:

Information from Registrant Relied Upon by MM&A
68
Appendices
A
Biographies

B
Maps

C
Glossary of Te

rms

D
JORC Table

1

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
1
Executive Summary
1.1

Property Description
Coronado Global Resources Inc. ( Coronado ) authorized Marshall Miller & Associates,
Inc.

(
MM&A )
to

prepare

this

Technical

Report

Summary

(
TRS
)

of

its

controlled

coal
resources

and

reserves

for

the

Mon

Valley

Complex

in

southwestern

Pennsylvania

(Mon
Valley or the Property
).

The report

provides a

statement of

coal resources

and coal

reserves
for

Coronado,

as

defined

under

the
Australasian

Code

for

Reporting

of

Exploration
Results, Mineral

Resources and Ore

Reserves
( JORC Code
) as

well as

under Subpart
1300

of

Regulation

S-K

(Regulation

S-K

1300)

promulgated

by

the
United

States
Securities

and

Exchange

Commission

(
SEC ) .

This

report

was

also

prepared

in
accordance with

the
Australasian Code

for Public

Reporting of

Technical Assessments
and Valuations of Mineral Assets ( VALMIN Code ).
The

Mon

Valley

property

is

comprised

of

three

separate

reserve

holdings,

namely,

the
Pangburn,

Shaner

and

Fallowfield

proposed

underground

mines

in

the

Upper

Freeport
seam.

All three

respective reserve

areas are

greenfield sites

and are

undeveloped.

The
three

mines

have

been

projected

to

operate

independently,

with

production

initially
beginning at Pangburn.

Shaner is projected

to come online as

replacement production for
Pangburn, and Fallowfield represents expanded

Mon Valley production after Pangburn is in
full production.

In addition

to the

individual mine/plant

sites, a

barge loading

dock on

the
Monongahela River adjacent

to the Pangburn

site is proposed

and will be

used to ship

clean
coal

for

all

three

mines.

Each

mine

site

will

include

a

coal

preparation

plant

and

all
necessary surface facilities.
Coal resources

and coal reserves

are herein reported

in metric

units of

measurement and
are rounded to millions of metric tonnes ( Mt
).

The

Mon

Valley

properties

are

located

approximately

16

kilometers

to

32

kilometers
southeast of

Pittsburgh, Pennsylvania

(see
Figure 1-1
).

The property

is composed

of 41,615
total

hectares,

of which

1,339

are

leased

from private

landholders under

two

leases,

and
40,276

hectares

are

owned

by

Coronado.

Subject

to

Coronado’s

exercising

its

renewal
rights thereunder,

both of the

leases expire upon exhaustion

of the relevant

coal reserves,
which is expected to occur in 2099.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Figure 1-1:

Mon Valley Complex Property Location Map
1.2

Ownership
Mineral rights

for the Property

were formerly controlled

by
Consolidation Coal Company
( CONSOL )
.

Coronado acquired the Mon Valley properties from CONSOL in March 2016.
1.3

Geology
There

are

currently

no active

operations

in

the

Mon

Valley

complex.

Strata

of

economic
interest

for

this

TRS

are

of

the

Pennsylvanian-age

Allegheny

Formation,

and

the

subject
Upper

Freeport

seam

is

the

principal

coal

seam

of

interest

for

Coronado.

The

Upper
Freeport

seam

has

been

mined

extensively

in

the

region.

The

seam

is

situated

below
drainage

throughout

the

Property

and

will

be

accessed

by

constructed

mine

shafts

and
slopes.
1.4

Exploration Status
The

Property

has

been

explored

extensively,

largely

by

drilling

using

continuous

coring
method, rotary

drilling, and

by downhole

geophysical methods.

The majority

of the

data was

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
acquired

or

generated

by

previous

owners

of

the

Property.

These sources

comprise

the
primary data used

in the

evaluation of the

coal resources and

coal reserves

on the Property.

MM&A

examined

the

data

available

for

the

evaluation

and

incorporated

all

pertinent
information into

this TRS.

Where data

appeared to

be anomalous

or not

representative, that
information was excluded from

the digital databases and

subsequent processing by MM&A.

Ongoing

exploration

has

been

carried

out

by

Coronado

since

acquiring

the

Mon

Valley
properties.

1.5

Operations and Development
Coronado

currently

has

no

active

operations

in

the

Mon

Valley

complex.

The

mines

will
produce coal that is suitable for the high-volatile metallurgical coal markets.
The preliminary design for the Pangburn mine surface facilities was provided by Coronado.

The facilities include offices, warehouses,

shops, a bathhouse for personnel, a preparation
plant

to

process

run-of-mine

(
ROM
)

coal,

a

refuse

area

with

a

designed

capacity

of
approximately 35 million refuse tonnes, raw coal storage at the plant totaling approximately
100,000

tonnes, clean

coal

storage at

the plant

site of

approximately 54,000

tonnes, and
three clean coal stockpiles

adjacent to the dock

loading facility on the

Monongahela River.

The

three

river

stockpiles

have

a

designed

capacity

of

approximately

266,000

tonnes.

Processes are expected to be typical

of those used at operating coal-processing

plants and
the coal

industry in

general.

The river

dock is

anticipated to

also support

production from
the planned

Fallowfield and

Shaner operations.

Room-and-pillar mining

will be

employed
at these properties.
1.6

Mineral Resource
Mineral resources, representing

in-situ coal in

which a portion

of reserves are

derived, are
presented below.

A coal resource estimate,

summarized in
Table

1-1
, was prepared as

of
December 31, 2021, for property controlled by Coronado.
Table 1-1:

Coal Resources Summary as of December 31, 2021

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur%
VM%
Inclusive of Reserve 291.0 213.5 9.3 513.8
31 1.4 26
Exclusive of Reserve 0.0 0.0 0.0 0.0
Total 12/31/2021 291.0 213.5 9.3 513.8
Note:

Resource tonnes are inclusive of reserve

tonnes since they include the in-situ tonnes from

which recoverable coal reserves
are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Mon Valley properties do not have any resource

tonnes exclusive of reserves as of December

31, 2021.
1.7

Mineral Reserve
Reserve

tonnage

estimates

provided

herein

report

coal

reserves

derived

from

the

in-situ
resource tonnes presented in
Table

1-1
, and not in addition to coal resources.

Proven and
probable

coal

reserves

were

derived

from

the

defined

coal

resource

considering

relevant
mining,

processing,

infrastructure, economic

(including

estimates of

capital,

revenue, and
cost),

marketing,

legal,

environmental,

socio-economic

and

regulatory

factors.

The

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Resource estimate has been used as

the basis for this Reserve calculation,

which utilizes a
reasonable

Preliminary

Feasibility

Study,

a

Life-of

Mine

(
LOM
)

Mine

Plan

and

practical
recovery factors.

Production modeling was completed with an effective start

date of May 1,
2031.

Factors that would

typically preclude conversion

of a coal

resource to coal

reserve include
the following: inferred

resource classification; absence

of coal quality;

poor mine recovery;
lack of

access; geological

encumbrances associated

with overlying

and underlying

strata;
seam thinning;

structural complication;

and insufficient

exploration have

all been

considered.

Reserve

consideration

excludes

those

portions

of

the

resource

area

which

exhibit

the
aforementioned geological and operational encumbrances.

Table 1-2:

Coal Summary (ROM Basis (Moist)) as of December

31, 2021 (Mt)

Demonstrated Coal Reserves (Mt, Moist ROM)

By Reliability Category By Mining Type By Control Type Quality (Dry)
Area /
Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Mon Valley 113.9 83.2 197.1 0.0 197.1 195.7 1.4 37 1.2 23
Coal

reserves

are

presented

on

a

ROM

basis

in
Table

1-2
.

Proven

and

probable

coal
reserves

were

derived

from

the

defined

in-situ

coal

resource

considering

relevant
processing,

economic

(including

technical

estimates

of

capital,

revenue,

and

cost),
marketing,

legal,

environmental,

socioeconomic,

and

regulatory

factors.

The

proven

and
probable coal reserves on the Property are summarized below in
Table

1-3
.
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December

31, 2021 (Mt)

Demonstrated Coal Reserves (Wet Tons, Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Mon Valley 77.8 56.6 134.4 0.0 134.4 133.4 1.0 8 1.2 35

Note: Marketable reserve tonnes are reported

on a moist basis, including a combination of

surface and inherent moisture.

The
combination of surface and inherent moisture is

modeled at 6-percent.

Actual product moisture is dependent upon

multiple
geological factors, operational factors, and product

contract specifications and can exceed 8-percent.

As such, the modeled
moisture values provide a level of conservatism

for reserve reporting.

Life-of-mine sulfur for Pangburn is an estimated 1.21%;
however, overall Mon Valley Complex reserve average is 1.36% sulfur.
In summary, Coronado controls

a total

of 134.4 Mt

(moist basis)

of marketable

coal reserves
at

Mon

Valley,

as

of

December

31,

2021.

Of

that

total,

58

percent

are

proven,

and

42
percent are probable.

There are 133.4 Mt

of owned coal reserves

and 1.0 Mt of

leased coal
reserves.

All of the

Mon Valley

reserves are considered

suitable for the

metallurgical coal
market.

All of the Mon Valley reserves are unassigned.
1.8

Capital Summary
The

MM&A

financial

model

includes

provisions

for

operating

equipment

at

the

proposed
Mon Valley

operations.

MM&A’s

capital schedules

assume that

major equipment

rebuilds
occur over

the course of

each machine’s

remaining assumed operating

life.

Replacement
equipment

was

scheduled

based

on

MM&A’s

experience

and

knowledge

of

mining
equipment

and

industry

standards

with

respect

to

the

useful

life

of

such

equipment.

A
summary of the estimated capital for the Property is provided in Figure 1-2 below.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Figure 1-2:

CAPEX
1.9

Operating Costs
MM&A

used

the

Coronado

historical

and/or

budget

cost

information

for

comparable
operations

as

a

reference

and

developed

personnel

schedules

for

the

mine

and

support
facilities.

Hourly

labor

rates

and

salaries

were

based

upon

information

contained

in
Coronado’s

financial

summaries.

Fringe

benefit

costs

were

developed

for

vacation

and
holidays,

federal

and

state

unemployment

insurance,

retirement,

workers’

compensation
and pneumoconiosis,

casualty and

life insurance,

healthcare, and

bonuses.

A cost

factor
for mine

supplies was

developed that

relates expenditures

to mine

advance rates

for roof
control

costs

and

other

mine

supply

costs

at

underground

mines.

Other

factors

were
developed

for

maintenance

and

repair

costs,

rentals,

mine

power,

outside

services

and
other direct mining costs.

Operating-cost factors

were also

developed for

the coal

preparation plant

processing, refuse
handling, coal

loading, property

taxes, and

insurance and

bonding.

Appropriate royalty

rates
were assigned for

production from

leased coal

lands and sales

taxes were calculated

for the
federal black lung excise tax, and federal reclamation fees.
A summary of the projected operating costs for the Property is provided in Figure 1-3 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Figure 1-3:

OPEX
1.10

Economic Evaluation
The pre-feasibility

financial model

prepared for

this TRS

was developed

to test

the economic
viability of each

coal resource area.

The results of this

financial model are

not intended to
represent a bankable feasibility study,

required for financing of any current or future mining
operations

contemplated

for

the

Coronado

properties,

but

are

intended

to

establish

the
economic viability

of the estimated

coal reserves.

Cash flows

are simulated

on an annual
basis in

nominal dollars

assuming a

2% inflation

rate based

on projected

production from
the

coal

reserves.

The

discounted

cash

flow

analysis

presented

herein

is

based

on

an
effective date of January 1, 2022.

On

an

un-levered

basis,

the

net

present

value

(
NPV
)

of

the

project

cash

flow

after

taxes
represents

the

Enterprise

Value

of

the

project.

The

project

cash

flow,

excluding

debt
service,

is

calculated

by

subtracting

direct

and

indirect

operating

expenses

and

capital
expenditures from

revenue.

Direct costs

include labor, operating

supplies, maintenance

and
repairs, facilities

costs for

materials handling,

coal preparation,

refuse disposal,

coal loading,
reclamation

and

general

and

administrative

costs.

Indirect

costs

include

statutory

and
legally agreed

upon fees

related to

direct extraction

of the

mineral.

The indirect

costs are
the

Federal

black

lung

tax,

Federal

reclamation

taxes,

property

taxes,

coal

production
royalties, and income taxes.
Table

1-4

shows

LOM

tonnage,

profit

&

loss

(
P&L
),

and

earnings

before

income

tax,
depreciation & amortization ( EBITDA
)

for each proposed Coronado mine at Mon Valley.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Table 1-4:

Life-of-Mine Tonnage, P&L before Tax, and EBITDA ($000)

LOM LOM P&L LOM EBITDA

Tonnes
*
Pre-Tax

P&L
Per Tonne EBITDA Per Tonne
Pangburn 14,376 $701,483 $48.80 $1,259,113 $87.59
Fallowfield 72,640 $4,712,144 $64.87 $6,688,054 $92.07
Shaner 48,294 $4,656,184 $96.41 $5,641,238 $116.81
Consolidated PA Deep Mines 135,309 $10,069,811 $74.42 $13,588,405 $100.42
Note:

*Financial model includes 0.9

million tonnes of inferred

coal production.

Inferred coal represents
0.6% of the total production, and none of this coal was included in the estimate of reserves.
As

shown

in
Table

1-4,

all

of

the

mines

analyzed

show

positive

EBITDA

over

the

LOM.

Overall, Coronado’s consolidated operations show

positive LOM P&L and LOM EBITDA

of
$10.1 billion and $13.6 billion, respectively.
Coronado’s consolidated Mon Valley cash flow summary in nominal dollars assuming a 2%
inflation rate, excluding debt service, is shown in
Table

1-5

below.
Table 1-5:

Project Cash Flow Summary (000)
*

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2026 2027 2028 2029 2030
Production & Sales tonnes 135,311 - - - - -
Total Revenue $32,678,158 $- $- $- $- $-
EBITDA $11,822,150 $(369) $(369) $(369) $(369) $(369)
Net Income $5,925,986 $(369) $(369) $(369) $(369) $(369)
Net Cash Provided by Operating Activities $9,042,337 $(369) $(369) $(369) $(369) $(312)
Purchases of Property, Plant, and Equipment $(3,293,945) $- $(5,087) $(29,721) $(35,261) $(215,753)
Net Cash Flow $5,748,391 $(369) $(5,456) $(30,090) $(35,629) $(216,065)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2031 2032 2033 2034 2035 2036
Production & Sales tonnes 399 1,810 1,875 1,958 2,029 2,030
Total Revenue $57,415 $266,199 $281,967 $301,091 $319,037 $326,330
EBITDA $31,974 $163,768 $175,562 $191,169 $204,833 $209,981
Net Income $(43,182) $84,520 $86,628 $82,382 $94,260 $106,329
Net Cash Provided by Operating Activities $25,910 $135,802 $160,145 $157,652 $168,511 $179,238
Purchases of Property, Plant, and Equipment $(199,931) $(1,928) $- $(21,158) $(19,527) $(204,537)
Net Cash Flow $(174,021) $133,874 $160,145 $136,494 $148,984 $(25,299)

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2037 2038 2039 2040 2041 2042
Production & Sales tonnes 2,062 1,960 1,762 2,366 1,804 1,724
Total Revenue $338,825 $329,205 $302,680 $415,404 $307,404 $305,722
EBITDA $217,762 $206,113 $179,715 $261,905 $167,920 $166,433
Net Income $94,184 $107,142 $79,588 $136,843 $92,275 $83,239
Net Cash Provided by Operating Activities $190,294 $179,925 $156,327 $197,122 $130,469 $131,680
Purchases of Property, Plant, and Equipment $(178,362) $(11,413) $(10,070) $(18,939) $(6,627) $(11,701)
Net Cash Flow $11,932 $168,512 $146,257 $178,183 $123,842 $119,979

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2043 2044 2045 2046 2047 2048
Production & Sales tonnes 1,717 1,641 1,719 1,657 1,582 1,704
Total Revenue $307,825 $296,435 $323,078 $319,329 $311,207 $346,423
EBITDA $166,345 $155,468 $176,197 $172,276 $164,044 $190,984
Net Income $97,162 $102,577 $115,995 $111,938 $105,580 $121,920
Net Cash Provided by Operating Activities $134,459 $126,566 $132,835 $135,759 $130,416 $145,691
Purchases of Property, Plant, and Equipment $(70,898) $(32,130) $(1,608) $(3,445) $(20,197) $(42,226)
Net Cash Flow $63,561 $94,436 $131,226 $132,313 $110,218 $103,465

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2049 2050 2051 2052 2053 2054
Production & Sales tonnes 1,656 1,732 1,702 1,596 1,642 1,750
Total Revenue $341,272 $366,419 $363,743 $344,653 $358,264 $385,655
EBITDA $185,001 $203,854 $199,083 $181,885 $190,949 $208,272
Net Income $117,207 $139,379 $136,063 $119,219 $124,332 $139,625
Net Cash Provided by Operating Activities $148,383 $156,450 $155,343 $145,611 $148,945 $159,944
Purchases of Property, Plant, and Equipment $(21,985) $(2,264) $(17,661) $(35,030) $(22,841) $-
Net Cash Flow $126,398 $154,185 $137,682 $110,580 $126,104 $159,944

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2055 2056 2057 2058 2059 2060
Production & Sales tonnes 1,751 2,609 3,576 3,732 3,846 3,762
Total Revenue $389,797 $586,754 $812,425 $856,469 $891,518 $881,012
EBITDA $209,937 $293,768 $402,164 $424,215 $445,248 $430,456
Net Income $159,520 $155,760 $230,828 $240,983 $258,267 $235,432
Net Cash Provided by Operating Activities $177,985 $239,301 $313,658 $343,495 $359,216 $357,509
Purchases of Property, Plant, and Equipment $(503,004) $(81,075) $(26,163) $(36,932) $(20,244) $(124,371)
Net Cash Flow $(325,019) $158,226 $287,495 $306,563 $338,972 $233,138

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2061 2062 2063 2064 2065 2066
Production & Sales tonnes 3,488 3,390 3,466 3,397 2,961 2,826
Total Revenue $825,025 $810,082 $836,766 $828,451 $729,294 $703,094
EBITDA $384,291 $373,425 $383,395 $380,242 $330,841 $317,117
Net Income $197,731 $249,775 $251,050 $244,672 $199,779 $187,067
Net Cash Provided by Operating Activities $332,663 $309,606 $303,605 $304,427 $278,545 $263,255
Purchases of Property, Plant, and Equipment $(48,371) $(18,997) $(56,143) $(55,800) $(106,035) $(48,026)
Net Cash Flow $284,292 $290,609 $247,461 $248,627 $172,510 $215,229

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2067 2068 2069 2070 2071 2072
Production & Sales tonnes 2,479 2,318 2,289 1,438 1,988 1,993
Total Revenue $623,079 $588,566 $587,014 $372,607 $520,312 $526,958
EBITDA $274,027 $245,996 $243,975 $120,878 $208,565 $209,313
Net Income $157,110 $137,332 $132,150 $60,913 $125,427 $130,499
Net Cash Provided by Operating Activities $236,473 $211,681 $204,662 $72,113 $144,108 $165,794
Purchases of Property, Plant, and Equipment $(105,470) $(32,972) $(35,968) $(21,665) $(40,884) $(29,483)
Net Cash Flow $131,003 $178,708 $168,694 $50,448 $103,224 $136,311

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2073 2074 2075 2076 2077 2078
Production & Sales tonnes 1,822 2,098 2,055 2,107 1,883 2,129
Total Revenue $486,489 $513,364 $508,098 $526,120 $474,939 $542,425
EBITDA $180,965 $192,961 $185,766 $199,986 $169,269 $204,346
Net Income $110,565 $131,576 $121,087 $124,925 $102,184 $132,803
Net Cash Provided by Operating Activities $151,740 $149,923 $150,163 $155,728 $139,913 $152,938
Purchases of Property, Plant, and Equipment $- $- $(38,951) $(73,146) $(11,367) $(3,092)
Net Cash Flow $151,740 $149,923
$111,2

12
$82,582 $128,546 $149,846

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2079 2080 2081 2082 2083 2084
Production & Sales tonnes 1,937 1,723 2,242 1,568 2,285 1,637
Total Revenue $498,511 $448,125 $588,782 $416,070 $612,359 $443,292
EBITDA $172,232 $139,209 $217,859 $113,527 $222,506 $118,656
Net Income $108,806 $74,410 $128,734 $54,853 $144,403 $63,019
Net Cash Provided by Operating Activities $140,295 $115,386 $153,758 $109,676 $151,887 $113,810
Purchases of Property, Plant, and Equipment $(20,499) $(63,240) $(32,548) $(7,363) $(18,926) $(35,128)
Net Cash Flow $119,796 $52,146 $121,210 $102,313 $132,961 $78,682

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2085 2086 2087 2088 2089 2090
Production & Sales tonnes 1,982 1,477 1,857 1,616 1,993 1,305
Total Revenue $542,129 $408,032 $518,052 $455,417 $567,535 $375,427
EBITDA $169,637 $89,713 $145,507 $108,922 $166,892 $55,785
Net Income $96,625 $31,702 $79,264 $51,566 $96,127 $8,392
Net Cash Provided by Operating Activities $123,443 $88,067 $104,777 $94,796 $120,752 $66,853
Purchases of Property, Plant, and Equipment $(35,870) $(53,613) $(23,904) $(32,182) $- $(31,114)
Net Cash Flow $87,573 $34,453 $80,873 $62,614 $120,752 $35,738

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2091 2092 2093 2094 2095 2096
Production & Sales tonnes 1,637 1,612 1,747 1,355 1,731 1,752
Total Revenue $475,574 $473,016 $517,712 $405,723 $523,488 $535,336
EBITDA $103,525 $97,847 $113,758 $40,298 $107,715 $110,329
Net Income $41,301 $32,537 $52,174 $(4,344) $49,211 $50,915
Net Cash Provided by Operating Activities $75,371 $81,436 $89,571 $46,746 $76,088 $90,203
Purchases of Property, Plant, and Equipment $(71,872) $(66,089) $- $- $(42,121) $-
Net Cash Flow $3,499 $15,347 $89,571 $46,746 $33,967 $90,203

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2097 2098 2099 2100 2101 2102
Production & Sales tonnes 1,387 916 393 - - -
Total Revenue $428,077 $285,625 $123,638 $- $- $-
EBITDA $46,344 $27,079 $5,340 $- $- $-
Net Income $2,394 $(3,736) $(11,836) $- $- $-
Net Cash Provided by Operating Activities $50,190 $27,994 $(197,622) $- $- $-
Purchases of Property, Plant, and Equipment $- $- $- $- $- $-
Net Cash Flow $50,190 $27,994 $(197,622) $- $- $-
●

Financial model includes 0.9 million tonnes of inferred coal production.

Inferred coal represents 0.6% of the
total production, and none of this coal was included in the estimate of reserves.
Consolidated cash flows

are driven by

annual sales tonnage,

which grows from

0.4 million
tonnes in

2031 to

a peak

of 3.8

million tonnes

in 2059.

Between years

2060 and

2089, sales
ranges

from

1.5

million

to

2.7

million

tonnes

and

between

years

2090-2099,

sales

range
from 0.4

million tonnes

to 1.3

million tonnes.

Projected consolidated

revenue grows

from
$57.4 million in

2031 to

a peak

of $891.5

million in

2059.

Revenue totals

$32.7 billion

for
the project’s life.
Consolidated

cash

flow

from

operations

is

positive

throughout

the

projected

operating
period,

with

the

exception

of

post-production

years,

due

to

end-of-mine

reclamation
spending.

Consolidated

cash

flow

from

operations

peaks

at

$359.2

million

in

2059

and

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10
totals $9.0 billion over the project’s life.

Capital expenditures total $485.8 million during the
first five years and $3.3 billion over the project’s life.

1.10.1

Discounted Cash Flow Analysis
Cash

flow

after

tax,

but

before

debt

service,

generated

over

the

life

of

the

project

was
discounted to NPV

at a 10.0%

discount rate, which

represents Coronado’s

estimate of the
nominal

dollar,

risk

adjusted

weighted

average

cost

of

capital

(
WACC
)

for

likely

market
participants if the subject reserves were offered

for sale.

On an un-levered basis, the NPV
of

the

project

cash

flows

represents

the

Enterprise

Value

of

the

project

and

amounts

to
$287.3 million.

The pre-feasibility financial

model prepared

for the TRS

was developed

to
test

the

economic

viability

of

each

coal

resource

area.

The

NPV

estimate

was

made

for
purposes of

confirming the

economics for

classification of

coal reserves

and not

for purposes
of valuing

Coronado or

its Mon

Valley

assets.

Mine plans

were not

optimized, and

actual
results of

the operations

may be

different, but

in all

cases, the

mine production

plan assumes
the properties are under competent management.
1.10.2

Sensitivity Analysis
Sensitivity of the NPV results to changes in

the key drivers is presented in the chart below.

The

sensitivity

study

shows

the

NPV

at

the

10.0%

discount

rate

when

Base

Case

sales
prices, operating costs, and capital costs are increased

and decreased in increments of 5%
within a +/- 15% range.
Figure 1-4:

Sensitivity of NPV
As shown, NPV

is quite sensitive

to change in

sales price and

operating cost estimates,

and
slightly sensitive to changes in capital cost estimates.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 11
1.11

Permitting
Due

to

the

projected

start-up

date

of

the

Mon

Valley

mines,

initial-stage

permit

work

has
been completed to date;

however, no

permit applications have been

submitted to the state
or

federal

regulatory

agencies.

The

proposed

mines

are

located

in

an

area

with

a

long
history of coal mining, with

numerous permitted operations in close proximity.

Coal mining
permits

are

routinely

obtained;

a

2

to

3-year

lead

time

is

recommended.

Estimated
expenditures for

mine closure

and site

reclamation are

included in

the financial

model for
each mine or

plant site.

MM&A is unaware

of any obvious

or current Coronado

permitting
issues that

are expected

to prevent

the issuance

of future permits.

All coal

producers are
subject to a

level of uncertainty

regarding future clean

water permits due

to
United States
Environmental Protection Agency ( EPA )

involvement with state programs.
1.12

Conclusion and Recommendations
Sufficient

data

has

been

obtained

through

various

exploration,

sampling

programs,

and
mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the Property.

The data are of sufficient quantity and

reliability
to reasonably support the coal-resource and coal-reserve estimates in this TRS.
The geological data and

preliminary feasibility study, which consider mining

plans, revenue,
and operating- and

capital-cost estimates are sufficient

to support the

classification of coal
reserves provided herein.
This

geologic

evaluation

conducted

in

conjunction

with

the

preliminary

feasibility

study
concludes

that

the

134.4

Mt

of

marketable

underground

coal

reserves

identified

on

the
Property

are

economically

mineable

under

reasonable

expectations

of

market

prices

for
metallurgical coal products, estimated operation costs, and capital expenditures.
2
Introduction
2.1

Registrant and Terms of Reference
This report

was prepared

for the

sole use

of
Coronado Global

Resources Inc.

(
Coronado )
and its affiliated

and subsidiary companies

and advisors.

The report provides a

statement
of coal resources

and coal reserves

for Coronado, as

defined under

the
Australasian Code
for

Reporting

of

Exploration

Results,

Mineral

Resources

and

Ore

Reserves
( JORC
Code
) as

well as

under Subpart

1300 of

Regulation S-K (Regulation

S-K 1300)

promulgated
by the
United States Securities

and Exchange Commission

(
SEC ) .

This report was

also
prepared

in accordance

with the
Australasian Code

for Public

Reporting of

Technical
Assessments and Valuations of Mineral Assets ( VALMIN Code ).
The

Mon

Valley

property

is

comprised

of

three

separate

reserve

holdings,

namely,

the
Pangburn,

Shaner

and

Fallowfield

proposed

underground

mines

in

the

Upper

Freeport
seam.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 12
The report

provides a

statement of

coal resources

and coal

reserves for

Coronado at

the
Property.

Exploration results

and Resource

calculations were

used as

the basis

for the

mine
planning and the

preliminary feasibility study

completed to determine

the extent and

viability
of the reserve.
Coal resources

and coal reserves

are herein reported

in metric

units of

measurement and
are rounded to millions of metric tonnes ( Mt ).
2.2

Information Sources
This TRS

is based

on information

provided by Coronado

and reviewed

by Scott

Peterson,
CPG; and Justin S. Douthat, PE, MBA.
Coronado

engaged

MM&A

to

conduct

a

coal

resource

and

reserve

evaluation

of

the
Coronado coal properties as

of December 31, 2021, the

effective date of

this TRS for Mon
Valley.

For the evaluation, the following tasks were to be completed:

>

Conduct a site visit to the projected resource/reserve area;
>

Process

the

information

supporting

the

estimation

of

coal

resources

and

reserves

into
geological models;

>

Develop life-of-reserve mine (
LOM ) plans and financial models;
>

Hold discussions with Coronado company management; and

>

Prepare and issue a TRS providing a statement of coal resources and reserves which would include:
-

A description of the mines and facilities.

-

A description of the evaluation process.
-

An

estimation

of

coal

resources

and

reserves

with

compliance

elements

as

stated
under the JORC Code and the SEC Regulation S-K 1300.
2.3

Personal Inspections
MM&A is

very familiar

with the

Mon Valley properties,

having provided

a variety

of geological
and

engineering

evaluations

of

the

subject

property

and

neighboring

properties

in

recent
years.

No facilities are constructed on the properties.
3
Property Description
3.1

Location
The Mon

Valley

Complex will

include the

Pangburn, Shaner,

and Fallowfield

underground
mines

in

the

Upper

Freeport

coal

seam.

The

properties

are

located

approximately

22.5
kilometers southeast of Pittsburgh.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 13
The

property

is

located

in

Allegheny,

Washington,

and

Westmoreland

Counties,
Pennsylvania.

Mining operations here have not yet been initiated.

The Property is located
on

portions

of

eight
United

States

Geological

Survey
( USGS
)

quadrangles:

Irwin;
Glassport;

Monongahela;

Donora;

Smithton;

California;

Ellsworth;

and

Hackett.

The
coordinate system and datum

used for the model

of Mon Valley

and the subsequent maps
were produced in the Pennsylvania State Plane South system, NAD 27.
3.2

Titles, Claims or Leases
The property is composed

of 41,615 total hectares,

of which 1,339 are

leased from private
landholders

under

two

leases,

and

40,276

hectares

are

owned

by

Coronado.

Subject

to
Coronado’s

exercising

its

renewal

rights

thereunder,

both

of

the

leases

expire

upon
exhaustion of

the relevant

coal reserves,

which is

expected to

occur in

2099.

MM&A has
not carried out

a separate title

verification for the

coal properties and

has not verified

leases,
deeds,

surveys,

or

other

property-control

instruments

pertinent

to

the

subject

resources.

Tenure

was separately reviewed by Coronado’s legal advisors.

Coronado has represented
to MM&A

that it

controls the

mining rights

to the

reserves as

shown on

its property

maps,
and MM&A has accepted these as being a true and accurate depiction of the mineral rights controlled by

Coronado.

The TRS

assumes the

properties are

developed under

responsible
and experienced management.

3.3

Mineral Rights
Coronado supplied property

control maps to

MM&A related to

properties for which

mineral
and/or

surface

property

are

controlled

by

Coronado.

While

MM&A

accepted

these
representations

as

being

true

and

accurate,

MM&A

has

no

knowledge

of

past

property
boundary disputes

or other

concerns, through

past knowledge

of the

Property,

that would
signal concern over future mining operations or development potential.
Property

control

in

Appalachia

can

be

intricate.

Coal-mining

properties

are

typically
composed

of

numerous

property

tracts

which

are

owned

and/or

leased

from

both

land-
holding companies

and private

individuals or

companies.

It is

common to

encounter severed
ownership,

with

different

entities

or

individuals

controlling

the

surface

and

mineral

rights.

Mineral control in

the region is

typically characterized by

leases or ownership

of larger tracts
of land, with surface control generally comprised of smaller tracts, particularly in developed areas.
Legal mining rights

may reflect a

combination of fee

or mineral ownership

and fee

or mineral
leases of coal lands through various surface and mineral lease agreements.

Control of the surface property is necessary to conduct surface mining but is not necessary to conduct underground mining.

Given that the vicinity of the Mon Valley properties has an
extensive history of

coal mining, Coronado

and its predecessors

have a successful history
of obtaining any necessary rights and the associated permits to mine.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 14
3.4

Encumbrances
No Title Encumbrances

are known.

By assignment,

MM&A did

not complete

a query

related
to Title Encumbrances.

3.5

Other Risks
There is always risk involved in property

control.

Coronado and its predecessor, CONSOL,
have both had their legal

teams examine the deeds and title

control in order to minimize

the
risk.

4
Accessibility, Climate, Local Resources,
Infrastructure and Physiography
4.1

Topography,

Elevation and Vegetation
Topography

of

the

area

surrounding

the

proposed

Mon

Valley

complex

is

typical

of

the
Northern Appalachian

Plateau consisting

of broad

river valleys

and rolling

hills, with

some
upland regions.

Surface elevations near

the Property range

from approximately 396

meters
above sea

level in

upland regions

to approximately

220 meters

at stream

level.

The property
is moderately

vegetated by

primarily oak

hardwood forests,

but the

majority of

the land

is
developed for

farm and

residential use.

The property

is situated

near the

major urban

center
of Pittsburgh, PA and is considered suburban.

4.2

Access and Transport
There is general

access to the

Mon Valley property via

a well-developed network

of primary,
secondary,

and unimproved

roads.

The Monongahela

and Youghiogheny

Rivers traverse
the

Property

from

south

to

north.

There

are

numerous

four-lane

limited-access

roads
situated within or

adjacent to the Property

as well as

a network of

improved two-lane state
and county

roads.

U.S. Interstate

70 and

Pennsylvania Route

51 traverse

the Fallowfield
and

Pangburn

properties,

respectively.

Numerous

secondary

and

unimproved

roads
provide direct access to

the mine property, some being state-

and town- maintained.

These
roads typically stay open throughout the

year.

There are numerous transportation/logistical
options for

shipping product.

The primary

means of

transport for

produced coal

would be
by barge

on the

Monongahela River/Ohio

River system.

Additionally, a CSX

rail line

located
along the banks of

the Monongahela River would

provide another option for

the shipment of
coal.
4.3

Proximity to Population Centers

The Mon Valley property lies

near the communities

of Bentleyville, Lockview, Monongahela,
Elizabeth, Sutersville, and

Irwin, Pennsylvania approximately

16 kilometers to

32 kilometers
southeast

of

Pittsburgh,

and

16

kilometers

to

32

kilometers

from

Washington

and
McKeesport, Pennsylvania.

As of the 2020 census Pittsburgh had a population of 302,971 residents; McKeesport, 18,825; and Washington, 13,176.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 15
4.4

Climate and Length of Operating Season
The climate of the region is classified

as warm-summer humid continental with four distinct
seasons:

warm summers,

cold winters,

and moderate

fall and

spring seasons.

Precipitation
in

the region

is consistent

throughout the

year with

the most

rain falling

in spring

and

the
early

months

of

summer.

Average

yearly

rainfall

is

53.1

centimeters.

Summer

months
typically begin

in late

May and

end in

early September

and range

in average

temperature
from 51 to 84 degrees

Fahrenheit (or 10.6 to

28.9 degrees Celsius).

Winters typically begin
in mid to late November and run until mid to late

March with average temperatures ranging
from 22 to

50 degrees Fahrenheit

(or -5.6 to

10 degrees Celsius).

Precipitation in the

winter
typically

comes

in

the

form

of

snowfall

or

as

a

wintery

mix

(sleet

and

snow)

with

severe
snowfall events occurring

occasionally.

Seasonal variations

in climate typically

do not

affect
underground mining in

Pennsylvania.

However, weather events could

potentially negatively
impact efficiency

of surface

and preparation

plant operations

on a

very limited

basis, typically
lasting less than a few days.
4.5

Infrastructure
The

Mon

Valley

property

has

sources

of

water,

power,

personnel,

and

supplies

readily
available

for

use.

Personnel

have

historically

been

sourced

from

the

surrounding
communities in

Allegheny,

Washington,

and Westmoreland

Counties, and

have proven

to
be

adequate

in

numbers to

operate

the mines.

As

mining

is common

in

the

surrounding
areas, the workforce is

generally familiar with mining

practices, and many are

experienced
miners.

Water is expected to be sourced locally

from nearby public water sources

or rivers.

Electricity is anticipated to be sourced from West Penn Power ( West Penn )

or
Duquesne
Light ( Duquesne Light )
.

The service industry in the areas surrounding

the proposed mine
complex has

historically provided

supplies, equipment

repairs and

fabrication, etc.

Barge
transport

on

the

Monongahela

River/Ohio

River

system

will

serve

as

the

main

means

of
product transport

from the

mine, and

currently serve as

a means

of coal

transportation for
neighboring

Pittsburgh seam

operations.

Rail access

is provided

by a

CSX Corporation
( CSX )

rail line.

5
History
5.1

Previous Operation
The

property

was

formerly

controlled

by
Consolidation

Coal

Company
( CONSOL ).

Historic

underground

operations

were

active

in

the

area

in

the

early

1900’s

and

contour
surface mining was

performed in the

1950 to 1960

era.

Coronado acquired the

properties
from CONSOL in March 2016.
5.2

Previous Exploration
The properties have

been extensively explored by

subsurface drilling efforts

carried out by
numerous

entities,

most

of

which

were

completed

prior

to

acquisition

by

Coronado.

The

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 16
majority of the drilling was accomplished using vertical continuous (diamond) coring and air
rotary methods.
Drill

records

indicate

that

independent

contract

drilling

operators

have

been

engaged
periodically to carry out exploration drilling

on the properties.

Geophysical logging on those
properties

acquired

from

CONSOL

was

often

performed

by

both

CONSOL’s

in-house
logging services and outside logging firms.

6
Geological Setting, Mineralization and Deposit
6.1

Regional, Local and Property Geology
The

property

lies

in

the

Northern

Appalachian

Coal

basin

in

the

Appalachian

Plateau
physiographic

province.

The

coal

deposits

in

the

eastern

USA

are

the

oldest

and

most
extensively developed coal deposits in

the country.

The coal deposits on

the properties are
Carboniferous

in

age,

being

of

the

Pennsylvanian

system.

Overall,

these

Carboniferous
coals

contain

roughly

two-fifths

of

the

bituminous

coal

deposits

in

the

United

States

and
extend over 1,448 kilometers

from northern Alabama to

Pennsylvania and are part of

what
is known

as the
Appalachian Basin
.

The Appalachian

Basin is

more than

402 kilometers
wide and, in some portions, contains over 60 coal seams of varying economic significance.
Seams

of

economic

significance

typically

range

between

0.3

meters

to

1.8

meters

in
thickness,

with

relatively

little

structural

deformation.

Regional

structure

is

typically
characterized by gently dipping strata to the northwest at less than one percent.
Seams of the Allegheny Formation have historically been mined in the Pennsylvania region
with the Upper Freeport seam being one of the principal seams in the formation.

Coal from
the area has historically sold in thermal and metallurgical markets.
Future operations

at the

Mon Valley

properties will

extract the

Upper Freeport

coal seam,
which covers large

areas of Pennsylvania,

Ohio, Maryland, and

West Virginia.

The Upper
Freeport

seam is

situated at

the top

of the

Allegheny Group

of

the middle

Pennsylvanian
period (307-315 million years ago).

The top of the Upper Freeport seam is commonly used
as

the

marker

between

the

top

of

the

Allegheny

Formation

and

the

overlying

Upper
Pennsylvanian

Conemaugh

Group.

The

Allegheny

Formation

is

made

up

of

laminated
cyclothemic sequences of

coal, shale, limestone,

and clay.

The Upper Freeport

seam lies
generally

around

183

meters

below

the

Pittsburgh

seam.

Deposits

associated

with

the
Upper Freeport are often irregular and

dislocated deposits (formed in domed peat swamps
commonly referred to as “peat islands”).

The

primary

structural

controls

on

the

Upper

Freeport

coal

basin

are

localized

syn-
depositional anticlines and

synclines that directly

influence the accumulation

of peat

bogs.

These structures

create gently

folded and

rolling coal strata.

The axis of

the Waynesburg
and

Port

Royal

(Irwin)

synclines

pass

through

the

center

and

eastern

portions

of

the
properties

with

a

trend

and

incline

to

the

Northeast.

The

Amity,

Murrysville,

and

Belle
Vernon anticlines (listed

from west to east) reside to the center and western portions of the

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 17
properties.

These anticlines

often coincide

with thicker

coal seams

where peat

accumulated
in

domes

along

the

anticlinal

crest.

It

is

understood

that

local

anticlines

represent

the
upthrown side of syn-depositionally active deep faults.

Inversely, fluvial channel sediments
were deposited on the structural downthrown side within synclines.

Within

the

Pangburn,

Shaner,

and

Fallowfield

mine-plan

areas,

the

Upper

Freeport

is
typically 183

meters to 335

meters below

the ground surface.

Mine access

is therefore to
be

provided

by

shaft

and

slope

development.

The

planned

Pangburn

shaft

depth

is
approximately

195

meters

in

depth.

The

shaft

depths

at

the

projected

locations

for

the
Shaner and Fallowfield shafts range from approximately 232 meters to 268 meters.

6.2

Mineralization
The coal to be produced at The Mon

Valley Complex is typically high volatile (>31% volatile
matter) bituminous coal.

The

generalized

stratigraphic

columnar

section

in
Figure

6-1

demonstrates

the

vertical
relationship of the principal coal seams and rock formations on the Property.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 18
Figure 6-1:

Stratigraphic Column
(not to scale)
6.3

Deposits
Historic underground

mining has

occurred in

the overlying

Pittsburgh Seam

on this

property.

Contour

surface

mining

on

the

Pittsburgh

and

Redstone

outcrop

has

occurred

within

the

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
areas projected for the coal refuse disposal area, the slope portal area and the preparation
plant area.

The three proposed

mines (Pangburn, Shaner, and

Fallowfield) are all

projected
to be deep mines in the Upper Freeport seam.

Mining is projected in areas where the total
seam thickness exceeds 1.2 meters.

Areas of sandstone washout and seam thinning have
been excluded

from projections by

MM&A personnel.

Additional exploration could

identify
additional

geologically

limiting

features,

which

could

alter

the

proposed

mine

plan.

The
Upper Freeport seam in the

projected areas ranges from 0.7

meters to 3.1 meters thick

and
averages 1.95 meters thick.
7
Exploration
7.1

Nature and Extent of Exploration
Extensive

exploration

in

the

form

of

subsurface

drill

efforts

has

been

carried

out

on

the
Property by numerous entities, most

of which efforts were completed

prior to the acquisition
by Coronado.

Diamond core and rotary

drilling are the primary

types of exploration on

the
Property.

Data for correlation and

mining conditions are derived from

core descriptions and
geophysical logging (e-logging).

Coal quality analyses were also employed during the core
exploration process.

A total

of approximately

750 core

and rotary

holes have

been drilled
for exploration.
The location of the drilling is shown on the maps included in Appendix B .
The concentration of

exploration varies slightly

across the Property.

Drilling on the Property
is

typically

sufficient

for

delineation

of

potential

underground

mineable

benches.

Core
logging is carried out

by professional geologists in

cases where roof and

floor strata are of
particular

interest

and

in

cases

where

greater

resolution

and

geologic

detail

are

needed.

Generally speaking, however,

most drill hole data come from

simplified driller’s logs, which
often

lack specific

details regarding

geotechnical conditions

and specific

geology,

making
correlations

and

floor

and

roof

conditions

difficult

to

determine.

Geophysical

logging

(e-
logging) techniques, by contrast,

document specific details useful

for geologic interpretation
and mining conditions.

Given the variability

of data-gathering methods,
definitive

mapping
of

future

mining

conditions may

not be

possible,

but projections

and

assumptions

can

be
made within a reasonable

degree of certainty.
A

significant

effort

was

put

into

verifying

the

integrity

of

the

database.

Once

this

was
established, stratigraphic columnar sections were generated using cross-sectional analysis to establish or confirm coal seam correlations.

A typical cross-section is shown in
Figure 7-
1 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 20
Figure 7-1:

Mon Valley Cross-Section
Due to

the long

history of

exploration by

various parties

on the

Property,

a wide

variety of
survey

techniques

exist

for

documentation

of

data

point

locations.

Many

of

the

older
exploration drill holes appear to have been located by survey and more recently-completed drill

holes

are

often

located

by

high-resolution

Global

Positioning

System

(
GPS
)

units.

However, some holes appear to have been approximately located using USGS topography maps

or

other

methods

which

are

less

accurate.

Therefore,

discretion

had

to

be

used
regarding the accuracy for the location

and ground surface elevation of

some of these older
drill

holes.

In

instances

where

a

drill

hole

location

(or

associated

coal

seam

elevations)
appeared

to

be

inconsistent

with

the

overall

structural

trend

(or

surface

topography

for
surface-mineable areas),

the data

point was

not honored

for geological

modeling.

Others
with apparently minor variances were adjusted and then used by MM&A.

Surveying

of the

underground and

surface mined

areas has

been performed

by the

mine
operators

and/or

their

consulting

surveyors.

By

assignment,

MM&A

did

not

verify

the
accuracy or completeness

of supplied

mine maps

but accepted

this information as

being the
work of responsible engineers and surveyors.
MM&A compiled comprehensive

topographic map files

by selecting the

best available aerial
mapping for each area and filling any gaps with digital USGS topographic mapping.
7.2

Non-Drilling Procedures and Parameters
All

pertinent

data

used

to

characterize

the

coal

resources

and

coal

reserves

have

been
acquired via exploration-based

drilling methods.

The region has

historically produced and
sold

Upper

Freeport-based

coal

into

metallurgical

and

thermal

markets,

enhancing

the
confidence of the marketability and quality of the resource.

7.3

Drilling Procedures
Core

drilling

methods

utilize

NX-size

(~5.4

centimeter)

or

similar-sized

core

cylinders

to
recover

core

samples,

which

can

be

used

to

delineate

geologic

characteristics,

for

coal-

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 21
quality

testing,

and

for

geotechnical

logging.

With

core

holes,

geophysical

logs

are
especially useful in verifying the core recovery of both the coal samples (for assurance that the

sample

is

representative

of

the full

seam)

and

of

the

roof and

floor

rock samples

(for
evaluating ground control

characteristics of deep

mineable coal seams).

In addition to

the
core holes, rotary-drilled holes also

exist on most of the

Property.

Data for the rotary-drilled
holes are mainly derived

from downhole geophysical

logs, which are used

to interpret coal
and rock

thickness and

depth, since

logging of

the drill

cuttings is

unreliable.

Exploratory
drilling generally

requires drilling to

depths of over

152 meters

to penetrate

the target

coal
seam at Mon Valley.
A

wide

variety

of

core-logging

techniques

exist

for

the

properties.

For

many

of

the

core
holes, the

primary data source

is a generalized

lithology description by

the driller,

typically
supplemented

by

a

more

detailed

core

log

completed

by

a

geologist.

These

drilling

logs
were provided to

MM&A as a

geological database.

MM&A geologists were not

involved in
the production

of original

core logs

but did perform

a basic

check of

information within

the
provided database.

Where geophysical logs for such holes were available, they were used by MM&A geologists to verify the coal thickness and core recovery of seams.

7.4

Hydrology
Based on historical successful production of Upper

Freeport, and stratigraphically proximal
seams in the region,

the Mon Valley

Complex is not expected to

have hydrologic concerns
of

material

issue.

Future

mining

is

projected

to

occur

in

areas

exhibiting

similar
hydrogeological conditions as

past mining, including

stream undermining and undermining
of

aquifers.

Based

upon

the

successful

history

of

mining

in

the

region

with

regards

to
hydrogeological features, MM&A assumes that

the operations will not be hindered

by such
issues.
The Pittsburgh

seam has

been mined

extensively above

the Upper

Freeport seam

on the
Property.

The interval (approximately 183

meters) between the seams is

anticipated to be
adequate to

minimize inflow

of water

to the

planned operations

from the

overlying Pittsburgh
works.
7.5

Geotechnical Data
Mining plans

for potential

underground mines

were developed

by Coronado

and modified
by MM&A to

fit current property

constraints.

Pillar stability was

tested by MM&A

using the
Analysis

of

Coal

Pillar

Stability

(ACPS)

program

that

was

developed

by

the
National
Institute for Occupational Safety and Health ( NIOSH )
.

MM&A reviewed the results from
the ACPS analysis and considered them in the development of the LOM plan.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
8
Sample Preparation,

Analyses and Security
8.1

Prior to Sending to the Lab
Most of the

coal samples have been

obtained from the

Property by subsurface exploration
using core

drilling techniques.

The protocol

for preparing

and testing

the samples

has varied
over

time and

is not

well documented

for the

older holes

drilled

on the

Property.

Typical
core-drilling

sampling

methods

for

coal

in

the

United

States

involves

drilling

through

the
seam, removing the core from the barrel, describing the lithology, wrapping the sample in a sealed

plastic

sleeve

and

placing

it

lengthwise

into

a

covered

core

box,

and

carefully
marking hole ID

and depth intervals

on each box

and lid, allowing

the core to

be delivered
to a

laboratory in

correct stratigraphic

order, and with

original moisture

content.

This process
has been the norm for both historical and ongoing exploration activities at the Property.
This work is typically performed by the

supervising driller, geologist, or company personnel.

Samples are most often delivered

to the company by the

driller after each shift or

acquired
by company personnel or representatives.

Most of the coal core

samples were obtained by
previous or

current operators

on the

Property.

MM&A did

not participate

in the

collection,
sampling and analysis of the

core samples.

However, it is reasonable to assume, given

the
consistency of quality from previous operators,

that these samples were generally collected
and

processed

under

industry

best

practices.

This

assumption

is

based

on

MM&A’s
familiarity with the operating companies and the companies used to perform the analyses.

8.2

Lab Procedures
Coal

quality

testing

has

been

performed

over

many

years

by

operating

companies

using
different laboratories

and testing

regimens.

Some of

the samples

have raw

analyses and
washabilities on the full seam (with coal and rock parting layers co-mingled)

and are mainly
useful for characterizing the coal quality for projected production from underground mining.

Other

samples

have

coal

and

rock

analyzed

separately,

the

results

of

which

can

be
manipulated to forecast either surface or

underground mining quality.

Care has been taken
to

use

only

those

analyses

that

are

representative

of

the

coal

quality

parameters

for

the
appropriate mining type for each sample.

Unlike many Appalachian properties, Mon Valley
only

has

interest

in

one

deep

seam;

therefore,

the

analyses

have

likely

been

completed
following a consistent protocol.
Standard procedure

upon receipt

of core

samples by

the testing

laboratory is

to log

the depth
and

thickness of

the sample,

then

perform testing

as

specified by

a

representative

of

the
operating company.

Each sample is then analyzed in accordance with procedures defined under
American Society

for Testing

and Materials

(
ASTM )

standards including,

but not
limited

to;

washability

(ASTM

D4371);

ash

(ASTM

D3174);

sulfur

(ASTM

D4239);

Btu/lb.
(ASTM D5865); volatile matter (ASTM D3175); Free Swell Index ( FSI ) (ASTM D720).

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 23
9
Data Verification
9.1

Procedures of Qualified Person
MM&A

reviewed

the

digital

geologic

database

supplied

by

Coronado.

The

database
consists

of

data

records,

which

include

drill

hole

information

for

holes

that

lie

within

and
adjacent

to

the

Property

and

records

for

numerous

supplemental

coal

seam

thickness
measurements.

Upon completion

of

the database

verification,

copies of

each

entry were
printed,

and

cross

referenced

to

the

original

document

for

verification.

Once

the

initial
integrity of

the database

was established,

stratigraphic columnar

sections were

generated
using cross-sectional analysis to establish

or confirm coal-seam correlations.

Geophysical
logs were used wherever available to assist in

confirming the seam correlation and to verify
proper seam thickness measurements and recovery of coal samples.

After

establishing

and/or

verifying

proper

seam

correlation,

seam

data

control

maps

and
geological cross-sections

were generated

and again

used to

verify seam

correlations and
data integrity.

Once the

database was

fully vetted,

seam thickness,

base-of-seam elevation,
roof and floor lithology,

and overburden maps were independently generated

for use in the
mine planning process.
9.2

Limitations
As with

any exploration

program, localized

anomalies cannot

always be

discovered.

The
greater

the density

of the

samples taken,

the less

the risk.

Once an

area

is identified

as
being of interest for inclusion in the mine

plan, additional samples are taken to help reduce
the risk in

those specific areas.

In general, provision

is made in

the mine planning

portion
of the

study to allow

for localized

anomalies that

are typically classed

more as

a nuisance
than a hinderance.

9.3

Opinion of Qualified Person
Sufficient data has

been obtained through

various exploration and sampling

programs and
mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the Property.

The data is of sufficient quantity and reliability

to
reasonably support the coal resource and coal reserve estimates in this TRS.
10
Mineral Processing and Metallurgical Testing
10.1

Testing Procedures
Separate

tabulations

have

been

compiled

for

basic

chemical

analyses

(both

raw

and
washed quality),

petrographic data,

rheological data

and chlorine,

ash, ultimate

and sulfur
analysis.

Available coal

quality data

was tabulated

by resource

area in

a Microsoft®

EXCEL workbook
and the

details of

that work

are maintained

on file

at the

offices

of Coronado

and MM&A.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 24
These tables

also provide

basic statistical

analyses of

the coal

quality data

sets, including
average

value;

maximum

and

minimum

values;

and

the

number

of

samples

available

to
represent each quality parameter of the seam.

Coal samples that were deemed by MM&A
geologists

to

be unrepresentative

were

not used

for

statistical

analysis of

coal

quality,

as
documented

in

the

tabulations.

A

representative

group

of

drill

hole

samples

from

the
Property

were

then

checked against

the original

drill laboratory

reports to

verify accuracy
and correctness.
The amount

and areal

extent of

coal sampling

for geological

data is

generally sufficient

to
represent

the

quality

characteristics

of

the

coal

horizons

and

allow

for

proper

market
placement of the subject coal seams.

For some of the coal deposits

there are considerable
laboratory data from

core samples

that are representative

of full extent

of the resource

area;
and for others there are

more limited data to represent

the resource area.

For example, in
the active

operations with

considerable previous

mining, there

may be

limited quality

data
within

some of

the remaining

resource areas;

however,

in

those cases

the core

sampling
data can be

supplemented with operational

data from mining

and shipped quality

samples
representative of the resource area.
10.2

Relationship of Tests to the Whole
The extensive sampling and testing procedures typically followed in the coal industry result in an excellent

correlation between samples and

marketable product.

The Upper Freeport
seam has a long

history of saleable production in

the high-volatile metallurgical and thermal
markets, consistent with

exploration results.

Degradation of

coking coal

characteristics over
time is not anticipated to be an issue.
10.3

Lab Information
Each sample is

analyzed at area

Laboratories that operate

in accordance with

procedures
defined under ASTM

standards including, but

not limited to; washability

(ASTM D4371); ash
(ASTM

D3174);

sulfur

(ASTM

D4239);

Btu/lb.

(ASTM

D5865);

volatile

matter

(ASTM
D3175); Free Swell Index ( FSI ) (ASTM D720).
10.4

Relevant Results
No critical factors have been found

that would adversely affect the recovery

of the Reserve.

Any quality

issues that

occur, either localized

or generally

are accounted

for in

the Marketing
Study done for this TRS.
11
Mineral Resource Estimates
MM&A independently created

a geologic model

to define the

coal resources at

the Property.

Coal resources were estimated as of December 31, 2021.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 25
11.1

Assumptions, Parameters and Methodology
Geological

data

was

imported

into

Carlson

Mining
®

(formerly

SurvCADD
®
)

geological
modelling software in

the form of

Microsoft
®

Excel files incorporating,

drill hole collars,

seam
and thickness picks, bottom seam

elevations and raw and washed

coal quality.

These data
files were

validated prior

to importing

into the

software.

Once imported,

a geologic

model
was created, reviewed, and verified with a

key element being a gridded model

of coal seam
thickness.

Resource

tonnes

were

estimated

by

using

the

seam

thickness

grid

based

on
each valid point of observation and by defining resource

confidence arcs around the points
of

observation.

Points

of

observation

for

Measured

and

Indicated

confidence

arcs

were
defined for

all valid drill

holes that intersected

the seam

using standards deemed

acceptable
by MM&A based on a detailed geologic evaluation and a statistical analysis of all drill holes within the

projected reserve

areas as

described in
Section 11.1.1
.

The geological

evaluation
incorporated an analysis

of seam thickness

related to depositional

environments, adjacent
roof and floor lithologies, and structural influences.
After

validating coal

seam data

and

establishing correlations,

the thickness

and

elevation
for seams of

economic interest were

used to generate

a geologic model.

Due to the

relative
structural simplicity

of the

deposits and

the reasonable

continuity of

the tabular

coal beds,
the principal geological interpretation necessary to define the geometry of the coal deposits
is the proper

modeling of their

thickness and elevation.

Both coal thickness

and quality data
are

deemed

by

MM&A

to

be

reasonably

sufficient

within

the

resource

areas.

Therefore,
there

is

a

reasonable

level

of

confidence

in

the

geologic

interpretations

required

for

coal
resource determination based on the available data and the techniques applied to the data.
Table 11

-1

below provides

the geological

mapping and

coal tonnage

estimation criteria

used
for

the

coal

resource

and

reserve

evaluation.

These

cut-off

parameters

have

been
developed by MM&A based on its experience with

the Coronado properties and are typical
of

mining

operations

in

the

Northern

Appalachian

Coal

Basin.

This

experience

includes
technical and

economic evaluations of

numerous properties in

the region

for the

purposes
of determining the economic viability of the subject coal reserves.

Coronado Global Resources Inc.

Statement of Coal Resources

and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 26
Table 11

-1:

General Reserve and Resource Criteria
Item Parameters Technical Notes & Exceptions*
•

General Reserve Criteria

Reserve Classification Reserve and Resource
Reliability Categories Reserve (Proven and Probable) To better reflect geological conditions of the coal deposits, distance between points of observation

are
standard USGS (in meters), respectively, for
measured and indicated and inferred.
Effective Date of Resource
Estimate
December 31, 2021
Effective Date of Reserve
Estimate
December 31, 2021
Seam Density Variable, dependent upon seam characteristics
(based on available drill hole quality).

In the
absence of laboratory data, estimated by (1)
assuming specific gravity of 1.30 for coal and
2.25 to 2.5 for rock parting, or (2) 1280

kg/m
3
to
1324 kg/m
3

for a "clean" seam)
•

Underground-Mineable Criteria
Map Thickness Total seam thickness
Minimum Seam Thickness 1.2 meters (locally <1.2 m for limited areas integral to the mine plan)
Pangburn was mapped at 0.92-meter cutoff in
conjunction with Coronado mine plan.
Minimum Mining Thickness 1.4 meters
Minimum In-Seam Wash
Recovery
40 percent

Wash Recovery Applied to
Coal Reserves
Based on average yield for drill holes within
reserve area, or in the absence of laboratory
washability data, based on estimated visual
recovery using specific gravities noted above and
95 percent yield on "clean" coal
Out-of-Seam Dilution
Thickness for Run-of-Mine
Tonnes Applied to Coal
Reserves
0.05 meters minimum 2243 kg/m³ density used for dilution tonnage estimate
Mine Barrier 61-meter distance from abandoned mines and
sealed or pillared areas.
Adjustments Applied to Coal
Reserves
6 percent moisture increase; 5 percent
preparation plant inefficiency
Note:

Exceptions for application of these criteria

to resource and reserve estimation are

made as warranted and demonstrated by

either actual
mining experience or detailed data that

allows for empirical evaluation of mining conditions.

Final classification of coal reserve is made
based on the pre-feasibility evaluation.
11.1.1

Geostatistical Analysis
MM&A

completed

a

geostatistical

analysis

on

drill

holes

within

the reserve

boundaries

to
determine the applicability of the common United

States classification system for measured
and indicated and inferred coal

resources.

Historically, the United States has assumed that
coal

within

0.4-kilometers

of

a

point

of

observation

represents

a

measured

resource
whereas

coal

between

0.4

kilometers

and

1.2

kilometers

from

a

point

of

observation

is
classified as

indicated.

Inferred resources

are commonly assumed

to be

located between
1.2 kilometers

and 4.8

kilometers from

a point

of observation.

Per SEC

regulations, only
measured

and

indicated

resources

may

be

considered

for

reserve

classification,
respectively as proven and probable reserves.
MM&A

performed

a

geostatistical

analysis

test

of

the

Mon

Valley

data

set

using

the

Drill
Hole Spacing

Analysis (
DHSA
) method.

This method

attempts to

quantify the

uncertainty
of applying a measurement from a central location to increasingly larger square blocks and provides recommendations for determining the distances between drill holes for measured, indicated, and inferred resources.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 27
To

perform

DHSA

the

data

set

was

processed

to

remove

any

erroneous

data

points,
clustered data

points, as

well as

directional trends.

This was

achieved through

the use of
histograms,

as

seen

in
Figure

11-1
,

color

coded

scatter

plots

showing

the

geospatial
positioning of the borings, Figure 11-2 , and trend analysis.
Figure 11-1: Histogram of the Total Seam
Thickness for the Upper Freeport Seam
Present in the Mon Valley Complex
Figure 11-2: Scatter plot of the Total Seam
Thickness for the Upper Freeport Seam
Present in the Mon Valley Complex
Following the

completion of

data processing,

a variogram

of the

data set

was created,
Figure
11 -3
.

The

variogram

plots

average

square

difference

against

the

separation

distance
between the data pairs.

The separation distance is broken

up into separate bins defined

by
a

uniform

lag

distance

(e.g.,

for

a

lag

distance

of

152

meters

the

bins

would

be

0

–

152
meters, 153 –

305 meters, etc.).

Each pair of

data points that

are less than

one lag distance
apart are reported

in the first bin.

If the data pair

is further apart

than one lag distance

but
less

than

two

lag

distances

apart,

then

the

variance

is

reported

in

the

second

bin.

The
numerical

average

for

differences

reported

for each

bin

is

then

plotted

on

the

variogram.

Care was taken to define the lag distance in such a way as to not overestimate any nugget
effect

present

in

the

data

set.

Lastly,

modeled

equations,

often

spherical,

gaussian,

or
exponential,

are

applied

to

the

variogram

in

order

to

represent

the

data

set

across

a
continuous spectrum.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 28
Figure 11-3:

Variogram of the Total Seam Thickness for the Upper Freeport Seam

Present in the Mon Valley Complex
The estimation

variance is

then calculated

using information

from the

modeled

variogram
as

well

as

charts

published

by

Journel

and

Huijbregts

(1978)
.

This

value

estimates

the
variance from

applying a single

central measurement to

increasingly larger square

blocks.

Care was

taken to

ensure any

nugget effect

present

was added

back into

the data.

This
process was repeated for each test block size.
The final step of

the process is to

calculate the global estimation

variance.

In this step the
number square

blocks that

would fit

inside the

selected study

area is

determined for

each
block size

that was

investigated in

the previous

step.

The estimation

variance is

then divided
by

the

number

of

blocks

that

would

fit

inside

the

study

area

for

each

test

block

size.

Following

this

determination,

the

data

is

then

transformed

back

to

represent

the

relative
error in the 95
th
-percentile range.
Figure 11

-4
shows the

results of

the DHSA

performed on

the Upper

Freeport data

for the
Mon Valley Complex.

DHSA provides hole to hole spacing values, these

distances need to
be converted to

radius from a

central point in

order to compare

to the historical

standards.

A

summary

of

the

radius

data

is

shown

in
Table

11-2
.

DHSA

prescribes

measured,
indicated, and inferred drill hole spacings be determined at the 10-percent, 20-percent, and
50-percent levels of relative error, respectively.

Gaussian
Exponential
Spherical
Relative Error 95% Percentile Range
Drill Hole Spacing (m)
0
5
10
15
20
25
30
35
40
1000
1500
2000
2500
3000
3500
4000
4500

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 29
Figure 11-4:

Result of DHSA for the Upper Freeport Seam Present

in the Mon Valley
Complex
Table 11

-2:

DHSA Results Summary for Radius from a Central

Point
Model:
Measured Radial Distance
(10% Relative Error)
Indicated Radial
Distance
(20% Relative Error)
Inferred Radial
Distance
(50% Relative Error)
(km) (km) (km)
Gaussian: 0.72 1.42 3.53
Spherical: 0.72 1.42 3.53
Exponential: 0.75 1.43 3.49
Comparing the results

of the DHSA

to the historical

standards, it is

evident that the

historical
standards

are

more

conservative

than

even

the

most

conservative

DHSA

model

with
regards

to

determining

measured

resources.

The

Gaussian

and

Spherical

models
recommend

using

a

radius

of

0.72

kilometers

for

measured

resources

compared

to

the
historical value of 0.4 kilometers.

With respect to indicated resources the

DHSA falls in line
closely with the historical standards.

The Exponential model recommends

using a radius of
1.43

kilometers,

while

the

Spherical

and

Gaussian

models

recommend

a

radius

of

1.42
kilometers,

respectively.

These

values

line

up

closely

with

the

historical

radius

of

1.2
kilometers.

These

results

have

led

the

QPs

to

report

the

data

following

the

historical
classification standards, rather than use the results of the DHSA.
11.2

Qualified Person’s Estimates
Mineral resources, representing

in-situ coal in

which a portion

of reserves are

derived, are
presented

below.

Based

on

the

work

described

and

detailed

modelling

of

the

areas

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 30
considering all the parameters defined, a

coal resource estimate, summarized in
Table

11-
3 , was prepared as of December 31, 2021, for property controlled by Coronado.
Table 11

-3:

Coal Resources Summary as of December 31, 2021

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur%
VM%
Inclusive of Reserve 291.0 213.5 9.3 513.8
31 1.4 26
Exclusive of Reserve 0.0 0.0 0.0 0.0
Total 12/31/2021 291.0 213.5 9.3 513.8
Note:

Resource tonnes are inclusive of reserve

tonnes since they include the in-situ tonnes from

which recoverable coal reserves
are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Mon Valley properties do not have any resource

tonnes exclusive of reserves as of December

31, 2021.
11.3

Qualified Person’s Opinion
While

there

is

some

level

of

stratigraphically

controlled

seam-thickness

variability

due

to
sand

channels,

etc.,

the

Upper

Freeport

coal

seam

on

the

mine

property

at

Mon

Valley
demonstrate

reasonable

thickness

consistency

according

to

the

classification

system

of
measured

(0 kilometers – 0.4 kilometers),
indicated

(0.4 kilometers to 1.2 kilometers),

and
inferred

(1.2 kilometers

to 4.8

kilometers).

MM&A geologists

and engineers

modeled the
deposit

and

delineated

mineable

regions

to

reflect

the

nature

of

each

seam

and

the
practicality

of

mining

constraints.

Based

on

MM&A’s

geostatistical

analysis,

it

would

be
possible

to

extend

the

measured,

indicated

and

inferred

arcs

slightly

beyond

historically
accepted practices due to

consistent geological settings.

The QPs have again

elected not
to extend arc distances, introducing a level

of conservatism in measured and indicated coal
classification.
Based

on

the

data

review,

the

attendant

work

done

to

verify

the

data

integrity

and

the
creation

of

an

independent

geologic

model,

the

QPs

believe

this

is

a

fair

and

accurate
representation of the Mon Valley

coal resources.
12
Mineral Reserve Estimates
12.1

Assumptions, Parameters and Methodology
Coal Reserves

are classified

as
proven

or
probable

considering “modifying

factors” including
mining, metallurgical, economic, marketing, legal, environmental, social, and governmental factors.
> Proven Coal Reserves

are the economically mineable part of a measured coal
resource, adjusted for diluting materials and allowances for losses when the material is mined.

It is based on appropriate assessment and studies in consideration of and adjusted for reasonably assumed modifying factors.

These assessments demonstrate
that extraction could be reasonably justified at the time of reporting.

> Probable Coal Reserves

are the economically mineable part of an indicated coal
resource, and in some circumstances a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined.

It is based on

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 31
appropriate assessment and studies in consideration of and adjusted for reasonably assumed modifying factors.

These assessments demonstrate that extraction could be
reasonably justified at the time of reporting.
Upon completion of delineation and calculation of coal resources, MM&A generated a LOM plan for each of the

projected mines within the Mon

Valley

Complex.

The footprint of each
reserve area is shown on the maps

in
Appendix B
.

The mine plans were generated based
on

the

forecast

mine

plan

and

permit

plan

provided

by

Coronado

with

modifications

by
MM&A

where

necessary

due

to

current

property

control

limits,

modifications

to

geologic
mapping, or other factors determined during the evaluation.
Carlson Mining software

was used to

generate the LOM

plan for Mon

Valley.

The mine plan
was sequenced

based on

productivity schedules

provided by

Coronado.

MM&A determined
the

productivity

estimates

and

plans

to

be

reasonable

based

on

experience

and

current
industry practice.
At the Mon Valley mines, a minimum mining

height of 1.4 meters was

generally used due to
the continuous mining method being

employed; however, Pangburn was mapped at a

0.92-
meter cutoff

in conjunction with

the Coronado mine

plan.

For coal seams

thinner than the
assigned mining height, the

difference between the

coal seam height and

assigned mining
height consists of

out-of-seam dilution (
OSD
).

Mine recovery generally

varies between 40
percent

and

55

percent

for

continuous

mining

panels.

Plant

recovery

is

a

function

of

in-
seam recovery,

OSD and

plant efficiency

factor,

which is

set at

95 percent.

Typical

entry
width is 5.8 meters.
Raw,

ROM

production

data

outputs

from

LOM

plan

sequencing

were

processed

into
Microsoft
®

EXCEL

spreadsheets and

summarized on

an

annual basis

for

processing

into
the economic model.

Average seam densities

were estimated to

determine raw

coal tonnes
produced

from

the

LOM

plan.

Average

mine

recovery

and

wash

recovery

factors

were
applied to determine coal reserve tonnes.

Coal reserve tonnes in this evaluation are reported at a 6.0 percent moisture and represent the saleable product from the Property.

Pricing

data

as

provided

by

Coronado

is

described

in
Section

16.2
.

The

pricing

data
assumes HVB domestic

and export FOB-mine

prices of approximately

$137 and $120

per
metric tonne for

calendar year 2027.

HVB domestic and

export prices respectively

increase
to approximately $221

and $193 per

metric tonne through

year 2050, and

then increased by
1% annual inflation thereafter.
The coal resource mapping and estimation process, described in the report, was used as a basis for the coal

reserve estimate.

Proven and probable coal

reserves were derived from
the

defined

coal

resource

considering

relevant

processing,

economic

(including

technical
estimates of

capital, revenue,

and cost),

marketing, legal,

environmental, socio-economic,
and regulatory factors and are presented on a moist, recoverable basis.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 32
As is customary

in the

USA, the categories

for proven

and probable

coal reserves

are based
on the distances

from valid points

of measurement as

determined by the

QPs for the

area
under

consideration.

For

this

evaluation,

measured

resource,

which

may

convert

to

a
proven reserve, is based on a 0.4-kilometer radius from a valid point of observation.
Points of observation include exploration drill holes,

degas holes, and mine measurements
which have been

fully vetted and

processed into a

geologic model.

The geologic model

is
based

on

seam

depositional

modeling,

the

interrelationship

of

overlying

and

underlying
strata

on

seam

mineability,

seam

thickness

trends,

the

impact

of

seam

structure

(i.e.,
faulting),

intra-seam

characteristics,

etc.

Once

the

geologic

model

was

completed,

a
statistical analysis,

described in
Section 11.1.1

was conducted

and a

0.4-kilometer radius
from a valid point of observation was selected to define Measured Resources.

Likewise,

the

distance

between

0.4

and

1.2

of

a

kilometer

radius

was

selected

to

define
Indicated Resources.

Indicated Resources may convert to Probable Reserves

Inferred

Resources (greater

than a

1.2-kilometer

radius from

a

valid point

of observation)
are to be excluded from Reserve consideration.
12.2

Qualified Person’s Estimates
Reserve

tonnage

estimates

provided

herein

report

coal

reserves

derived

from

the

in-situ
resource tons presented in
Table 11

-3
, and not

in addition to coal

resources.

Coal reserves
are

presented

on

a

ROM

basis

in
Table

12-1
.

Proven

and

probable

coal

reserves

were
derived

from

the

defined

coal

resource

considering

relevant

mining,

processing,
infrastructure, economic

(including estimates

of capital,

revenue, and

cost), marketing,

legal,
environmental,

socio-economic

and

regulatory

factors.

The

coal

reserves,

as

shown

in
Table

12-2
, are based on a technical evaluation of

the geology and a preliminary feasibility
study of

the coal

deposits.

The extent

to which

the coal

reserves may

be affected

by any
known environmental,

permitting, legal,

title, socio-economic,

marketing, political,

or other
relevant issues has

been reviewed rigorously.

Similarly,

the extent to

which the estimates
of coal reserves

may be materially

affected by mining,

metallurgical, infrastructure and

other
relevant factors has also been considered.
Table 12-1:

Coal Summary (ROM Basis (Moist)) as of December 31,

2021 (Mt)

Demonstrated Coal Reserves (Mt, Moist ROM)

By Reliability Category By Mining Type By Control Type Quality (Dry)
Area /
Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Mon Valley 113.9 83.2 197.1 0.0 197.1 195.7 1.4 37 1.4 23
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of

December 31, 2021 (Mt)

Demonstrated Coal Reserves (Wet Tons, Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Mon Valley 77.8 56.6 134.4 0.0 134.4 133.4 1.0 8 1.4 35

Note: Marketable reserve tonnes are reported

on a moist basis, including a combination of

surface and inherent moisture.

The
combination of surface and inherent moisture is

modeled at 6-percent.

Actual product moisture is dependent upon

multiple

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 33
geological factors, operational factors, and product

contract specifications and can exceed 8-percent.

As such, the modeled
moisture values provide a level of conservatism

for reserve reporting.
The results

of this

TRS define

an estimated

134.4 Mt

of proven

and probable

marketable
coal reserves.

Of that total,

58 percent are

proven, and 42 percent

are probable.

There are
133.4 Mt of owned coal reserves and 1.0 Mt of

leased coal reserves.

All of the Mon Valley
reserves

are

considered

to

be

suitable

for

the

metallurgical

coal

market.

All

of

the

Mon
Valley reserves are unassigned.
12.3

Qualified Person’s Opinion
The

estimate of

coal

reserves was

determined

in accordance

with the

JORC Code

along
with SEC Regulation S-K 1300.
The LOM

mining plans for

Mon Valley

were prepared

to the level

of preliminary

feasibility.

Mine projections were prepared, and timing scheduled

to match production with coal seam
characteristics.

Production timing was carried out from current locations to depletion of the coal reserve

area.

Coal reserve

estimates could

be materially

affected by

the risk

factors
described in Section 22.2 .
Based

on the

Preliminary Feasibility

Study

and

the attendant

Economic Review,

the QPs
believe this is a fair and accurate calculation of the Mon Valley coal reserves.
13
Mining Methods
Three separate

underground mine

areas were

modeled and

tested economically

for the

Mon
Valley

Complex.

Once the Resources were calculated, mine plans were

created to project
operating each resource area to

depletion, with crews and

equipment scheduled to move to
subsequent mining areas as depletion occurs.

Underground mine operations are projected
to be exhausted in 2099.
13.1

Geotech and Hydrology
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

MM&A.

Pillar

stability

was

tested

by

MM&A

using

the
Analysis

of

Coal

Pillar

Stability

(ACPS)
program that

was developed

by the
National Institute

for Occupational

Safety and

Health
( NIOSH )
.

MM&A reviewed the results from the ACPS analysis and considered them in the
development of the LOM plan.
Hydrology is not

expected to be

an issue of

concern at Mon

Valley.

Extensive mining has
occurred in the Pittsburgh

seam, 183 meters above

the Upper Freeport

horizon.

The Upper
Freeport

coal

has

been

mined

in

the

region—based

on

successful

historical

mining

in
comparable geologic

settings, material

impacts related

to hydrology

are not

anticipated to
be of concern.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 34
13.2

Production Rates
The Mon Valley

Complex is not yet

active, with three distinct

mines and preparation plants
planned.

The

mine

plan

and

productivity

expectations

reflect

historical

performance

of
similar operations and efforts have

been made to adjust

the plan to reflect

future conditions.

MM&A is

confident that

the mine

plan is

reasonably representative

to provide

an accurate
estimation of

coal reserves.

Mine development

and operation

has not

been optimized within
the TRS.
Production is

scheduled for

approximately 273

days each

year, which represents production
on Monday through

Friday plus every

other Saturday with

allowances for holidays.

On each
day, the continuous mining sections produce

coal on two shifts;

the third shift is

reserved for
maintenance and mine

conveyor belt and

power moves.

The sections are configured

as full
super sections

with two continuous

miners per section.

Productivity is planned

at the

rate
of 272 meters of advance per shift for the super sections.
Carlson Mining

software was

used by

MM&A to

generate mine

plans for

the underground
mineable coal

seam.

Mine plans

were sequenced

based on

productivity schedules

provided
by Coronado, which were based on

historically achieved productivity levels.

All production
forecasting ties assumed production rates to geological models as constructed by MM&A’s
team of geologists and mining engineers.
As shown in Table 13-1
, the areas planned for underground mines produce coal until 2099.

Clean coal production varies directly with coal thickness.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 35
Table 13-1:

Production Summary by Mine by Year (000)
Mine Name 2030 2031 2032 2033 2034 2035 2036 2037
Pangburn 0 440 1,995 2,067 2,158 2,237 2,238 1,868
Fallowfield 0 0 0 0 0 0 0 0
Shaner 0 0 0 0 0 0 0 404

Total
0 440 1,995 2,067 2,158 2,237 2,238 2,273

Mine Name 2038 2039 2040 2041 2042 2043 2044 2045
Pangburn 1,476 702 665 0 0 0 0 0
Fallowfield 0 0 0 0 0 0 0 0
Shaner 684 1,240 1,944 1,989 1,901 1,892 1,809 1,895

Total
2,160 1,943 2,608 1,989 1,901 1,892 1,809 1,895

Mine Name 2046 2047 2048 2049 2050 2051 2052 2053
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 0 0 0 0 0 0 0 0
Shaner 1,826 1,744 1,879 1,825 1,909 1,876 1,759 1,810

Total
1,826 1,744 1,879 1,825 1,909 1,876 1,759 1,810

Mine Name 2054 2055 2056 2057 2058 2059 2060 2061
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 0 0 947 1,962 2,215 2,212 2,191 2,000
Shaner 1,929 1,930 1,929 1,980 1,899 2,028 1,957 1,845

Total
1,929 1,930 2,876 3,942 4,114 4,239 4,147 3,844

Mine Name 2062 2063 2064 2065 2066 2067 2068 2069
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,827 2,051 2,087 2,087 2,060 2,060 1,881 2,087
Shaner 1,910 1,770 1,658 1,176 1,055 672 674 436

Total
3,737 3,821 3,745 3,264 3,115 2,732 2,555 2,523

Mine Name 2070 2071 2072 2073 2074 2075 2076 2077
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,585 2,191 2,197 2,008 2,098 2,055 2,107 1,883
Shaner 0 0 0 0 0 0 0 0

Total
1,585 2,191 2,197 2,008 2,098 2,055 2,107 1,883

Mine Name 2078 2079 2080 2081 2082 2083 2084 2085
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 2,129 1,937 1,723 2,242 1,568 2,285 1,637 1,982
Shaner 0 0 0 0 0 0 0 0

Total
2,129 1,937 1,723 2,242 1,568 2,285 1,637 1,982

Mine Name 2086 2087 2088 2089 2090 2091 2092 2093
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,477 1,857 1,616 1,993 1,305 1,637 1,612 1,747
Shaner 0 0 0 0 0 0 0 0

Total
1,477 1,857 1,616 1,993 1,305 1,637 1,612 1,747

Mine Name 2094 2095 2096 2097 2098 2099 2100 2101
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,355 1,731 1,752 1,387 916 393 0 0
Shaner 0 0 0 0 0 0 0 0

Total
1,355 1,731 1,752 1,387 916 393 0 0
13.3

Mining Related Requirements
A mine

plan with

sequenced mining

projections was prepared

for each logical

mining unit.

For each mine plan, the appropriate number of production units is selected for the resource
area,

and

a

productivity

level

assigned,

expressed

in

meters

of

advance

per

unit-shift

of
production.

The productivity

is based on

the equipment

and personnel

configuration, mining
height and expected physical conditions.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 36
13.4

Required Equipment and Personnel
Production from the proposed Mon

Valley Complex mines will be conducted using the

room
and pillar

method, utilizing

continuous miners

and haulage

using shuttle

cars to

a feeder-
breaker located

at the

tail of

the section

conveyor belt.

The feeder-breaker

crushes large
pieces

of

coal

and

rock

and

regulates

coal

feed

onto

the

mine

conveyor.

Roof-bolting
machines are

used for

to support

the roof

on the

continuous miner

sections.

Roof-bolting
machines are used

to install roof

bolts, and battery

scoops are available

to clean the

mine
entries

and

assist

in

delivery

of

mine

supplies

to

work

areas.

Other

supplemental
equipment, such as personnel carriers, supply vehicles, etc., are also used daily.
Mine conveyors typically range in width

up to 1.5 meters.

Multiple belt flights are arranged
in

series

to

deliver

raw

coal

to

the

underground

storage.

Along

the

main

and

sub-main
entries

and

panels,

a

travel

way

is

provided

for

personnel

and

materials

by

rubber-tired
equipment or on rail.

The Mon Valley mines will use conveyors to transport ROM coal from the

underground

production

sections

to

the

surface

where

the

coal

may

be

sampled,
crushed, washed in the preparation plant, and stockpiled to await shipment.

Surface

ventilation

fans

are

installed

as

needed

to

provide

a

sufficient

volume

of

air

to
ventilate production sections, coal haulage and transport entries,

battery charging stations,
and

transformers

in

accordance

with

approved

plans.

High-voltage

cables

deliver

power
throughout

the

mine

where

transformers

reduce

voltage

for

specific

equipment
requirements.

The Mine Improvement and

New Emergency Response

Act of 2006

(
MINER
Act
)

requires

that

carbon

monoxide

detection

systems

be

installed

along

mine

conveyor
belts

and

that

electronic

two-way

tracking

and

communications

systems

be

installed
throughout underground mines.

Water is required to

control dust

at production sections

and
along conveyor

belts, and

to cool

electric motors.

Water is

available from

nearby sources
and is distributed within the mine by pipelines as required.
13.4.1

Mine:

Pangburn
The Pangburn mine is

proposed to start in

2031 with three

continuous mining sections.

The
Upper Freeport

seam will

be accessed

via decline

slope and

vertical shaft.

This mine

will
produce metallurgical and steam coal from leased and owned mineral.
Production is

scheduled for

approximately 273

days each

year, which represents production
on

Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production
sections

are

scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for
maintenance and mine conveyor belt

and power moves.

Each section is configured as full
supersection with

two continuous

miners available

for production.

Productivity is

planned
at

the

rate

of

272

meters

of

advance

per

shift

for

the

super

sections.

A

total

of

203
employees are assigned to the mine.
Principal production

equipment on

each section

includes two

continuous miners,

two roof
bolters, four shuttle

cars, and two

scoops.

Coal is extracted

from the production

face with
the continuous miner and hauled

to the mine conveyor

in shuttle cars.

At the conveyor belt,
the

coal

is

discharged

from

the

shuttle

cars

onto

a

feeder

breaker

for

transfer

onto

the

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 37
conveyor.

The conveyors carry the coal to the outside, where it is transported via overland conveyor

to

the

proposed

Pangburn

preparation

plant

and

barge

load-out

on

the
Monongahela River.

Rail access is provided by a
CSX rail line.
The

proposed

Pangburn

mine

will

be

located

approximately

1.6

kilometers

south

of

the
community of

Elizabeth, Pennsylvania.

Main paved

roads exist

both east

and west

of the
site.

The proposed

dock, located

on the

western boundary

of the

proposed Pangburn

permit
area, is currently used for bulk material transshipment.

The area has hosted both industrial
and

residential development

for an

extensive time

period.

No

extraordinary

measures or
expenses will be required to establish infrastructure or utilities at the Pangburn site.

The preliminary design for the Pangburn mine surface facilities was provided by Coronado.

The

facilities

include

offices,

warehouses,

shops,

and

a

bathhouse

for

personnel;

a
preparation

plant

to

process

ROM

coal;

a

refuse

area

with

a

designed

capacity

of
approximately 35 million refuse tonnes; raw coal storage at the plant totaling approximated
100,000

tonnes, clean

coal

storage at

the plant

site of

approximately 54,000

tonnes, and
three clean coal stockpiles

adjacent to the dock

loading facility on the

Monongahela River.

The three river stockpiles have a designed capacity of approximately 266,000 tonnes.
A

study

completed

and

approved

through

the
Pennsylvania

Department

of
Environmental Protection

on behalf of Coronado has identified

a Preferred Site for refuse
disposal

at

Pangburn

with

capacity

of

22.6

million

cubic

meters.

MM&A’s

estimated
requirements

for

Pangburn and

Shaner

combined is

29.7 million

tonnes or

approximately
13.2 million cubic meters.
The preliminary design layout of the Pangburn facilities is shown Figure 13-1 .

Loadout Site
MONONGAHELA RIVER
N
CLEAN COAL
266,000 tonnes
MET COAL
STOCKPILE
FEED CONV.
MIDDLINGS
STOCKPILE
FEED CONV. 1
PLANT POWER
SUBSTATION
120'D
THICKENER
CLEAN COAL
54,000 tonnes
PREP
PLANT
D.S. ROM &
MIDDLINGS
LOADOUT BIN
Bunola River Rd.
FINE
REFUSE
PRESS
BLDG.
TRANSFER
BLDG.
REFUSE
TRANSFER
BLDG. 1
DIRECT SHIP
LOADOUT CONV.
REFUSE
OVERLAND
CONV. 1
HOIST HOUSE
SCREENING &
SIZING BLDG.
Plant Site
REFUSE OVERLAND CONV. 2
MAINT
SHOP
OFFICE
WAREHOUSE
SUPPLY
YARD
MINE POWER
SUBSTATION
Slope Site
RAW COAL
100,000 tonnes
REFUSE LOADOUT
Pangburn Hollow Rd.
Mined Rock Storage
Area
PRODUCION /
SERVICE SLOPE
Proposed Pond
SHOP
WAREHOUSE
OFFICE
STORAGE
MINE POWER
SUBSTATION
BATH HOUSE
VENTILATION FAN
Shaft Site
Existing EQT Well Road
0
240
Meters

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 38
Figure 13-1:

Proposed Pangburn Plant and Mine Site Infrastructure
13.4.2

Mine: Shaner
The Shaner mine is

a proposed mine in

the Upper Freeport seam

and is scheduled to

begin
production in

2037 as

the Pangburn

reserve is

depleted.

This mine

is a

metallurgical and
steam coal operation on leased and owned mineral property.
Production is

scheduled for

approximately 273

days each

year, which represents production
on

Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production
sections

are

scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for
maintenance

and mine

conveyor belt

and

power moves.

All three

sections

are full

super
sections with two continuous

miners per section.

Productivity is planned at

the rate of 272
meters of advance per

shift for the

super sections.

A total of 203

employees are assigned
to the mine.
Principal production

equipment per

section includes

two continuous

miners, two

roof bolters,
four

shuttle

cars,

and

two

scoops.

Coal

is

extracted

from

the

production

face

with

the

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 39
continuous miner and hauled to

the mine conveyor in

shuttle cars.

At the conveyor belt, the
coal

is

discharged

onto

a

feeder

breaker

for

transfer

onto

the

conveyor.

The

conveyors
carry the coal to the outside and to the preparation plant and load-out.
The

Shaner

mine

will

be

located

approximately

1.6

kilometers

north

of

the

community

of
Sutersville, Pennsylvania,

between the

Youghiogheny and Monongahela Rivers.

Numerous
improved

roads

traverse

the

Property.

An

additional

shaft

and

slope

will

be

required

to
access

Upper

Freeport

seam

reserves

west

of

the

Monongahela

River,

accessed

across
the

1
st

Street

bridge

and

Douglass

Run

Road.

The

immediate

vicinity

of

the

proposed
Shaner surface facilities

is well developed;

no extraordinary measures

or expenses will

be
required to

establish infrastructure

or utilities

at the

Fallowfield site.

Due to

the projected
starting

date

for

the Shaner

mine,

no detailed

design

of

infrastructure

or surface

facilities
has been

completed to

date.

The proposed

mines

are located

in the

Appalachian Basin,
which has an extensive history (>100 years)

of coal mining.

There is a sufficient population
base within commuting

distance of the

proposed operations; no

Camp or Town construction
will

be

required.

Mine

opening

capital

expenditures

are

included

in

the

MM&A

financial
model.
Due to the projected start-up date of the Shaner mine, no permit work has been completed
to date.

The proposed

mine

is located

in an

area with

a long

history of

coal mining,

with
numerous

permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely
obtained

in

this

region;

a

2-year

to

3-year

lead

time

is

recommended.

Estimated
expenditures for

mine closure

and site

reclamation are

included in

the financial

model for
each mine or plant site.
Infrastructure for Shaner will resemble that shown in Figure 13-1 for Pangburn.
13.4.3

Mine: Fallowfield
The Fallowfield mine is

proposed to start in

2056 with three

production sections.

The Upper
Freeport seam

will be accessed

via a decline

slope and

vertical shaft.

This mine will

be a
metallurgical coal and steam coal operation on leased and owned mineral property.
Production is

scheduled for

approximately 273

days each

year, which represents production
on

Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production
sections

are

scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for
maintenance

and mine

conveyor

belt

and

power moves.

The

sections

are

configured as
super sections with two continuous miners available for production.

Productivity is planned
at the

rate of 272

meters of

advance per

shift of

operation.

A total of

203 employees

are
assigned to the mine.
Principal production

equipment includes

two continuous

miners, two

roof bolters,

four shuttle
cars, and two scoops.

Coal is extracted from the production face

with the continuous miner
and hauled to

the mine

conveyor in shuttle

cars.

At the conveyor

belt, the coal

is discharged
from the shuttle

cars onto a

feeder breaker for

transfer onto the

conveyor.

The conveyors
carry the coal to the outside, where it is transported to the Fallowfield preparation plant

and
truck load-out via overland conveyor.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 40
The Fallowfield property boundary is traversed

by the four-lane limited-access Mon-Fayette
Expressway in addition

to numerous improved

roads.

Previous mining and

coal preparation
facilities have existed in the immediate vicinity of the proposed

Fallowfield surface facilities.

No extraordinary

measures or

expenses will

be required

to establish

infrastructure or

utilities
at the

Fallowfield site.

Due to

the projected

starting date

for the

Fallowfield mine,

no detailed
design

of

infrastructure

or

surface

facilities

has

been

completed

to

date.

The

proposed
mines are

located in

the Appalachian

Basin, which

has an

extensive history

(greater than
100 years) of coal mining.

There is a sufficient population base within commuting distance of the proposed operations; no

Camp or Town

construction will be required.

Mine opening
capital expenditures are included in the MM&A financial model.
Due

to

the

projected

start-up

date

of

the

Fallowfield

mine,

no

permit

work

has

been
completed

to

date.

The

proposed

mine

is

located

in

an

area

with

a

long

history

of

coal
mining,

with

numerous

permitted

operations

in

close

proximity.

Coal

mining

permits

are
routinely obtained; a two-

to three-year lead time

is recommended.

Estimated expenditures
for mine

closure and

site reclamation

are included

in the

financial model

for each

mine or
plant site.
Infrastructure for Fallowfield will resemble that shown in Figure 13-1 for Pangburn.
14
Processing and Recovery Methods
14.1

Description or Flowsheet
Due to

the projected

starting date

for the

Mon Valley

Complex, only

preliminary design

of
preparation plant or associated

material handling facilities has

been initiated to date.

Coal
processing is

a well

understood science—it

is anticipated

that typical

coal sizing,

cleaning
and dewatering

equipment will

be utilized

for processing

of run-of-mine

coal at

Pangburn,
including combinations

of vibratory

screens, classifying

cyclones, heavy

media baths,

heavy
media

cyclones,

spirals,

froth

flotation,

and

drain-and-rinse

screens,

screen-bowl
centrifuges, among

others.

No novel

technologies will

be required

to process

run-of-mine
material.

14.2

Requirements for Energy, Water,

Material and Personnel
The

Mon

Valley

property

has

sources

of

water,

power,

personnel,

and

supplies

readily
available

for

use.

Personnel

have

historically

been

sourced

from

the

surrounding
communities in

Allegheny,

Washington,

and Westmoreland

Counties, and

have proven

to
be

adequate

in

numbers to

operate

the mines.

As

mining

is common

in

the

surrounding
areas, the workforce is

generally familiar with mining

practices, and many are

experienced
miners.

Water is expected to be sourced locally

from nearby public water sources

or rivers.

Electricity

is

anticipated

to

be

sourced

from

West

Penn
or

Duquesne

Light.

The

service
industry

in

the

areas

surrounding

the

proposed

mine

complex

has

historically

provided
supplies,

equipment

repairs

and

fabrication,

etc.

Barge

transport

on

the

Monongahela
River/Ohio River

system will serve

as the

main means

of product

transport from

the mine,

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 41
and

currently

serve

as

a

means

of

coal

transportation

for

neighboring

Pittsburgh

seam
operations.
15
Infrastructure
Due

to

the

projected

starting

date

for

the

Mon

Valley

mines,

only

conceptual

design

of
infrastructure and surface facilities has been completed to date.

The

proposed

Pangburn

mine

will

be

located

approximately

1.6

kilometers

south

of

the
community of

Elizabeth, PA.

Main paved

roads exist

both east

and west

of the

site.

The
proposed dock, located on the western boundary of the proposed Pangburn permit area, is currently

used

for

bulk

material

transhipment.

The

area

has

hosted

both

industrial

and
residential

development

for

an

extensive

time

period.

No

extraordinary

measures

or
expenses will be required to establish infrastructure or utilities at the Pangburn site.

The

Shaner

mine

will

be

located

approximately

1.6

kilometers

north

of

the

community

of
Sutersville, PA, between the Youghiogheny and Monongahela Rivers.

Numerous improved
roads traverse the Property.

An additional shaft and slope will be required

to access Upper
Freeport

seam

reserves

west

of

the

Monongahela

River,

accessed

across

the

1
st

Street
bridge

and

Douglass Run

Road.

The

immediate

vicinity of

the

proposed

Shaner

surface
facilities

is

well

developed;

no

extraordinary

measures

or

expenses

will

be

required

to
establish infrastructure or utilities at the Shaner site.
The

Fallowfield

property

boundary

is

traversed

by

the

4-lane

limited-access

Mon-Fayette
Expressway in addition

to numerous improved

roads.

Previous mining and

coal preparation
facilities have existed in the immediate vicinity of the proposed

Fallowfield surface facilities.

No extraordinary

measures or

expenses will

be required

to establish

infrastructure or

utilities
at the

Fallowfield site.

Due to

the projected

starting date

for the

Fallowfield mine,

no detailed
design of infrastructure or surface facilities has been completed to date.

A CSX

rail line

and loadout

on the

Monongahela River

as well

as barge

transportation on
the river are expected to serve as the primary means of transport for produced coal.

16
Market Studies
16.1

Market Description
The

quality

characteristics

for

the

subject

coal

resources

and

coal

reserves

have

been
reviewed in

detail by

MM&A.

The drill

hole data

were utilized

to develop

average coal

quality
characteristics

for

the

mining

site.

These

average

coal

quality

characteristics

were

then
utilized

as

the

basis

for determining

the

various markets

into

which

the

saleable

coal

will
likely be placed.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 42
The projected quality specifications

for the Mon Valley

products are as shown

in
Table

16-
1 .
Table 16-1:

Quality Specifications by Product

HVB
Moisture (%) 7.50
Ash (%) 7.50
Sulfur (%) 1.2
Volatile Matter (%) 35
Btu/lb. N/A
Fluidity (ddpm) 26,000
MMR (%) 0.98
CSR 55
FSI 7.50
Note:

All Specs are dry basis except Moisture.

Life-
of-mine sulfur for Pangburn is an estimated 1.21%;
however, overall Mon Valley Complex reserve
average is 1.36% sulfur.
All of the mine production is

projected to serve the metallurgical markets.

The metallurgical
coal is marketed as a high-volatile (typically greater

than 31 percent volatile matter content)
product on both the domestic and export markets.
16.2

Price Forecasts
Coronado

provided

MM&A

with

price

forecasts

for

its

active

operations.

Customer

coal
pricing is

derived from

market observed

forward estimates

based on

global economic

supply
and demand

analysis which

is applied

to mine plan

sales volumes

and product

mix and

is
supplemented

with

Coronado’s

in-house

knowledge

of

applicable

rail

transportation
charges, ocean freight

charges and port

charges.

MM&A extrapolated the

provided data for
the greenfield Mon

Valley

operations.

Concurrent with aforementioned

quality parameters
in the preceding section, production from the proposed operations is assumed to be sold in high volatile

domestic and

export coal

markets with

respective percentages

of 66

percent
and 34

percent.

The pricing

data assumes

HVB domestic

and export

FOB-mine prices of
approximately $137 and $120 per metric tonne for calendar year 2027.

HVB domestic and
export

prices

respectively

increase

to

approximately

$221

and

$193

per

metric

tonne
through year 2050, and then increased by 1% annual inflation thereafter.
Coal

price

forecasts

for

the

Mon

Valley

products

were

provided

by

Coronado

for

various
coal markets in terms of US nominal dollars per metric tonne.
16.3

Contract Requirements
Some contracts are necessary for

successful marketing of the coal.

For Mon Valley,

since
all

mining,

preparation

and

marketing

is

done

in-house,

the

remaining

contracts

required
are:
> Transportation

– The Mine contracts with barge transportation companies or with CSX
Railroad to transport the coal to either of the domestic customers ports for overseas shipments.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 43
> Handling

– Contracts for loading vessels for export sales are necessary.

These are
typically handled by annual negotiations based on projected shipments.
> Sales
– Sales contracts are a mix of spot and contract sales.

With the volatility of the
market, long-term contracts are not typically written.
17
Environmental Studies, Permitting and Plans,
Negotiations or

Agreements with Local
Individuals

17.1

Results of Studies
MM&A is not

aware of any

Phase I Environmental

Site Assessment (
ESA
) completed on

the
Mon Valley

property on behalf of

Coronado.

Coronado reports not having

conducted such
a study.

Based on our experience with Coronado, it is the QPs’ opinion that Coronado has a generally typical coal industry record

of compliance with applicable mining, water quality,
and

environmental

laws.

Estimated

costs

for

mine

closure,

including

water

quality
monitoring during site reclamation, are included in the financial models.
17.2

Requirements and Plans for Waste Disposal
A study completed on behalf of Coronado

has identified a Preferred Site for refuse

disposal
at

Pangburn

with

capacity

of

22.6

million

cubic

meters.

Estimated

requirements

for
Pangburn and

Shaner combined

is 29.7 million

tonnes or approximately

13.2 million

cubic
meters.

Permitting for such a facility is anticipated to be achievable.
17.3

Permit Requirements and Status
All

mining

operations

are

subject

to

federal

and

state

laws

and

must

obtain

permits

to
operate

mines,

coal

preparation

and

related

facilities,

haul

roads,

and

other

incidental
surface

disturbances

necessary

for

mining

to

occur.

Permits

generally

require

that

the
permittee post a performance

bond in an amount

established by the regulatory

program to
provide

assurance

that

any

disturbance

or

liability

created

during

mining

operations

is
properly

restored

to

an

approved

post-mining

land

use

and

that

all

regulations

and
requirements of the

permits are fully

satisfied before the

bond is returned

to the permittee.

Significant penalties exist for

any permittee who fails

to meet the obligations of

the permits
including cessation of mining

operations, which can lead to

potential forfeiture of

the bond.

Any company,

and its

directors, owners,

and officers,

which are

subject to

bond forfeiture
can be denied future permits under the program.
1
The refuse

disposal area

will receive

combined coarse

refuse from

the proposed

preparation
plant by conveyor

belts.

The fine

material will

be processed by

filter press

technology where
1

Monitored under the Applicant Violator System (AVS) by the Federal Office of Surface Mining.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 44
the majority

of the

water is

removed.

The filter

cake material

will be

placed on

the refuse
conveyor for disposal with the coarse portion of the refuse material.
New permits or permit revisions will

occasionally be necessary to facilitate the

expansion or
addition

of

new

mining

areas

on

the

properties,

such

as

amendments

to

existing

permits
and

new

permits

for

mining

of

reserve

areas.

Exploration

permits

also

are

required.

Property under lease

includes provisions for

exploration among the

terms of the

lease.

New
or

modified

mining

permits

are

subject

to

a

public

advertisement

process

and

comment
period, and the public is provided an

opportunity to raise objections to any proposed

mining
operation.

MM&A is not aware of any specific prohibition of mining

on the subject property
and given sufficient

time and planning,

Coronado should be

able to secure

new permits to
maintain its planned mining operations within

the context of current regulations.

Portions of
the

properties

are

located

near

local

communities.

Regulations

prohibit

mining

activities
within 91 meters of a residential dwelling, school, church, or similar structure unless written consent

is first

obtained

from the

owner of

the structure.

Where required,

such consents
have been obtained where mining is proposed beyond the regulatory limits.
MM&A is unaware of

any obvious or current Coronado

permitting issues that are

expected
to prevent

the issuance

of future

permits.

Coronado, along

with all

coal producers,

is subject
to

a

level

of

uncertainty

regarding

future

clean

water

permits

due

to
United

States
Environmental Protection Agency ( EPA )

involvement with state programs.

17.4

Local Plans, Negotiations or Agreements
MM&A found no indication of requirements for agreements beyond the scope of Federal or
State Regulations.
17.5

Mine Closure Plans
Applicable regulations require that

mines be properly closed,

and reclamation commenced
immediately

upon

abandonment.

In

general,

site

reclamation

includes

removal

of
structures, backfilling, regrading,

and revegetation of

disturbed areas.

Sediment control is
required

during

the

establishment

of

vegetation,

and

bond

release

generally

requires

a
minimum

five-year

period

of

site

maintenance,

water

sampling,

and

sediment

control
following mine completion.

This requirement is reduced to two years for certain operations involving

re-mining.

Reclamation

of

underground

mines

includes

closure

and

sealing

of
mine openings such as portals and shafts in addition to the items listed above.

Estimated costs for mine

closure, including water quality

monitoring during site reclamation,
are included in the

financial model.

As with all mining

companies, an accretion calculation
is performed annually so the necessary Asset Retirement Obligations ( ARO ) can be shown as a Liability on the Balance Sheet.
17.6

Qualified Person’s Opinion
The QPs know

of no reason that any permits that may be required cannot be obtained.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 45
Estimated expenditures for site closure and reclamation are included in the financial model
for these sites.
18
Capital and Operating Costs
18.1

Capital Cost Estimate
The

production

sequence

selected

for

a

property

must

consider

the

proximity

of

each
reserve area

to coal

preparation plants,

river docks and

railroad loading

points, along

with
suitability of production equipment to

coal seam conditions.

The in-place infrastructure was
evaluated, and

any future

needs were

planned to

a level

suitable for

a Preliminary

Feasibility
Study and included in the Capital Forecast.
MM&A
developed capital spending estimates for the proposed operations in the Mon Valley
Complex.

MM&A’s capital schedules assume that major equipment rebuilds occur over the course of each machine’s remaining assumed operating life.

Replacement equipment was
scheduled based on MM&A’s

experience and knowledge of mining equipment and industry
standards with respect to the useful life of such equipment.

A summary of the estimated capital for the Property is provided in Figure 18-1 below.

Figure 18-1:

CAPEX
18.2

Operating Cost Estimate
Coronado

provided

a

historical

summary

of

operating

costs

for

similar

operations

for
MM&A’s

review.

MM&A used

the historical

and/or budget

cost information

as a

reference
and

developed

a

personnel

schedule

for

the

mine.

Hourly

labor

rates

and

salaries

were
based upon information contained in Coronado’s financial summaries.

Fringe benefit costs
were

developed

for

vacation

and

holidays,

federal

and

state

unemployment

insurance,

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 46
retirement,

workers’

compensation

and

pneumoconiosis,

casualty

and

life

insurance,
healthcare,

and

bonuses.

A

cost

factor

for

mine

supplies

was

developed

that

relates
expenditures

to

mine

advance

rates

for

roof

control

costs

and

other

mine

supply

costs
experienced

at

underground

mines.

Other

factors

were

developed

for

maintenance

and
repair costs, rentals, mine power, outside services and other direct mining costs.

Other cost

factors were

developed for

coal preparation

plant processing,

refuse handling,
coal

loading,

property

taxes,

and

insurance and

bonding.

Appropriate

royalty

rates

were
assigned for production from leased

coal lands and sales taxes were

calculated for federal
black

lung

excise

tax,

and

federal

reclamation

fees.

There

are

currently

no

state

coal
severance or reclamation taxes required in Pennsylvania.
Mandated Sales Related Costs such as Black Lung Excise are summarized in

Table

18-1.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 47
Table 18-1:

Estimated Coal Production Taxes and Sales Costs
Description of Tax or Sales Cost Basis of Assessment Cost
Federal Black Lung Excise Tax -
Underground Per Tonne
$1.21

Federal Reclamation Fees – Underground Per Tonne
$0.13

Royalties – Underground Percentage of Revenue 7%
Note:

1.

Federal black lung excise tax is paid only on

coal sold domestically.

MM&A assumed 45% of total coal
sales to be domestic in the economic analysis discussed

below.
A summary of the projected Operating Costs is in
Table

18-2
.
Table 18-2:

Mon Valley Operating Costs

YE
12/31
2022
YE
12/31
2023
YE
12/31
2024
YE
12/31
2025
YE
12/31
2026
YE
12/31
2027
YE
12/31
2028
YE
12/31
2029
Remaining

Total
LOM
Average
ROM Production Tonnes 198.4 - - - - - - - - 2.8
Yield 68.19% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 68.19%
Saleable Production
Tonnes
*
135.3 - - - - - - - - 2.0

Thermal Tonnes - - - - - - - - - -
Domestic Met Tonnes 89.3 - - - - - - - - 1.3
Export Met Tonnes 46.0 - - - - - - - - 0.7

Total Saleable Tonnes
135.3 - - - - - - - - 2.0

Cash Costs per Tonne:
Mining Costs $98.16 $- $- $- $- $- $- $- $-

$98.16

Processing and
Transport

$36.04

$- $- $- $- $- $- $- $-

$36.04

Sales Related Costs

$1.73

$- $- $- $- $- $- $- $-

$1.73

G&A

$5.42

$- $- $- $- $- $- $- $-

$5.42

Total Cash Costs

$141.35

$- $- $- $- $- $- $- $-

$141.33

Financial model includes 0.9 million tonnes of inferred coal production.

Inferred coal represents 0.6% of the total production,

and none of this coal was
included in the estimate of reserves.
19
Economic

Analysis
19.1

Assumptions, Parameters and Methods
A pre-feasibility LOM plan was

prepared by MM&A for

the proposed Mon Valley operations.

MM&A

prepared

mine

projections

and

production

timing

forecasts

based

on

coal

seam
characteristics.

Production timing

was

carried out

from 2031

to

depletion (exhaustion)

of
the coal reserve areas, which

is projected for the year 2099.

All costs and prices are based
on 2021 nominal United States dollars.
The

Mine

plan,

productivity

expectations

and

cost

estimates

generally

reflect

historical
performance by Coronado

and efforts have

been made to

adjust plans and costs

to reflect
future conditions.

MM&A is confident

that the mine

plan and financial

model are reasonably
representative to provide an accurate estimation of coal reserves.
Capital schedules were developed by MM&A for mine development, infrastructure, and on-
going

capital

requirements

for

the

life

of

the

mine.

Staffing

levels

were

prepared,

and
operating

costs

estimated

by

MM&A.

MM&A

utilized

historical

cost

data

provided

by

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 48
Coronado and

its own knowledge

and experience to

estimate direct and

indirect operating
costs.

The preliminary feasibility financial model, prepared for this TRS, was developed to test the
economic

viability

of

the

coal

reserve

area.

The

results

of

this

financial

model

are

not
intended to

represent a

bankable feasibility

study,

required for

financing of

any current

or
future mining

operations, but

are intended to

prove the

economic viability of

the estimated
coal

reserves.

All

costs

and

prices

are

based

on

2021

nominal

United

States

dollars
assuming a 2% inflation rate with one noted exception.

An inflation rate of 1% was applied
to the sales price after year 2050.
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the
purpose

of

classifying coal

reserves.

The project

cash flows,

excluding

debt service,

are
calculated

by

subtracting direct

and

indirect operating

expenses and

capital expenditures
from

revenue.

Direct

costs

include

labor,

drilling

and

blasting,

operating

supplies,
maintenance

and

repairs,

facilities

costs

for

materials

handling,

coal

preparation,

refuse
disposal,

coal

loading,

sampling

and

analysis

services,

reclamation

and

general

and
administrative costs.

Indirect costs

include statutory

and legally

agreed upon

fees related
to direct extraction of

the mineral.

The indirect costs

are the Federal

black lung tax, Federal
reclamation

taxes,

property

taxes,

local

transportation

prior

to

delivery

at

rail

or

barge
loading sites, coal

production royalties, sales

and use taxes,

and income taxes.

Coronado’s
historical costs provided a useful reference for MM&A’s cost estimates.
Sales

revenue

is

based

on

the metallurgical

coal

price

information provided

to

MM&A

by
Coronado.
Projected debt service is excluded from the P&L and cash flow model in order to determine
Enterprise Value.
The financial model expresses

coal sales prices, operating costs,

and capital expenditures
in current day dollars without

adjustment for inflation.

Capital expenditures and reclamation
costs are

included based on

engineering estimates for

each mine by

year.

The Coronado
division’s existing allocations of administrative costs are continued in the future projections.
Coronado

will

pay

royalties

for

the various

current

and

projected

operations.

The royalty
rates vary

by mining method

and location.

The royalty rates

for Mon

Valley

are estimated
to be 7% of the sales revenue.
The projection

model also

includes consolidated

income tax

calculations at

the Coronado
level,

incorporating

statutory

depletion

calculations,

as

well

as

state

income

taxes,

and

a
federal

tax

rate

of

21%.

To

the

extent

the

mine

generates

net

operating

losses

for

tax
purposes, the

losses are

carried over

to offset

future taxable

income.

The terms

“cash flows”
and “project cash flows” used in this report refer to after tax cash flows.
Consolidated cash flows

are driven by

annual sales tonnage,

which grows from 0.4

million
tonnes in

2031 to

a peak

of 3.8

million tonnes

in 2059.

Between years

2060 and

2089, sales

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 49
ranges

from

1.5

million

to

2.7

million

tonnes

and

between

years

2090-2099,

sales

range
from 0.4

million tonnes

to 1.3

million tonnes.

Projected consolidated

revenue grows

from
$57.4 million in

2031 to

a peak

of $891.5

million in

2059.

Revenue totals

$32.7 billion

for
the project’s life.
Consolidated

cash

flow

from

operations

is

positive

throughout

the

projected

operating
period,

with

the

exception

of

post-production

years,

due

to

end-of-mine

reclamation
spending.

Consolidated

cash

flow

from

operations

peaks

at

$359.2

million

in

2059

and
totals $9.0 billion over the project’s life.

Capital expenditures total $485.8 million during the
first five years and $3.3 billion over the project’s life.

Coal price forecasts

for coal products were

prepared by Coronado for

its active operations
and modified appropriately

by MM&A for

its greenfield operations.

Such prices were

used
for

the

revenue

input

into

the

financial

model.

Sales

variable

costs

such

as

production
royalties were based upon the revenue input.
19.2

Results
The pre-feasibility financial model,

prepared by MM&A for

this TRS, was developed

to test
the economic viability

of each coal

resource area.

The results of

this financial model

are not
intended to

represent a

bankable feasibility

study,

as may be

required for

financing of

any
current or

future mining

operations contemplated

but are

intended to

prove the

economic
viability of

the estimated

coal reserves.

Optimization of

the LOM

plan was

outside the

scope
of the engagement.
Figure

19-1

shows

the

annual

variance

of

cash

costs

per

ton.

Table

19-1

shows

LOM
tonnage, P&L, and EBITDA for each proposed Coronado mines in Mon Valley

.
Figure 19-1:

Cash Costs per Tonne
As

shown

above,

the

mines’

average

cash

cost

ranges

between

approximately

$56

and
$311 per tonne for most of the operating period.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 50
Table 19-1:

Life-of-Mine Tonnage, P&L before Tax, and EBITDA ($000)

LOM LOM P&L LOM EBITDA

Tonnes
*
Pre-Tax

P&L
Per Tonne EBITDA Per Tonne
Pangburn 14,376
$701,483 $48.80 $1,259,113 $87.59
Fallowfield 72,640
$4,712,144 $64.87 $6,688,054 $92.07
Shaner 48,294
$4,656,184 $96.41 $5,641,238 $116.81
Consolidated PA Deep Mines 135,309
$10,069,811 $74.42 $13,588,405 $100.42
Note:

*Financial model includes 0.9

million tonnes of inferred

coal production.

Inferred coal represents
0.6% of the total production, and none of this coal was included in the estimate of reserves.
As

shown

in
Table

19-1,

the

mines

show

positive

EBITDA

over

the

LOM.

Overall,
Coronado’s

consolidated

operations

show

positive

LOM

P&L

and

LOM

EBITDA

of

$10.0
billion and $13.6 billion,

respectively.

A summary of the

key financial performance metrics
projected for years is provided below in
Table

19-2
.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 51
Table 19-2:

Summary of Mon Valley Key Financial Performance Metrics (2021-2029)

YE
12/31
2022
YE
12/31
2023
YE
12/31
2024
YE
12/31
2025
YE
12/31
2026
YE
12/31
2027
YE
12/31
2028
YE
12/31
2029
Remaining

Total
LOM
Average
ROM Production Tonnes 198.4 - - - - - - - - 2.8
Yield 68.19% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 68.19%
Saleable Production
Tonnes
*
135.3 - - - - - - - - 2.0

Thermal Tonnes - - - - - - - - - -
Domestic Met Tonnes 89.3 - - - - - - - - 1.3
Export Met Tonnes 46.0 - - - - - - - - 0.7

Total Saleable Tonnes
135.3 - - - - - - - - 2.0

Cash Costs per Tonne:
Mining Costs $98.16 $- $- $- $- $- $- $- $- $98.13
Processing and
Transport
$36.04 $- $- $- $- $- $- $- $- $36.04
Sales Related Costs $1.73 $- $- $- $- $- $- $- $- $1.73
G&A $5.42 $- $- $- $- $- $- $- $- $5.42

Total Cash Costs
$141.35 $- $- $- $- $- $- $- $- $141.33

EBITDA per Tonne $100.15 $- $- $- $- $- $- $- $- $100.18

Expansion CapEx ($M) $35.82 $1.02 $- $- $- $- $5.09 $29.72 $- $-
Maintenance CapEx ($M) $3,258.12 $- $- $- $- $- $- $- $35.26 $43.58

Total CapEx
$3,293.95 $1.02 $- $- $- $- $5.09 $29.72 $35.26 $43.58
●

Financial model includes 0.9 million tonnes of inferred coal production.

Inferred coal represents 0.6% of the
total production, and none of this coal was included in the estimate of reserves.
After-Tax

Cash Flows were developed in

order to calculate the NPV

for this Property.

The
NPV is estimated to

be $287.3 million at

a discount rate of

10.0%.

A summary of

the Mon
Valley after-tax

cash flow is shown in
Table

19-3
.
Table 19-3:

Project Cash Flow Summary (000)
*

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2026 2027 2028 2029 2030
Production & Sales tonnes 135,311 - - - - -
Total Revenue $32,678,158 $- $- $- $- $-
EBITDA $11,822,150 $(369) $(369) $(369) $(369) $(369)
Net Income $5,925,986 $(369) $(369) $(369) $(369) $(369)
Net Cash Provided by Operating Activities $9,042,337 $(369) $(369) $(369) $(369) $(312)
Purchases of Property, Plant, and Equipment $(3,293,945) $- $(5,087) $(29,721) $(35,261) $(215,753)
Net Cash Flow $5,748,391 $(369) $(5,456) $(30,090) $(35,629) $(216,065)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2031 2032 2033 2034 2035 2036
Production & Sales tonnes 399 1,810 1,875 1,958 2,029 2,030
Total Revenue $57,415 $266,199 $281,967 $301,091 $319,037 $326,330
EBITDA $31,974 $163,768 $175,562 $191,169 $204,833 $209,981
Net Income $(43,182) $84,520 $86,628 $82,382 $94,260 $106,329
Net Cash Provided by Operating Activities $25,910 $135,802 $160,145 $157,652 $168,511 $179,238
Purchases of Property, Plant, and Equipment $(199,931) $(1,928) $- $(21,158) $(19,527) $(204,537)
Net Cash Flow $(174,021) $133,874 $160,145 $136,494 $148,984 $(25,299)

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 52

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2037 2038 2039 2040 2041 2042
Production & Sales tonnes 2,062 1,960 1,762 2,366 1,804 1,724
Total Revenue $338,825 $329,205 $302,680 $415,404 $307,404 $305,722
EBITDA $217,762 $206,113 $179,715 $261,905 $167,920 $166,433
Net Income $94,184 $107,142 $79,588 $136,843 $92,275 $83,239
Net Cash Provided by Operating Activities $190,294 $179,925 $156,327 $197,122 $130,469 $131,680
Purchases of Property, Plant, and Equipment $(178,362) $(11,413) $(10,070) $(18,939) $(6,627) $(11,701)
Net Cash Flow $11,932 $168,512 $146,257 $178,183 $123,842 $119,979

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2043 2044 2045 2046 2047 2048
Production & Sales tonnes 1,717 1,641 1,719 1,657 1,582 1,704
Total Revenue $307,825 $296,435 $323,078 $319,329 $311,207 $346,423
EBITDA $166,345 $155,468 $176,197 $172,276 $164,044 $190,984
Net Income $97,162 $102,577 $115,995 $111,938 $105,580 $121,920
Net Cash Provided by Operating Activities $134,459 $126,566 $132,835 $135,759 $130,416 $145,691
Purchases of Property, Plant, and Equipment $(70,898) $(32,130) $(1,608) $(3,445) $(20,197) $(42,226)
Net Cash Flow $63,561 $94,436 $131,226 $132,313 $110,218 $103,465

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2049 2050 2051 2052 2053 2054
Production & Sales tonnes 1,656 1,732 1,702 1,596 1,642 1,750
Total Revenue $341,272 $366,419 $363,743 $344,653 $358,264 $385,655
EBITDA $185,001 $203,854 $199,083 $181,885 $190,949 $208,272
Net Income $117,207 $139,379 $136,063 $119,219 $124,332 $139,625
Net Cash Provided by Operating Activities $148,383 $156,450 $155,343 $145,611 $148,945 $159,944
Purchases of Property, Plant, and Equipment $(21,985) $(2,264) $(17,661) $(35,030) $(22,841) $-
Net Cash Flow $126,398 $154,185 $137,682 $110,580 $126,104 $159,944

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2055 2056 2057 2058 2059 2060
Production & Sales tonnes 1,751 2,609 3,576 3,732 3,846 3,762
Total Revenue $389,797 $586,754 $812,425 $856,469 $891,518 $881,012
EBITDA $209,937 $293,768 $402,164 $424,215 $445,248 $430,456
Net Income $159,520 $155,760 $230,828 $240,983 $258,267 $235,432
Net Cash Provided by Operating Activities $177,985 $239,301 $313,658 $343,495 $359,216 $357,509
Purchases of Property, Plant, and Equipment $(503,004) $(81,075) $(26,163) $(36,932) $(20,244) $(124,371)
Net Cash Flow $(325,019) $158,226 $287,495 $306,563 $338,972 $233,138

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2061 2062 2063 2064 2065 2066
Production & Sales tonnes 3,488 3,390 3,466 3,397 2,961 2,826
Total Revenue $825,025 $810,082 $836,766 $828,451 $729,294 $703,094
EBITDA $384,291 $373,425 $383,395 $380,242 $330,841 $317,117
Net Income $197,731 $249,775 $251,050 $244,672 $199,779 $187,067
Net Cash Provided by Operating Activities $332,663 $309,606 $303,605 $304,427 $278,545 $263,255
Purchases of Property, Plant, and Equipment $(48,371) $(18,997) $(56,143) $(55,800) $(106,035) $(48,026)
Net Cash Flow $284,292 $290,609 $247,461 $248,627 $172,510 $215,229

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2067 2068 2069 2070 2071 2072
Production & Sales tonnes 2,479 2,318 2,289 1,438 1,988 1,993
Total Revenue $623,079 $588,566 $587,014 $372,607 $520,312 $526,958
EBITDA $274,027 $245,996 $243,975 $120,878 $208,565 $209,313
Net Income $157,110 $137,332 $132,150 $60,913 $125,427 $130,499
Net Cash Provided by Operating Activities $236,473 $211,681 $204,662 $72,113 $144,108 $165,794
Purchases of Property, Plant, and Equipment $(105,470) $(32,972) $(35,968) $(21,665) $(40,884) $(29,483)
Net Cash Flow $131,003 $178,708 $168,694 $50,448 $103,224 $136,311

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 53

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2073 2074 2075 2076 2077 2078
Production & Sales tonnes 1,822 2,098 2,055 2,107 1,883 2,129
Total Revenue $486,489 $513,364 $508,098 $526,120 $474,939 $542,425
EBITDA $180,965 $192,961 $185,766 $199,986 $169,269 $204,346
Net Income $110,565 $131,576 $121,087 $124,925 $102,184 $132,803
Net Cash Provided by Operating Activities $151,740 $149,923 $150,163 $155,728 $139,913 $152,938
Purchases of Property, Plant, and Equipment $- $- $(38,951) $(73,146) $(11,367) $(3,092)
Net Cash Flow $151,740 $149,923
$111,2

12
$82,582 $128,546 $149,846

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2079 2080 2081 2082 2083 2084
Production & Sales tonnes 1,937 1,723 2,242 1,568 2,285 1,637
Total Revenue $498,511 $448,125 $588,782 $416,070 $612,359 $443,292
EBITDA $172,232 $139,209 $217,859 $113,527 $222,506 $118,656
Net Income $108,806 $74,410 $128,734 $54,853 $144,403 $63,019
Net Cash Provided by Operating Activities $140,295 $115,386 $153,758 $109,676 $151,887 $113,810
Purchases of Property, Plant, and Equipment $(20,499) $(63,240) $(32,548) $(7,363) $(18,926) $(35,128)
Net Cash Flow $119,796 $52,146 $121,210 $102,313 $132,961 $78,682

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2085 2086 2087 2088 2089 2090
Production & Sales tonnes 1,982 1,477 1,857 1,616 1,993 1,305
Total Revenue $542,129 $408,032 $518,052 $455,417 $567,535 $375,427
EBITDA $169,637 $89,713 $145,507 $108,922 $166,892 $55,785
Net Income $96,625 $31,702 $79,264 $51,566 $96,127 $8,392
Net Cash Provided by Operating Activities $123,443 $88,067 $104,777 $94,796 $120,752 $66,853
Purchases of Property, Plant, and Equipment $(35,870) $(53,613) $(23,904) $(32,182) $- $(31,114)
Net Cash Flow $87,573 $34,453 $80,873 $62,614 $120,752 $35,738

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2091 2092 2093 2094 2095 2096
Production & Sales tonnes 1,637 1,612 1,747 1,355 1,731 1,752
Total Revenue $475,574 $473,016 $517,712 $405,723 $523,488 $535,336
EBITDA $103,525 $97,847 $113,758 $40,298 $107,715 $110,329
Net Income $41,301 $32,537 $52,174 $(4,344) $49,211 $50,915
Net Cash Provided by Operating Activities $75,371 $81,436 $89,571 $46,746 $76,088 $90,203
Purchases of Property, Plant, and Equipment $(71,872) $(66,089) $- $- $(42,121) $-
Net Cash Flow $3,499 $15,347 $89,571 $46,746 $33,967 $90,203

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2097 2098 2099 2100 2101 2102
Production & Sales tonnes 1,387 916 393 - - -
Total Revenue $428,077 $285,625 $123,638 $- $- $-
EBITDA $46,344 $27,079 $5,340 $- $- $-
Net Income $2,394 $(3,736) $(11,836) $- $- $-
Net Cash Provided by Operating Activities $50,190 $27,994 $(197,622) $- $- $-
Purchases of Property, Plant, and Equipment $- $- $- $- $- $-
Net Cash Flow $50,190 $27,994 $(197,622) $- $- $-
●

Financial model includes 0.9 million tonnes of inferred coal production.

Inferred coal represents 0.6% of the
total production, and none of this coal was included in the estimate of reserves.
19.3

Sensitivity
Sensitivity of the NPV results to changes in

the key drivers is presented in the chart below.

The

sensitivity

study

shows

the

NPV

at

the

10.0%

discount

rate

when

Base

Case

sales
prices, operating costs, and capital costs are increased

and decreased in increments of 5%
within a +/- 15% range.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 54
Figure 19-2:

Sensitivity of NPV
As shown, NPV

is quite sensitive

to change in

sales price and

operating cost estimates,

and
slightly sensitive to changes in capital cost estimates.
20
Adjacent Properties
20.1

Information Used
No Proprietary information associated

with neighboring properties

was used as part

of this
study.
21
Other Relevant Data and Information
MM&A

performed

a

previous

audit

of

the

Property

in

2017

for

Coronado

based

on

SEC
Industry

Guide

7

standards.

MM&A

conducted

a

Joint

Ore

Reserve

Committee

(
JORC )
compliant resource and

reserve assessment of

the Mon Valley

assets effective

January 1,
2018.

By assignment,

the JORC

assessment included

a preliminary

feasibility level

study
of

the

subject

coal

reserves,

encompassing

detailed

mine

planning

and

cost

analysis
through depletion

of Mon

Valley’s JORC-compliant coal

reserves.

MM&A utilized

this former
preliminary feasibility study as

the basis of an updated

study which meets those

standards
set forth by the JORC Code and SEC.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 55
22
Interpretation and Conclusions
22.1

Conclusion
Sufficient data has

been obtained through

various exploration and sampling

programs and
mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the Property.

The data is of sufficient quantity and reliability

to
reasonably support the coal resource and coal reserve estimates in this TRS.
The geological data and

preliminary feasibility study, which consider mining

plans, revenue,
and operating

and capital

cost estimates

are sufficient

to support

the classification

of coal
reserves provided herein.
This

geologic

evaluation

conducted

in

conjunction

with

the

preliminary

feasibility

study

is
sufficient to conclude

that the 134.4 Mt of

marketable underground coal reserves identified
on the Property are economically mineable

under reasonable expectations of market prices
for metallurgical coal products, estimated operation costs, and capital expenditures.
22.2

Risk Factors
Risks have been identified for operational, technical and administrative subjects addressed in the Pre-Feasibility Study.

A risk matrix

has been constructed to

present the risk levels

for
all the risk factors identified and quantified in the

risk assessment process.

The risk matrix
and

risk

assessment

process

are

modeled

to

that

presented

in

the

Australian

and

New
Zealand Standard on Risk Management (AS/NZS 4360).

The purpose

of the

characterization of

the project

risk components is

to inform

the project
stakeholders of

key aspects

of the

Coronado projects

that can

be impacted

by events

whose
consequences

can

affect

the

success

of

the

venture.

The

significance

of

an

impacted
aspect

of

the

operation

is

directly

related

to

both

the

probability

of

occurrence

and

the
severity of

the consequences.

The initial

risk for

a risk

factor is

herein defined

as the

risk
level

after

the

potential

impact

of

the

risk

factor

is

addressed

by

competent

and

prudent
management utilizing

control measures

readily available.

Residual risk

for a

risk factor

is
herein

defined

as

the

risk

level

following

application

of

special

mitigation

measures

if
management determines

that the

initial risk

level is

unacceptable.

Initial risk

and residual
risk can be

quantified numerically,

derived by the

product of values

assigned to probability
and consequence ranging from very low risk to very high risk.

The probability and

consequence parameters are

subjective numerical estimates

made by
practiced mine

engineers and

managers.

Both are

assigned values

from 1

to 5

for which
the

value

1

represents

the

lowest

probability

and

least

consequence,

and

the

value

5
represents the

highest probability

and greatest

consequence.

The products,

which define
the Risk Level, are classified from very low to very high.

Risk Level Table

(R = P x C)
Risk Level (R)

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 56
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Risk aspects identified and evaluated during this assignment total 13.

No residual risks are
rated Very High.

Four (4) residual risks are rated High.

Six (6) of the risk aspects could be
associated with Moderate residual risk.

Three (3) of the risk

aspects were attributed Low or
Very Low residual risks.

22.2.1

Governing Assumptions
The listing of

the aspects is

not presumed to

be exhaustive.

Instead that listing

is presented
based on the experiences of the contributors to the TRS.

1.

The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations.
2.

The Control Measures shown in the matrices presented in this chapter are not exhaustive.

They represent a condensed collection of activities that the author of the risk assessment section has observed to be effective in coal mining scenarios.

3.

Mitigation Measures listed for each risk factor of the operation are not exhaustive.

The measures listed, however, have been observed by the author to be effective.

4.

The monetary values used in ranking the consequences are generally-accepted quantities for the coal mining industry.
22.2.2

Limitations
The risk

assessment proposed

in this

report is

subject to

the limitations

of the

information
currently collected, tested, and interpreted at the time of the writing of the report.
22.2.3

Methodology
The numerical quantities (i.e., risk levels) attributable to either “initial” or “residual” risks are derived by the

product of values

assigned to probability

and consequence ranging

from very
low risk to very high risk.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 57
R = P x C
Where: R = Risk Level
P = Probability of Occurrence
C = Consequence of Occurrence
The Probability (P)

and Consequence (C)

parameters recited in

the formula are

subjective
numerical estimates made

by practiced mine

engineers and managers.

Both P and

C are
assigned

integer

values

ranging

from

1

to

5

for

which

the

value

1

represents

the

lowest
probability and

least consequence,

and the

value 5

represents the

highest probability

and
greatest consequence.

The products (R

= P x

C) which define

the Risk Level,

are thereafter
classified from very low to very high.
Risk Level Table
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Very

high initial risks

are considered to

be unacceptable and

require corrective action

well
in advance of project

development.

In short, measures must

be applied to reduce

very high
initial risks to a tolerable level.

As

shown

and

discussed

above,

after

taking

into

account

the

operational,

technical,

and
administrative actions that have been applied or are available for action when required, the residual

risk

can

be

determined.

The

residual

risk

provides

a

basis

for

the

management
team

to

determine

if

the

residual

risk

level

is

acceptable

or

tolerable.

If

the

risk

level

is
determined to be unacceptable, further actions should

be considered to reduce the residual
risk to acceptable or tolerable levels to provide justification for continuation of the proposed operation.
22.2.4

Development of the Risk Matrix
Risks

have

been

identified

for

the

technical,

operational,

and

administrative

subjects
addressed in

the TRS.

The risk

matrix and

risk assessment

process are

modeled to

that
presented

in

the

Australian

and

New

Zealand

Standard

on

Risk

Management

(AS/NZS
4360).

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 58
22.2.4.1

Probability Level Table
Table 22-1:

Probability Level Table
Category Probability Level (P)
1 Remote Not likely to occur except in exceptional circumstances. <10%
2 Unlikely Not likely to occur; small in degree. 10 - 30%
3 Possible Capable of occurring. 30 - 60%
4 Likely High chance of occurring in most circumstances. 60 - 90%
5 Almost Certain
Event is expected under most circumstances; impossible

to
avoid.
>90%
The

lowest

rated

probability

of

occurrence

is

assigned

the

value

of

1

and

described

as
remote,

with

a

likelihood

of

occurrence

of

less

than

2

percent.

Increasing

values

are
assigned to each higher probability of occurrence, culminating with the value of 5 assigned
to incidents considered to be almost certain to occur.
22.2.4.2

Consequence Level Table
Table

22-2

lists the consequence levels.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 59
Table 22-2:

Consequence Level Table
Correlation of Events in Key Elements of the

Project Program to Event Severity Category
Category
Severity of
the Event
Financial
Impact of the
Event
Unplanned
Loss of
Production
(Impact on
Commercial
Operations)
Events Impacting
on the
Environment
Events Affecting the
Program's Social and
Community Relations
Resultant Regulatory /
Sovereign Risk
Events Affecting Occupational Health &
Safety
1 Insignificant
< USD $0.5
million
≤ 12 hours
Insignificant loss of
habitat; no
irreversible effects
on water, soil and
the environment.
Occasional nuisance impact on
travel.
-

Event recurrence avoided by corrective
action through established procedures
(Engineering, guarding, training).
2 Minor
USD $0.5 million
to $2.0 million
≤ 1 day
No significant
change to species
populations; short-
term reversible
perturbation to
ecosystem function.
Persistent nuisance impact on
travel.

Transient adverse media
coverage.
-

First aid – lost time.

Event recurrence
avoided by corrective action through
established procedures.
3 Moderate
USD $2.0 million
to $10.0 million
≤ 1 week
Appreciable change
to species
population; medium-
term (≤10 years)
detriment to
ecosystem function.
Measurable impact on travel and
water/air quality.

Significant
adverse media coverage /
transient public outrage.
Uncertainty securing or
retaining essential
approval / license.
Medical Treatment – permanent
incapacitation.

Avoiding event recurrence
requires modification to established
corrective action procedures .
Change to regulations
(tax; bonds; standards).
4 Major
USD $10.0
million to $50.0
million
1 to 2 weeks
Change to species
population
threatening viability;
long-term (>10
years) detriment to
ecosystem function.
Long-term, serious impact on
travel and use of water
resources; degradation of air
quality; sustained and effective
public opposition.
Suspension / long-delay
in securing essential
approval / license.
Fatality.

Avoiding event recurrence
requires modification to established
corrective action procedures and staff
retraining.
Change to laws (tax;
bonds; standards).
5 Critical
>USD $50.0
million
>1 month
Species extinction;
irreversible damage
to ecosystem
function.
Loss of social license.
Withdraw / failure to
secure essential
approval / license.
Multiple fatalities.

Avoiding event
recurrence requires major overhaul of
policies and procedures.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 60
The lowest rated

consequence is assigned

the value of

1 and is

described as Insignificant
Consequence, parameters of

which include non-reportable

safety incidents with

zero days
lost accidents,

no environmental

damage, loss

of production

or systems

for less

than one
week and cost

of less than

USD $0.5 million.

Increasing values are

assigned to each

higher
consequence,

culminating

with

the

value

of

5

assigned

to

critical

consequences,

the
parameters of

which include

multiple-fatality accidents,

major environmental

damage, and
loss of production

or systems for

longer than one

month and cost

of greater than

USD $50.0
million.
Composite Risk Matrix R = P x C and Color-Code Convention
The risk level, defined

as the product of probability

of occurrence and consequence, ranges
in value

from 1

(lowest possible

risk) to

25 (maximum

risk level).

The values

are color-coded
to facilitate identification of the highest risk aspects.
Table 22-3:

Risk Matrix
P x C = R
Consequence (C)
Insignificant Minor Moderate Major Critical
1 2 3 4 5
Probability Level (P)
Remote 1 1 2 3 4 5
Unlikely 2 2 4 6 8 10
Possible 3 3 6 9 12 15
Likely 4 4 8 12 16 20
Almost
Certain
5 5 10 15 20 25
22.2.5

Categorization of Risk Levels and Color Code Convention
Very

high

risks

are

considered

to

be

unacceptable

and

require

corrective

action.

Risk
reduction measures must be applied to reduce very high risks to a tolerable level.
22.2.6

Description of the Coal Property
The Mon

Valley

Reserve (including Pangburn,

Shaner and Fallowfield

Areas) is

located in
Allegheny,

Washington,

and

Westmoreland

Counties,

Pennsylvania.

Mon

Valley
underground operations are projected

to commence in 2031

at the Mon Valley

Complex in
the large Upper

Freeport seam reserve

area.

Three mines are

planned, and each

will utilize
continuous

mining

methods.

The

initial

operation

is

designated

as

the

Pangburn

Mine;
subsequently,

the Shaner

Mine is

projected for

2037 and

followed by

the Fallowfield

Mine
in 2056.

The operations are

projected to utilize

continuous mining production

sections.

The
method provides continuity, preserving skilled work groups and enabling effective utilization
of

production

equipment.

The

Upper

Freeport

seam

is

below

drainage

and

therefore

all
mines will be accessed with slopes and shafts.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 61
22.2.7

Summary of Residual Risk Ratings
Each

risk

factor

is

numbered,

and

a

risk

level

for

each

is

determined

by

multiplying

the
assigned

probability

by

the

assigned

consequence.

The

risk

levels

are

plotted

on

a

risk
matrix to

provide a

composite view

of the

Coronado risk

profile.

The average

risk level

is
8.4, which is defined as Moderate.
Table 22-4:

Risk Assessment Matrix

Consequence
Critical >$50 MM 9, 10

Major $10-50MM

4 1, 2, 3 6

Moderate $2-10 MM

12

Minor $0.5-$2 MM

7, 13 5 8

Low <$0.5 MM

11

<10% 10-30% 30-60% 60-90% >90%

Remote Unlikely Possible Likely Almost
Certain
22.2.8

Risk Factors
A high-level approach is utilized

to characterize risk factors that

are generally similar across
a number

of the

active and

proposed mining operations.

Risk factors that

are unique

to a
specific operation or are particularly noteworthy are addressed individually.
22.2.8.1

Geological and Coal Resource
Coal

mining

is accompanied

by

risk

that,

despite

exploration

efforts,

mining

areas

will

be
encountered

where

geological

conditions

render

extraction

of

the

resource

to

be
uneconomic,

or

that

coal

quality

characteristics

disqualify

the

product

for

sale

into

target
markets.
To

illustrate

these

points,

the

Upper

Freeport

coal

seam

deposits

at

Mon

Valley

are
examined.

The coal is deposited

in large, elliptical

pods.

During deposition, the

raised peat
deposits were

surrounded by

areas void

of peat

and deposited

instead with

dirt, clay,

and
stream channels.

Consequently,

the perimeter

of the

peat, and

consequent coal

deposits
may contain significantly higher concentration of ash and sulfur, and reduced product yield.

The

perimeter

deposits

may

also

be

affected

by

immediate

roof

and

floor

conditions

that
adversely affect mining cost and

productivity.

Meandering sandstone channels may

reduce
coal seam

thickness by

scouring action

at the

top of

the coal

seam and

support the

migration
of sulfur to the Upper Freeport seam.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 62
Offsetting

the

geological

and

coal

resource

risk

are

the

massive

size

of

the

controlled
property which

allows large

areas to

be mined

in the

three designated

mine areas

sufficiently
away from

areas where

coal quality

and mineability

are less

favorable.

In addition,

the mines
are

designed

to

operate

with

multiple

production

sections,

which

lessens

the

immediate
impact

when

one

section

encounters

difficulties.

The

large

reserve

areas

also

provide

a
mitigation strategy

of developing

an additional

(spare) section

at each

mine which

can be
activated

when

adverse

conditions

are

encountered,

thereby

maintaining

consistent
production

and

quality.

The

spare

section

requires

additional

mine

extension

cost

but
increases flexibility and performance consistency.
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Recoverable coal
tonnes recognized to
be significantly less
than previously
estimated.
Reserve base is
adequate to serve
market commitments
and respond to
opportunities for many
years.

Local adverse
conditions may increase
frequency and cost of
production unit
relocations.
Previous and ongoing
exploration and
extensive regional
mining history provide
a high level of
confidence of coal
seam correlation,
continuity of the coal
seams, and coal
resource tonnes.
4 4 16 Optimize mine
plan to increase
resource
recovery;
develop mine
plan to provide
readily available
alternate mining
locations to
sustain expected
production level.
3 4 12
Coal quality locally
proves to be lower
than initially
projected.
If uncontrolled,
production and sale of
coal that is out of
specification can result in
rejection of deliveries,
cancellation of coal sales
agreements and damage
to reputation.
Exploration and vast
experience and history
in local coal seams
provide confidence in
coal quality; limited
excursions can be
managed with careful
product segregation
and blending.
3 5 15 Develop mine
plan to provide
readily available
alternate mining
locations to
sustain expected
production level;
modify coal
sales
agreements to
reflect coal
quality.
3 4 12
22.2.8.2

Environmental
Water quality

and other permit

requirements are subject to

modification and such

changes
could have a material

impact on the capability

of the operator to

meet modified standards or
to receive new permits and modifications

to existing permits.

Permit protests may result in
delays or denials to permit applications.
Environmental standards and

permit requirements have

evolved significantly over

the past
50

years

and

to-date,

mining

operators

and

regulatory

bodies

have

been

able

to

adapt
successfully to evolving environmental requirements.
The

Residual

Risk

has

is

projected

to

be

slightly

higher

for

the

PA

reserves

due

to

the
proximity

of

the

rivers and

the

residual

environmental

complaints,

in

the

vicinity,

left

from
mining in the past.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 63
Table 22-6:

Environmental (Risks 3 and 4)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Environmental
performance
standards are
modified in the
future.
Delays in receiving new
permits and modifications
to existing permits; cost
of testing and treatment
of water and soils
Work with regulatory
agencies to
understand and
influence final
standards; implement
testing, treatment and
other actions to
comply with new
standards.
3 4 12 Modify mining
and reclamation
plans to improve
compliance with
new standards
while reducing
cost of
compliance.
3 4 12
New permits and
permit modifications
are increasingly
delayed or denied.
Interruption of production
and delayed
implementation of
replacement production
from new mines.
Comply quickly with
testing, treatment and
other actions required;
continue excellent
compliance
performance within
existing permits.
2 4 8 Establish and
maintain close
and constructive
working
relationships with
regulatory
agencies, local
communities and
community
action groups.
2 4 8
22.2.8.3

Regulatory Requirements
Federal and state health and

safety regulatory agencies occasionally

amend mine laws and
regulations.

The impact

is industry-wide.

Mining operators

and regulatory

agencies have
been able to adapt successfully to evolving health and safety requirements.
Table 22-7:

Regulatory Requirements (Risk 5)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Federal and state
mine safety and
health regulatory
agencies amend
mine laws and
regulations.
Cost of training,
materials, supplies and
equipment; modification
of mine examination and
production procedures;
modification of mining
plans.
Participate in hearings
and workshops when
possible to facilitate
understanding and
implementation; work
cooperatively with
agencies and
employees to facilitate
implementation of new
laws and regulations.
4 3 12 Familiarity and
experience with
new laws and
regulations
results in
reduced impact
to operations and
productivity and
improved
supplies and
equipment
options.
4 2 8
22.2.8.4

Market and Transportation
Most

of

the

current

and

future

production

is

expected

to

be

directed

to

domestic

and
international metallurgical

markets.

Historically the

metallurgical markets

have been

cyclical
and highly volatile.

The Mon Valley

business plan assumes

that 75 percent

of production can

be sold

into the
favorably

priced

metallurgical

market.

The

mining

plan

must

minimize

exposure

to

the
perimeter reserves where quality may not

be suitable for the market plan

and be flexible to
manage exposure to areas where coal quality fails to meet metallurgical standards.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 64
Table 22-8:

Market and Transportation (Risks 6 and 7)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Volatile coal prices
drop precipitously.
Loss of revenue
adversely affects
profitability; reduced
cash flow may disrupt
capital expenditures
plan.
Cost control measures
implemented; capital
spending deferred.
4 5 20 High-cost
operations
closed, and
employees
temporarily
furloughed.
4 4 16
Coal quality at Mon
Valley Upper
Freeport mines is
not adequate to
support 100 percent
metallurgical sales.
Reduced revenue from a
percentage of thermal
sales jeopardizes
financial performance
and expectations.
Lower preparation
plant gravities for ash
and sulfur reduction;
segregate lower
quality coal when
possible and manage
shipped quality by
blending.
3 5 15 Adjust mine
plan to keep
minimize
exposure to
perimeter coal
and sandstone
channels;
provide spare
section to
sustain
production and
quality when low
quality areas are
encountered.
3 2 6
Occasional delay

or interruption

of rail,

river and

terminals service

may be

expected.

The
operator

can

possibly

minimize

the

impact

of

delays

by

being

a

preferred

customer

by
fulfilling shipment obligations promptly and maintaining close working relationships.
Table 22-9:

Market and Transportation (Risk 8)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Rail or river transport
is delayed; storage
and shipping access
at river and ocean
terminals is not
available.
Fulfillment of coal sales
agreements delayed;
limited coal storage at
mines may increase cost
of rehandling; production
may be temporarily idled.
Provide adequate
storage capacity at
mines; coordinate
continuously with
railroad and shipping
companies to respond
quickly and effectively
to changing
circumstances.
5 3 15 Provide back-up
storage facility
along with
personnel,
equipment and
rehandle plan to
sustain
production and
fulfill sales
obligations
timely.
5 2 10
22.2.8.5

Mining Plan
Occupational

health

and

safety

risks

are

inherent

in

mining

operations.

Comprehensive
training

and

retraining

programs,

internal

safety

audits

and

examinations,

regular

mine
inspections,

safety meetings,

along

with

support

of

trained fire

brigades

and mine

rescue
teams are among activities that greatly reduce accident risks.

Employee health monitoring
programs

coupled

with

dust

and

noise

monitoring

and

abatement

reduce

health

risks

to
miners.

As

underground

mines

are

developed

and

extended,

observation

of

geological,
hydrogeological

and

geotechnical

conditions

lead

to

modification

of

mine

plans

and
procedures to enable safe work within the mine environments.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 65
Highlighted below

are selected

examples of

safety and

external factors

relevant to

Coronado
operations.
22.2.8.5.1 Methane Management
Coalbed

methane

is

present

in

coal

operations

below

drainage.

Often

the

methane
concentration is at such low levels that

it can be readily managed with frequent testing and
monitoring, vigilance, and routine mine ventilation.

Very high methane concentrations may
be present

at greater

depths.

High methane

concentrations may

require degasification

of
the coal seam to assure safe mining.

Table 22-10:

Methane Management (Risk 9)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Methane hazard is
present in mines
operating below
drainage.
Injury or loss of life;
possible ignition of gas
and mine explosion;
potential loss of mine and
equipment temporarily or
permanently; additional
mine fan, mine power,
ventilation, monitoring
and examination
requirements.
Low to moderate levels
can be managed with
frequent examinations,
testing and monitoring
within the mine
ventilation system.

Excellent rock dust
maintenance
minimizes explosion
propagation risk should
an ignition occur.
1 5 5 Very high-level
methane
concentrations
may require coal
seam
degasification
and gob
degasification if
longwall or pillar
extraction
methods are
employed.
1 5 5
22.2.8.5.2 Mine Fires
Mine fires, once common at mine operations, are rare today.

Most active coal miners have
not encountered

a mine

fire.

Vastly improved mine

power and

equipment electrical

systems,
along with safe

mine practices reduce

mine fire risks.

Crew training

and fire brigade

support
and

training

improve response

for containment

and

control if

a

fire occurs.

Spontaneous
combustion

within

coal

mines,

which

is

the

source

of

most

fires

that

occur

today,

is

not
expected

to

commonly

occur

at

the

Coronado

property.

When

spontaneous

combustion
conditions are present,

monitoring systems are

employed for

early detection and

mine plans
are designed to facilitate isolation, containment and rapid extinguishment.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 66
Table 22-11

:

Mine Fires (Risk 10)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Mine fire at
underground or
surface mine
operation.
Injury or loss of life;
potential loss of mine
temporarily or
permanently; damage to
equipment and mine
infrastructure.
Inspection and
maintenance of mine
power, equipment and
mine infrastructure;
good housekeeping;
frequent examination
of conveyor belt
entries; prompt
removal of
accumulations of
combustible materials.
1 5 5 If spontaneous
combustion
conditions are
present,
enhanced
monitoring and
examination
procedures will
be implemented;
mine design will
incorporate
features to
facilitate
isolation,
containment and
extinguishment
of spontaneous
combustion
locations.
1 5 5
22.2.8.5.3 Availability of Supplies and Equipment
The industry

has periodically

experienced difficulty receiving

timely delivery

of mine

supplies
and equipment.

Availability issues often accompanied boom periods

for coal demand.

Any
future delivery of supplies and equipment delays

are expected to be temporary with

limited
impact on production.
Table 22-12:

Availability of Supplies and Equipment (Risk 11)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Disruption of
availability for
supplies and
equipment.
Temporary interruption
of production.
Force majeure
provision in coal sales
agreements to limit
liability for delayed or
lost sales.
3 2 6 Work closely
with customers
to assure
delayed coal
delivery rather
than cancelled
sales; monitor
external
conditions and
increase
inventory of
critical supplies;
accelerate
delivery of
equipment when
possible.
3 1 3
22.2.8.5.4 Labor
Work

stoppage

due

to

labor

protests

are

considered

to

be

unlikely

and

accompanied

by
limited impact

should it

occur.

Excellent employee

relations and

communications limit

the
exposure to outside protesters.

Loss of supervisors and skilled

employees to retirement is

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 67
inevitable; the

impact can

be lessened

with succession

planning, training,

and mentorship
of new employees.
These

will

be

new

mines

in

an

historically

United

Mine

Workers

of

America

(
UMWA )
represented area.

Newer mines in the area

are not represented so the

precedent has been
set.

However,

the Residual

risk is

shown as

slightly elevated

over some

other Coronado
properties.
Table 22-13:

Labor – Work Stoppage (Risk 12)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Work stoppage due
to strikes, slowdowns
or secondary boycott
activity.
Loss of production and
coal sales; damaged
customer and employee
relations; reputation loss.
Maintain excellent
employee relations
and communications;
maintain frequent
customer
communications.
2 3 6 Develop plan for
employee
communications
and legal support
to minimize
impact of
secondary
boycott activities.
2 3 6
Table 22-14:

Labor – Retirement (Risk 13)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Retirement of
supervisors and
skilled employees.
Loss of leadership and
critical skills to sustain
high levels of safety,
maintenance and
productivity.
Monitor demographics
closely and maintain
communications with
employees who are
approaching
retirement age;
maintain employee
selection and training
programs.
3 3 9 Maintain
selection of
candidates and
implementation
of in-house or
third-party
training for
electricians and
mechanics;
develop
employee
mentoring
program.
3 2 6
23
Recommendations
Coronado

is continuing

to

work both

internally and

with

outside

assistance

to

continue to
further define their Resource Base and to Optimize the LOM Plan.
24
References
Publicly

available

information

from

various

State

and

Federal

agencies

was

used

where
relevant.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for

the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December

31, 2021

Northern Appalachian Coal Basin
Pennsylvania, USA

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 68
25
Reliance on Information Provided by the
Registrant
For the

purpose of

this TRS,

MM&A utilized

the Geological

data provided

by Coronado.

This
information was subjected to verification of its integrity and completeness.
Historical

productivity

and

operating

costs

were

also

supplied

by

Coronado.

This
information

was combined

with the

experience and

knowledge of

the QPs

to forecast

the
LOM plan.
A summary of the

information provided by Coronado

relied upon by

MM&A for the purposes
of this TRS is provided in
Table

25-1
.
Table 25-1:

Information from Registrant Relied Upon by MM&A

Category
Information Provided by Coronado
Report
Section
Legal Mineral control and surface control rights as shown on maps 3.2, 3.3
Geological
Geologic data including digital databases and original source data
including geologist logs, driller’s logs, geophysical logs 9.1
Coal Quality
Database of coal quality information supplemented with

original
source laboratory sheets where available 10.1
Mining
Historical productivities and manpower from operating and future
Coronado mines 13.2, 13.4
Coal Preparation
Flow sheet and other information representing current

and future
methods of coal processing

14.1
Marketing
Long-term price forecast and market placement by seam

or mine
used in financial projections 16.2
Waste Disposal
Engineering data and estimates representing remaining

capacities
for coarse and fine coal waste disposal 17.2
Environmental Permit and bonding information 17.3
Costs
Historical and budgetary operating cost information used to

derive
cost drivers for reserve financial modeling 18.2
Economic
WACC and inflation rate used in discounted

cash flow analysis
19.1, 19.2,
19.3

APPENDIX
A
BIOGRAPHIES

Scott B. Peterson

Current Position

Senior Principal Geologist

Profession

Geologist

Years' Experience

35+

Education

BS – Geology, University of Minnesota, Duluth

SME Short Course, Safe and Cost Efficient Blasting in Surface Mines

Colorado School of Mines Continuing Education, Economic Evaluation and Decision Making Methods by Sturmal and Sturma

Professional Registrations

CPG – AIPG

PG - WY

Certified underground, surface and mine rescue MSHA training instructor.

Certified Wyoming and Utah underground coal mine foreman.

Past member ASTM and active in D05 committees and subcommittees.

www.mma1.com

Summary of Experience

Mr. Peterson provides geologic services for energy and mineral resource projects including geologic modelling, reserve estimation, and exploration. He has a longstanding history of industrial experience pertaining to geological and engineering functions of major mining companies. Mr. Peterson's career has included all geological aspects of the mining cycle, including field exploration, characterization and resource modelling, reserve assessments, and operational assistance regarding the delineation and geological hazards and predictive modelling.

Significant Experience

> Managed engineering, geology, environmental and water treatment groups for major coal producer; providing the planning, organization and collaboration between groups to have permits, plans and services well-ahead of mine operations to assure no mine delays as operations develop and advance and to prepare for the future. Operations in WV, PA, VA, KY, IL and the PRB.

> Insured procedures and methods in-place for environmental compliance of active and inactive operations.

> Directed and assisted mine engineering with Federal and State plans, underground mine and system design.

> Environmental group provides al state and federal permits, NPDES outfall compliance, subsidencerestoration and site compliance.

> Provided mine geology and geotechnical analysis for coal operations located in PA, WV and VA, with emphasis on research of geologic conditions to develop depositional models for geologic risks and hazards assessments for mining operations.

> Directed and provided technical assistance for research of mine rock stability to design roof support system in a variety of geologic and in-situ stress environments.

> Directed and provided site geologic risk assessments and evaluations of mine operations through underground mapping and geologic research into depositional environments.

> Assisted in geologic modeling and longwall hazard predictions for mine planning optimization.

> Installed surface gob vent boreholes and in-seam horizontal de-gas holes.

> Research on limestone and dolomite physical and chemical properties and studied their characteristic and application methods as rock dust.

SCOTT PETERSON Page 1 of 1

Justin S. Douthat

Current Position
Executive Vice President

Profession
Engineer

Years' Experience
24+

Education
MBA - The Pennsylvania State University, University Park, PA

BS - Mining & Minerals Engineering, Virginia Tech, Blacksburg, VA

AA&S - Engineering, SVCC, Richlands, VA

Professional Registrations
PE - AR, CO, IL, KS, KY, LA, MS, NC, VA, WV

SME - Registered Member (4028345)

OSHA 40-Hour Health and Safety Training

OSHA 8-Hour Supervisory Health and Safety Training

MSHA Qualified Impoundment Inspector

40-Hour Radiation Safety Officer Training

www.mma1.com

Summary of Experience

Mr. Douthat coordinates engineering services for the company's energy and mineral resources clients, including those in coal as well as the aggregates and industrial mineral industries. His experience includes financial modeling and management of multiple scoping, pre-feasibility and bankable feasibility studies, as well as geologic modeling, reserve calculations, mineral valuations, mine planning and production timing using Carlson Mining® computer software. In addition, he performs end-of-mine reclamation and closure cost assessments that meets the requirements of Accounting Standard Codification Topic 410 (*ASC 410*) Accounting for Asset Retirement Obligations. He administers training for the use of Carlson Mining® computer software for geologic modeling and mine planning both in the United States and abroad. Mr. Douthat also coordinates and supervises a company-wide radiation safety program that includes the safety training of geophysical logging personnel in order to maintain compliance with federal and state nuclear regulatory authorities.

Specific Projects

- Prepared and/or served as a Qualified Person (QP) or Competent Person (CP) on multiple technical reports for the public filing of coal resources and coal reserves including those for the U.S. Securities and Exchange Commission, Canadian National Instrument 43-101 Standards for Disclosure of Mineral Projects (NI 43-101) and the Joint Ore Reserves Committee (JORC) code
- Conducted reserve estimations for both aggregates and industrial minerals clientele that included reviews of potential acquisition properties or expansion areas as well as definition of maximum reserve potential for as-configured operating properties
- Designed pits for quarries that maximized reserves with a focus on erosion and sediment control
- Completed amendments to mining permits for submittal to state agencies
- Worked closely with quarry operations personnel to produce overburden removal and disposal plans along with the associated cut and fill volume estimates for future quarry expansion areas
- Prepared multiple construction bid packages for aggregate industry clientele to include overburden removal and disposal area designs, haul road design and relocation, and all associated erosion and sediment control design construction details
- Coordinated aerial surveys for topographic mapping and stockpile inventory purposes, and prepared stockpile inventory volume calculations
- Provided detailed mine planning that included reserve/resource assessment and mine production timing for surface and underground operations utilizing Carlson Mining® computer software

JUSTIN S. DOUTHAT Page 1 of 1

APPENDIX
B
MAPS

Elizabeth
Monongahela River
ALLEGHENY CO
WASHINGTON CO
Rt.51
Elrama
43
Hayden Blvd
ALLEGHENY CO
WASHINGTON CO
New Eagle
East Monongahela
ALLEGHENY CO
WESTMORELAND CO

MARSHALL MILLER & ASSOCIATES

M621901 Bluefield, VA 02/22
Map 1 PB–Reserve ko

Data Point Location

Controlled Underground Reserve / Resource as of 12/31/21

Reserve

0 4000
Scale In Feet

Map 1

Mon Valley / Pangburn
Upper Freeport Seam

Coronado Coal LLC

Allegheny and Washington Counties, Pennsylvania

Coordinate System: Pennsylvania South State Plane NAD 27

N
New Eagle
East Monongahela
ALLEGHENY CO
WESTMORELAND CO
70
43
Donora
WASHINGTON CO
WESTMORELAND CO
Monessen
Monongahela River
Pigeon Creek
Charleroi
Bentleyville
Allenport
California

Data Point Location

Controlled Underground Reserve / Resource as of 12/31/21

Reserve

0 8000
Scale In Feet

Map 2

Mon Valley / Fallowfield
Upper Freeport Seam

Coronado Coal LLC

Washington County, Pennsylvania

Coordinate System: Pennsylvania South State Plane NAD 27

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 02/22
Map 2 FF–Reserve ko

Youghiogheny
River
Monongahela
River
ALLEGHENY CO
WASHINGTON CO
North Huntingdon
Irwin
Elizabeth
Rt.51
Hayden Blvd
Herminie
N

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 02/22

Map 3 SH-Reserve ko

● Data Point Location

Controlled Underground Reserve / Resource as of 12/31/21

Reserve

0 7000

Scale In Feet

Map 3

Mon Valley / Shaner
Upper Freeport Seam

Coronado Coal LLC

Allegheny County, Pennsylvania

Coordinate System: Pennsylvania South State Plane NAD 27

APPENDIX
C
GLOSSARY OF TERMS

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Glossary of Abbreviations and Definitions
Abbreviation Definition
AIPG American Institute of Professional Geologists
ARMPS Analysis of Retreat Mining Pillar Stability
ASTM
American Society for Testing

and Materials
AVS Applicant Violator System
bcm Bank cubic meters
Btu/lb. British Thermal Unit per pound
CAT
®
Caterpillar Inc.
C.P.G

.
Certified Professional Geologist
Carlson Carlson Mining – formerly SurvCADD
®

– a prevalent software package
used for modeling in the Appalachian region
CFR Code of Federal Regulations
Coronado
Coronado Global Resources Inc.

CSR
Codes of State Rules

CSX CSX Corporation, a rail-based freight transportation company
CTR Contour mining
Demonstrated
reserves Demonstrated reserves are the sum of proven and probable reserves.
DEP Department of Environmental Protection
EBITDA
Earnings before Interest, Taxes,

Depreciation, and Amortization

EOM End-of-mine reclamation
EPA
United States Environmental Protection Agency

ESA Limited Phase I Environmental Site Assessment
EVR Estimated Visual Recovery
Feasibility Study “…comprehensive technical and economic study of the selected development option for a mineral project, which includes detailed assessments of all applicable modifying factors together with any other relevant operational factors, and detailed financial analysis that are necessary to demonstrate, at the time of reporting, that extraction is economically viable.

According to the proposed definition, the results of
the study may serve as the basis for a final decision by a proponent or financial institution to proceed with, or finance, the development of the project. Thus, a feasibility study is more comprehensive, with a higher degree of accuracy, and yielding results with a higher level of confidence, than a pre-feasibility study.”

Hitachi Hitachi Construction Machinery Co., Ltd.
HWM Highwall mining
In situ Its natural position; said specific of a rock, soil, or fossil when in the situation in which was originally formed or deposited
Indicated
Resources
Indicated

resources

are

those

lying

between

0.4-kilometer

and

1.2-
kilometer radius

from such

an observation

point and

reported herein

as
in-situ mineral resources.
Inferred
Resources
Inferred resources lie more than a 1.2-kilometer radius from a valid point of

measurement

but

less

than

4.8

kilometers

from

one

and

reported
herein as in-situ mineral resources.
JORC Code
Australasian

Code

for

Reporting

of

Exploration

Results,

Mineral
Resources and Ore Reserves
lb. SO
2

/ mm Btu
Pounds per sulfur dioxide per million British thermal units
LJ Hughes LJ Hughes & Sons, Inc. - drilling Company
LOM Life-of-mine

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Abbreviation Definition
M&R Maintenance and repair
M.B.A. Master of Business Administration
Measured
Resources
Measured resources are those lying within 0.4-kilometer radius from a valid point of measurement and reported herein as in-situ mineral resources.
MINER Act
Mine Improvement and New Emergency Response Act of 2006

Mineral Reserve “…the economically mineable part of a Measured and/or Indicated
Mineral Resource.

It includes dilution materials and allowances for
losses, which occur when the material is mined or extracted and is defined by studies at Preliminary Feasibility or Feasibility level as appropriate that include Modifying Factors.

Such studies demonstrate
that, at the time of reporting, extraction of the mineral reserve is economically viable under reasonable investment and marketing assumptions.”

Mineral Resource “…a concentration or occurrence of solid material of economic interest or on the Earth’s crust in such form, grade or quality that there are reasonable prospects for eventual economic extraction.

The location,
quantity, grade, continuity and other geological characteristics and continuity of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge, including sampling.”

MM&A Marshall Miller & Associates, Inc.
Modifying Factors “…considerations used to convert Mineral Resources to Mineral
Reserves. These include, but are not restricted to, mining, processing, metallurgical, infrastructure, economic, marketing, legal, environmental compliance, plans, negotiations, or agreements with local individuals or groups and governmental factors.”
MRMR Mineral Resources to Mineral Reserves
MSHA United States Department of Labor Mine Safety and Health
Administration
MSL Mean sea level
Mt Million metric tonnes
NAIP National Agricultural Imagery Program
NIOSH National Institute for Occupational Safety and Health
NS Norfolk Southern Corporation, a rail-based freight transportation company
O&M
Operating and maintenance

OSD Out-of-seam dilution
OSM U.S. Office of Surface Mining Reclamation and Enforcement
P&L
Profit and loss before tax

P.E. Professional Engineer
Preliminary
Feasibility Study
“…as a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a qualified person has determined (in the case of underground mining) a preferred mining method, or in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing and an effective plan to sell the product. The study’s financial analysis must have the level of detail necessary to demonstrate, at the time of reporting, that extraction is economically viable. In addition, as noted in the proposed definition of a pre-feasibility study,

while a pre-feasibility study is less comprehensive and results in

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Abbreviation Definition
a lower confidence level than a feasibility study, a pre- feasibility study is more comprehensive and results in a higher confidence level than an initial assessment.”

Property(ies)
Bituminous coal deposits located in southwestern Pennsylvania.

The
Pennsylvania properties include the combined Pangburg, Shaner, and
Fallowfield underground mines in the Upper Freeport seam.

QP Qualified Person
Qualified Person “…a person who is a mineral industry professional with at least five years of relevant experience in the type of mineralization and type of deposit under consideration and in the specific type of activity that person is undertaking on behalf of the registrant. In addition, the proposed definition requires a qualified person to be an eligible member or licensee in good standing of a recognized professional organization at the
time the technical report is prepared.”
Rec. Recovery
RECs Recognized Environmental Conditions
Resource
Database
The Resource Database is established by the collection, validation, recording, storing and processing of data and forms the foundation necessary for the estimation of Mineral Resource and Mineral Reserve.

A quality assurance and quality control program is essential and must be established to govern the collection of all data.

In reporting, a
Mineral Resource must meet the minimum requirement of “reasonable prospects for economic extraction”. This will require the concurrent collection and storage of preliminary economic, mining, metallurgical, environmental, legal and social data and other information for use in the estimation of MRMR.

The Resource Database will include both “primary” (observation and measurement) and “interpreted” data. It is recommended that data be stored digitally, using a documented, standard format and a reliable storage medium that allows for easy and complete retrieval of the data.
ROM Run-of-mine
RPO Recognized Professional Organizations
S-K 1300 United States Securities and Exchange Commission Regulation S-K
1300 Modernization of Property Disclosures
SEC U.S. Securities and Exchange Commission
SME Society for Mining Engineers
SMCRA Surface Mining Control and Reclamation Act of 1977 is the primary federal law that regulates the environmental effects of coal mining in the
United States.
Strip Ratio
Represented by bcm of overburden to recoverable coal tonnes

tph
tonnes per hour

TRS
Technical

Report Summary
USA United States of America
USGS
United States Geologic Survey

VALMIN Code
Australasian Code for Public Reporting of Technical

Assessments and
Valuations of Mineral Assets

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Abbreviation Definition
Vulcan™ Vulcan™ software is a product of Maptek™, a provider of software for the global mining industry.

APPENDIX
D
JORC TABLE 1

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Section 1 Sampling Techniques and Data
Criteria JORC Code explanation Commentary
Sampling
techniques
>
Nature and quality of sampling (e.g. cut channels, random

chips, or specific
specialised industry standard measurement tools appropriate

to the minerals
under investigation, such as downhole gamma

sondes, or handheld XRF
instruments, etc.). These examples should not be

taken as limiting the broad
meaning of sampling.
>
Include reference to measures taken to ensure sample

representivity and the
appropriate calibration of any measurement tools

or systems used.
>
Aspects of the determination of mineralisation that are

Material to the Public
Report. In cases where ‘industry standard’ work has

been done this would be
relatively simple (e.g. ‘reverse circulation drilling

was used to obtain 1 m
samples from which 3 kg was pulverised to produce a

30 g charge for fire
assay’). In other cases, more explanation may be

required, such as where
there is coarse gold that has inherent sampling

problems. Unusual
commodities or mineralisation types (e.g. submarine nodules)

may warrant
disclosure of detailed information.
>

Most of the coal samples have been obtained

from the Properties by subsurface
exploration using core drilling techniques.

The protocol for preparing and testing
the samples has varied over time and is not well

documented for the older holes
drilled on the Properties.
>

Typical USA core drilling sampling technique is for the coal core sample,

once
recovered from the core barrel, to be described then wrapped in a sealed plastic
sleeve and placed into a covered core box, which

is the length of the sample so
that the core can be delivered to a laboratory in relatively intact condition and with
original moisture content.
>

It is reasonable to assume, given the sophistication

level of the previous operators,
that these samples were generally collected and processed

under industry best-
practices.

This assumption is based on MM&A’s familiarity with the operating companies and the companies used to perform the

analysis.

>

Some of the drill holes were air rotary bored and

no coal core samples were
collected.

Seam thickness for rotary-drilled bore holes is

verified by calibrated
downhole gamma-density logs.

>

Coal samples that were deemed by MM&A geologists

to be unrepresentative were
not used for statistical analysis of coal quality, as documented in the tabulations. A
representative group of drill hole samples from

the Properties were then checked
against the original drill laboratory reports to

verify accuracy and correctness.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Criteria JORC Code explanation Commentary
Drilling
techniques
>
Drill type (e.g. core, reverse circulation, open-hole hammer, rotary air blast,
auger, Bangka, sonic, etc.) and details (e.g. core diameter, triple or standard tube, depth of diamond tails, face-sampling bit

or other type, whether core is
oriented and if so, by what method, etc.).
>

The Properties have been extensively explored

by subsurface drilling efforts carried
out by numerous entities, most of which were completed

prior to acquisition by
Coronado.

The majority of the drilling was accomplished using

vertical continuous
(diamond) coring or air rotary methods.
>

Core drilling methods utilize NX-size (5.4 centimeter)

or similar-sized core cylinders
to recover core samples, which can be used

to delineate geologic characteristics,
and for coal quality testing and geotechnical logging.

>

Data for the rotary drilled holes is mainly derived

from downhole geophysical logs,
which are used to interpret coal and rock thickness

and depth since logging of the
drill cuttings is not reliable.
>

Geophysical logging was performed on many of

the holes, either by Geological
Logging Systems (a division of MM&A), other

geophysical logging contractors, and
on those properties acquired from CONSOL geophysical

logging was often
performed by CONSOL’s in-house logging services.
Drill sample
recovery
>

Method of recording and assessing core and chip

sample recoveries and
results assessed.
>

Measures taken to maximise sample recovery and

ensure representative
nature of the samples.
>

Whether a relationship exists between sample

recovery and grade and
whether sample bias may have occurred due to

preferential loss/gain of
fine/coarse material.
>

Where available, core recovery thickness of coal samples was reconciled with the
thickness interpreted from geophysical logs.
>

Core recovery of the older coal samples lacking

geophysical logs is sometimes not
well-documented: however,

when the laboratory results for such holes had
anomalous values, the data was disqualified and not

used.

Logging
>

Whether core and chip samples have been geologically

and geotechnically
logged to a level of detail to support appropriate

Mineral Resource estimation,
mining studies and metallurgical studies.
>

Whether logging is qualitative or quantitative

in nature. Core (or costean,
channel, etc.) photography.
>

The total length and percentage of the relevant

intersections

logged.
>

A wide variety of core-logging techniques exist for

the properties.

For many of the
core holes, the primary data source is a generalized

lithology description by the
driller, in some cases supplemented by a more detailed core log completed by a
geologist.

>

The logging of core thickness and depth is quantitative.

With the exception of the
coal seams, logging of rock strata type is more subjective

and best considered as
qualitative.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Criteria JORC Code explanation Commentary
Sub-sampling
techniques and
sample
preparation
>

If core, whether cut or sawn and whether quarter, half or all core taken.
>

If non-core, whether riffled, tube sampled, rotary split, etc.

and whether
sampled wet or dry.
>

For all sample types, the nature, quality and appropriateness of the sample
preparation technique.
>

Quality control procedures adopted for all sub-sampling

stages to maximise
representivity of samples.
>

Measures taken to ensure that the sampling is representative of the in situ
material collected, including for instance results for

field duplicate/second-half
sampling.
>

Whether sample sizes are appropriate to the grain

size of the material being
sampled.
>

Typical US practice in the Appalachian Basin is that core samples for deep
mineable core samples are not sawn or subsampled (since

seams are not of great
thickness and the entire seam is mined and co-mingled).
>

Oftentimes, core for surface-mineable coal seams are

bench sampled separately
by the various coal and rock layers (plies).
>

MM&A has exercised diligence to use only those

analyses that are representative
of the coal quality parameters for the appropriate

mining type for each sample.
Quality of assay
data and
laboratory tests
>

The nature, quality and appropriateness of the assaying

and laboratory
procedures used and whether the technique is considered

partial or total.
>

For geophysical tools, spectrometers, handheld XRF

instruments, etc., the
parameters used in determining the analysis including

instrument make and
model, reading times, calibrations factors applied and

their derivation, etc.
>

Nature of quality control procedures adopted (e.g.

standards, blanks,
duplicates, external laboratory checks) and whether

acceptable levels of
accuracy (i.e. lack of bias) and precision have

been established.
>

Sample analysis was typically carried out by accredited

US laboratories.

>

Standard procedure upon receipt of core samples

by the testing laboratory is to log
the depth and thickness of the sample, then perform

testing as specified by a
representative of the operating company.

Each sample is then analyzed in
accordance with procedures defined under American Society for Testing and
Materials ( ASTM )

standards including, but not limited to; washability

(ASTM
D4371); ash (ASTM D3174); sulfur (ASTM D4239);

Btu/lb. (ASTM D5865); volatile
matter (ASTM D3175); Free Swell Index ( FSI ) (ASTM D720).
>

Geophysical tools are calibrated by the logging

company and where possible,
validated using a calibration hole.
Verification of
sampling and
assaying
>

The verification of significant intersections by either

independent or alternative
company personnel.
>

The use of twinned holes.
>

Documentation of primary data, data entry procedures,

data verification, data
storage (physical and electronic) protocols.
>

Discuss any adjustment to assay data.
>

All coal intersection data used to generate the geologic

model has been cross
referenced with the lithological and geophysical logs

by MM&A.
>

Laboratory quality was adjusted from dry basis to reflect

the anticipated marketable
product moisture.
>

Coal quality results were verified by spot-check with

laboratory analysis sheets by
MM&A before inclusion into the geologic model

and use in the resource estimate.
Location of data
points
>

Accuracy and quality of surveys used to locate drill

holes (collar and down-
hole surveys), trenches, mine workings and other

locations used in Mineral
Resource estimation.
>

Specification of the grid system used.
>

Quality and adequacy of topographic control.
>

Due to the long history of exploration by various

parties on the Properties, a wide
variety of survey techniques exist for documentation of

data point locations.

Many
of the older exploration drill holes appear to have

been located by ground survey;
more recently completed drill holes are often located

by high-resolution Global
Positioning System ( GPS ) units.
>

Grid systems used are typically the State Plane Coordinate

System pertinent to
each property.

>

Topography is based on either the USGS topographic 7.5-minute quadrangle maps or on recent aerial photogrammetry as necessary

(subject to availability).

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Criteria JORC Code explanation Commentary
Data spacing and
distribution
>

Data spacing for reporting of Exploration Results.
>
Whether the data spacing and distribution is sufficient

to establish the
degree of geological and grade continuity appropriate

for the Mineral
Resource and Ore Reserve estimation procedure(s)

and classifications
applied.
>

Whether sample compositing has been applied.
>

Spacing and distribution of data point information

may vary from seam to seam
within each mining area.

The areas estimated for coal resource and

coal reserve
tonnes have been limited so that the data spacing

and distribution is sufficient to
establish the degree of geological continuity appropriate

for the estimation and
classification of the coal tonnes.

>

All of the coal resource tonnes are in the measured,

indicated, and inferred
categories, and all of the coal reserve tonnes are in

the proved and probable
categories in accordance with the JORC Code and

SEC standards.

Orientation of
data in relation to
geological
structure
>

Whether the orientation of sampling achieves unbiased

sampling of possible
structures and the extent to which this is

known, considering the deposit type.
>

If the relationship between the drilling orientation and

the orientation of key
mineralised structures is considered to have introduced

a sampling bias, this
should be assessed and reported if material.
>

Drill holes have been vertically drilled.

No downhole deviation logs have been
collected and it is therefore not known

if the drill holes have deviated away from
vertical.

Based on the relatively shallow seam depths,

any deviation is expected to
be insignificant and immaterial to the geologic

characterization of the property.
>

The dip of the coal seams is relatively minor

and not a material issue for
representation of seam thickness or quality.
Sample security The measures taken to ensure sample security.
>

Sample handling procedures employed by explorationists

follow typical US protocol
and should be adequate to insure sample security.
Audits or reviews
The results of any audits or reviews of

sampling techniques and data.
>

MM&A has reviewed all available geological information

for the Properties in
developing the geologic model.

Only that data deemed suitable has been used

for
the purpose of generating the resource and reserve

estimates.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Section 2 Reporting of Exploration Results
Criteria JORC Code explanation Commentary
Mineral tenement
and land tenure
status
>

Type, reference name/number, location and ownership including agreements or material issues with third parties such as joint

ventures, partnerships,
overriding royalties, native title interests, historical

sites, wilderness or national
park and environmental settings.
>

The security of the tenure held at the time of

reporting along with any known
impediments to obtaining a licence to operate

in the area.
>

The Coronado coal resources are located within three

of the United State of
America: Virginia; West Virginia; and Pennsylvania.

Control of these Properties is
governed by many hundreds of agreements.
>

MM&A has not carried out separate title verification for

the coal properties and has
not verified leases, deeds, surveys or other property

control instruments pertinent
to the subject resources.

>

Coronado has represented to MM&A that it controls

the mining rights to the coal
deposits as shown on its property maps, and

MM&A has accepted these as being
a true and accurate depiction of the mineral rights

controlled by Coronado.

The
TRS assumes the properties are developed under

responsible and experienced
management.
>

There are no known legal or environmental encumbrances

that would impede
development of the subject coal reserves.
Exploration done
by other parties
>

Acknowledgment and appraisal of exploration by other

parties.
>

The Properties have been extensively explored

by subsurface drilling efforts
carried out by numerous entities, most of which

were completed prior to acquisition
by Coronado.
>

This exploration work was generally performed to

prevailing US best practice
standards and deemed adequate for the purposes of

this TRS.

Geology
>

Deposit type, geological setting and style of mineralisation.
>

The Coronado coal resources are located within

the Northern and Central
Appalachian Coal Basins.
>

The coal deposits are Carboniferous in age, being

of the Pennsylvanian system.
>

Seam of economic significance typically range between

0.3 meters and 1.8 meters
in thickness, with relatively little structural deformation.
>

Regional structure is typically characterized by gently

dipping strata to the
northwest at less than one percent.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Criteria JORC Code explanation Commentary
Drill hole
Information
>

A summary of all information material to the understanding

of the exploration
results including a tabulation of the following information

for all Material drill
holes:
●

easting and northing of the drill hole collar
●

elevation or RL (Reduced Level – elevation above

sea level in metres) of
the drill hole collar
●

dip and azimuth of the hole
●

down hole length and interception depth
●

hole length.
>

If the exclusion of this information is justified on

the basis that the information
is not Material and this exclusion does not detract

from the understanding of
the report, the Competent Person should clearly explain

why this is the case.
>

MM&A reviewed and entered all pertinent data into

a digital geologic database for
each Coronado property.

The database consists

of thousands of data records,
which include drill hole and supplemental coal

seam thickness measurements from
outcrop and mine exposures.

>

All drill holes in the database are provided with

a collar elevation and the State
Plane Coordinate System easting and northing coordinate.
>

After MM&A confirmed proper coal seam thickness and

correlation,

the seam data
was modelled and compiled into coal resource maps.
>

The maps are provided in the TRS; however, a tabulation of the thousands of
individual data records is not practical to include.
Data aggregation
methods
>

In reporting Exploration Results, weighting averaging

techniques, maximum
and/or minimum grade truncations (e.g. cutting of high

grades) and cut-off
grades are usually Material and should be stated.
>

Where aggregate intercepts incorporate short lengths

of high grade results
and longer lengths of low grade results, the

procedure used for such
aggregation should be stated and some typical examples

of such
aggregations should be shown in detail.
>

The assumptions used for any reporting of

metal equivalent values should be
clearly stated.
>

Where a coal seam has been bench sampled

(typically for surface mining) the
individual analyses for the coal plies are normally

weight-averaged to represent the
total of recoverable coal.
>

Coal quality summary results have been documented

in the TRS.

Average coal
quality on a per-seam basis is used to represent

the coal resources within a given
mining area.
>

Average coal quality for each Coronado complex is provided

in Tables 1-1, 1-2 and
1-3 of this TRS.

>

No other data aggregations methods are used.
Relationship
between
mineralisation
widths and
intercept lengths
>

These relationships are particularly important in the

reporting of Exploration
Results.
>

If the geometry of the mineralisation with respect

to the drill hole angle is
known, its nature should be reported.
>

If it is not known and only the down hole lengths

are reported, there should be
a clear statement to this effect (e.g. ‘down hole length,

true width not known’).
>

Coal thickness values from all coal intersections

and down hole geophysical logs
are considered to be vertical thicknesses.

Seam dip of approximately 2.0 to 3.0
degrees has little effect on the vertical thickness of the

seam.
Diagrams
>

Appropriate maps and sections (with scales) and tabulations

of intercepts
should be included for any significant discovery being

reported These should
include, but not be limited to a plan view of

drill hole collar locations and
appropriate sectional views.
>

Diagrams and maps showing the coal seam intercepts are

presented in the TRS.
Balanced
reporting
>

Where comprehensive reporting of all Exploration Results

is not practicable,
representative reporting of both low and high grades

and/or widths should be
practiced to avoid misleading reporting of Exploration

Results.
>

All of the available,

qualified exploration data has been included

within the
tabulations, maps, and diagrams for this TRS.
>

Both coal thickness and quality data are deemed

by MM&A to be reasonably
sufficient within the resource areas. Therefore, there is a

reasonable level of
confidence in the geologic interpretations required for

coal resource determination
based on the available data and the techniques applied

to the data.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Criteria JORC Code explanation Commentary
Other substantive
exploration data
>

Other exploration data, if meaningful and material,

should be reported
including (but not limited to): geological observations;

geophysical survey
results; geochemical survey results; bulk samples –

size and method of
treatment; metallurgical test results; bulk density, groundwater, geotechnical and rock characteristics; potential deleterious or

contaminating substances.
>

Informational material available from the U.S. Geological

Survey and the respective
State Surveys was used to assist in the Resource

estimate.

Further work
>

The nature and scale of planned further work (e.g.

tests for lateral extensions
or depth extensions or large-scale step-out drilling).
>

Diagrams clearly highlighting the areas of possible

extensions, including the
main geological interpretations and future drilling areas,

provided this
information is not commercially sensitive.
>

Further work is expected to include additional exploration,

geotechnical testing,
coal quality analyses, and coal property acquisition.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
Section 3 Estimation and Reporting of Mineral Resources
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Database
integrity
>

Measures taken to ensure that data has not been

corrupted by, for

example,
transcription or keying errors, between its initial collection and its use for
Mineral Resource estimation

purposes.
>

Data validation procedures

used.
>

MM&A confirmed coal seam thickness and correlations in databases used for coal
deposit modelling.

Representative records were spot-checked for

data entry
validation.

>

Geophysical logs were used wherever available

to assist in confirming the seam
correlation and to verify proper seam thickness measurements and recovery of coal
samples.
Site visits
>

Comment on

any site

visits undertaken

by the

Competent Person and the
outcome of those visits.
>

If no

site visits

have been

undertaken indicate why

this is the case.
>

MM&A is very familiar with the Properties and

has conducted multiple site visits
throughout the years.
Geological
interpretation
>

Confidence in (or conversely,

the uncertainty

of) the geological interpretation

of
the mineral deposit.
>

Nature of the data used and of

any assumptions made.
>

The effect,

if any,

of alternative interpretations on

Mineral Resource estimation.
>

The use of geology in guiding

and controlling Mineral Resource estimation.
>

The factors affecting continuity both

of grade and geology.
>

Due to the relative structural simplicity of the deposits

and the reasonable continuity
of the tabular coal beds, the principal geological

interpretation necessary to define the
geometry of the coal deposits is the proper modeling

of their thickness and elevation.

>

Both coal thickness and quality data are deemed

by MM&A to be reasonable

within
the resource areas.

>

Therefore, there is a reasonable level of confidence in

the geologic interpretations
required for coal resource determination based on

the available data and the
techniques applied to the data.
Dimensions
>

The extent and variability of the Mineral Resource expressed as length (along strike or otherwise), plan width, and depth below surface to the upper and lower limits of the Mineral Resource.
>

The subject coal resource areas mostly exist in

discreet, individual deposits of highly
variable dimensions, shapes and depth below the

ground surface.
>

Such factors are best depicted in the maps contained

in the TRS.
>

Details of the parameters are cited within the TRS and

included in the table of Cut-off
Parameters listed in Section 11.1 of the TRS.

Estimation and
modelling
techniques
>

The nature and appropriateness of the estimation technique(s) applied and key assumptions, including

treatment of extreme grade values, domaining,
interpolation parameters and maximum distance of extrapolation from data points. If a computer assisted estimation method was chosen include a description of computer software and

parameters used.
>

The availability of check estimates, previous estimates and/or mine production records and whether the Mineral Resource estimate takes

appropriate account
of

such data.
>

The assumptions made regarding

recovery of by-products.
>

Estimation of deleterious elements or other non-grade variables of economic significance (e.g. sulphur for acid mine drainage characterisation).
>

Geological data was imported into Carlson Mining
®

(formerly SurvCADD
®
) geological
modelling software in the form of Microsoft
®

Excel files incorporating, drill hole collars,
seam and thickness picks, bottom seam elevations

and raw and washed coal quality.
These data files were validated prior to importing

into the software.
>

Once imported, a geologic model was created.
>

The geological model was verified and reviewed.

>

Resources were estimated by defining seam thickness

at each point of observation
and by defining resource confidence arcs around

the points of observation.
>

Points of observation for Measured and Indicated

confidence arcs were defined for all
drill holes that intersected the seam.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
Criteria JORC Code explanation Commentary
>

In the case

of block model interpolation, the

block size in relation to the
average sample spacing and the search employed.
>

Any assumptions behind modelling of

selective mining units.
>

Any assumptions about

correlation between variables.
>

Description of how the

geological interpretation was used to control the
resource estimates.
>

Discussion of basis for using or not

using grade cutting or capping.
>

The process of validation, the

checking process used, the comparison of model
data to drill hole data, and

use of reconciliation data if available.
>

As prescribed by the common United States

classification system the following
distances from points of observation were used

to define the corresponding Resource
category arcs:
-

Inferred Resources – greater than 3,960 feet (1.2

kilometers) but less than 15,840
feet (4.8 kilometers)
-

Indicated Resources – 3,960 feet (1.2 kilometers)
-

Measured Resources – 1,320 feet (0.4 kilometers)
>

The use of the standards commonly used in the

United States are appropriate and
customary for this resource jurisdiction and deposition

type.
>

MM&A performed a geostatistical analysis test

of the Coronado data sets using the
Drill Hole Spacing Analysis ( DHSA ) method.
>

Based on MM&A’s analysis, it would be possible to extend the measured,

indicated
and inferred arcs slightly beyond historically accepted

practices due to consistent
geological settings. The QP’s have elected not to extend

arc distances, introducing a
level of conservatism in the coal classification.
Moisture
>

Whether the tonnages are estimated on a dry basis

or with natural moisture,
and the method of determination of the moisture

content.
>

Coal resource tonnes are presented on a dry, in-situ basis.
>

Reserve tonnes are presented on a moist basis at anticipated product moisture
ranging from 4.0 to 6.0 percent. Moisture content based

on historic analyses of
shipped coal.
Cut-off
Parameters
>

The basis of the adopted cut-off grade(s) or quality parameters applied.
>

The cut-off parameters were tailored for each of the

Coronado properties to be in
accordance with mining/ processing capabilities and

market conditions prevalent at
each operation.
>

Examples include minimum recoverable coal thickness,

acceptable ash content and
wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>

Details of the parameters are cited within the

TRS and included in the table of Cut-off
Parameters listed in Section 11.1 of this TRS.
>

These cut-off parameters have been developed by MM&A

based on its experience
with the Coronado properties and other mining

operations of the Central Appalachian
coal basin.

This experience includes technical and economic

evaluations of
numerous properties in the region for the purposes

of determining the economic
viability of the subject coal reserves.
Mining factors or
assumptions
>

Assumptions made regarding possible mining methods,

minimum mining
dimensions and internal (or, if applicable, external) mining dilution.

It is always
necessary as part of the process of determining

reasonable prospects for
eventual economic extraction to consider potential

mining methods, but the
assumptions made regarding mining methods and parameters

when estimating
Mineral Resources may not always be rigorous.

Where this is the case, this
>

Mining factors such as dilution, mining and washing

recovery are variable and have
been applied at the coal deposits at each operation

based on site-specific
characteristics.
>

Details of the factors are cited within the TRS.
>

Factors that would typically preclude conversion of a

coal resource to coal reserve
include the following: inferred resource classification;

absence of coal quality; poor

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10
Criteria JORC Code explanation Commentary
should be reported with an explanation of the

basis of the mining assumptions
made.
mine recovery; lack of access; insufficient exploration; or

uncontrolled surface
property for areas of proposed for surface mining.

>

While such factors were used to preclude the conversion

of a very limited number of
coal resources to coal reserves in this report,

the extensive history of mining on the
Properties would suggest that there are reasonable prospects for eventual economic
extractions of all coal resources under favorable

market conditions.
Metallurgical
factors or
assumptions
>

The basis for assumptions or predictions regarding

metallurgical amenability. It
is always necessary as part of the process of

determining reasonable prospects
for eventual economic extraction to consider potential

metallurgical methods,
but the assumptions regarding metallurgical treatment

processes and
parameters made when reporting Mineral Resources may

not always be
rigorous. Where this is the case, this should be reported

with an explanation of
the basis of the metallurgical assumptions made.
>

The products mined from coal resources controlled by

Coronado can be sold into
high-, mid-, and low-volatile metallurgical coal markets

because of their inherent
quality characteristics.

>

Run-of-mine production is washed at the coal preparation

plants as needed for quality
control.

>

Coronado may blend production from multiple

sources to manage ash and sulfur
content along with the rheological and petrographic

characteristics of the shipped
products.

Environmental
factors or
assumptions
>

Assumptions made regarding possible waste and

process residue disposal
options. It is always necessary as part of the process

of determining reasonable
prospects for eventual economic extraction to consider

the potential
environmental impacts of the mining and processing

operation.

While at this
stage the determination of potential environmental impacts,

particularly for a
greenfields project, may not always be well advanced,

the status of early
consideration of these potential environmental impacts

should be reported.
Where these aspects have not been considered

this should be reported with an
explanation of the environmental assumptions made.
>

MM&A completed a Limited Phase I Environmental Site

Assessment (ESA) on the
Buchanan property

in April 2016, and on the Logan County

and Greenbrier Properties
in May 2017 on behalf of Coronado.

Coronado reports not having conducted such

a
study since the MM&A studies.

>

The ESAs completed by MM&A included a site inspection,

review of historical
records, a database search of State and Federal

regulatory records and interviews to
identify potential recognized environmental conditions (RECs)

that may create
environmental liability for the sites.

>

MM&A identified one REC at Greenbrier associated

with stained soil and gravel near
a fueling and maintenance area.

Coronado reported to MM&A that satisfactory clean-
up efforts were completed at Greenbrier.

>

Based on these former ESAs completed by MM&A,

it is MM&A’s opinion that
Coronado has a generally typical coal industry

record of compliance with applicable
mining, water quality, and environmental laws.

Estimated costs for mine closure,
including water quality monitoring during site reclamation,

are included in the TRS
financial models.

Bulk density
>

Whether assumed or determined. If assumed, the

basis for the assumptions. If
determined, the method used, whether wet or dry, the frequency of the measurements, the nature, size and representativeness

of the samples.
>

The bulk density for bulk material must have been

measured by methods that
adequately account for void spaces (vugs, porosity, etc), moisture and differences between rock and alteration zones within the deposit.
>

Discuss assumptions for bulk density estimates

used in the evaluation process
of the different materials.
>

Laboratory derived seam densities measured in specific

gravity were used where
available.

As needed, these data were supplemented by estimated

seam density
values based on the relative proportion of

coal and non-coal material within the seam
(typically at 1.30 and 2.25 specific gravity, respectively).
>

Average seam density was determined for each coal deposit

and used to convert coal
volumes into coal tonnage estimates.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 11
Criteria JORC Code explanation Commentary
Classification
>

The basis for the classification of the Mineral Resources

into varying confidence
categories.
>

Whether appropriate account has been taken

of all relevant factors (i.e. relative
confidence in tonnage/grade estimations, reliability

of input data, confidence in
continuity of geology and metal values, quality, quantity and distribution of the
data).
>

Whether the result appropriately reflects the

Competent
>

Person’s view of the deposit.
>

The Resource has been classified based on suitable

distances from points of
observations prescribed in the common United States

classification system.
>

The use of the United States standards is appropriate and

customary for this resource
jurisdiction and deposition type.3
>

MM&A performed a geostatistical analysis test

of the Coronado data sets using the
Drill Hole Spacing Analysis ( DHSA ) method.
>

Based on MM&A’s analysis, it would be possible to extend the measured,

indicated
and inferred arcs slightly beyond historically accepted

practices due to consistent
geological settings. The QP’s have elected not to extend

arc distances, introducing a
level of conservatism in the coal classification.
>

All relevant factors have been accounted for and

reflect the Competent Person’s view
of the deposit.
Audits or reviews
>

The results of any audits or reviews of Mineral

Resource estimates.
>

MM&A completed prepared a statement of coal resources

and reserves for the
Properties in accordance with the JORC Code

as of December 31, 2017.

MM&A also
subsequently updated the estimate of resources and

reserves for depletion as of
December 31, 2018, December 31, 2019, and

December 31, 2020.
>

MM&A performed a previous audit of the Properties

in year 2017 for Coronado based
on U.S. Securities and Exchange Commission (SEC)

Industry Guide 7 and USGS
Circular 891 standards.

>

Earlier audits were performed by various independent

consultants for predecessors-
in-title to Coronado and at various levels of detail

depending on the clients concerns
and the allotted time for completion.

Previous audits and reviews defined the primary
coal resource areas and estimated the recoverable

tonnes for each seam based on
the expected mining methods.

>

Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to
Coronado, which encompass portions of the Properties

included in this TRS.
Discussion of
relative accuracy/
confidence
>

Where appropriate a statement of the relative accuracy

and confidence level in
the Mineral Resource estimate using an approach

or procedure deemed
appropriate by the Competent Person. For example,

the application of statistical
or geostatistical procedures to quantify the relative

accuracy of the resource
within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors that

could affect the relative
accuracy and confidence of the estimate.
>

The statement should specify whether it relates

to global or local estimates,
and, if local, state the relevant tonnages, which

should be relevant to technical
and economic evaluation. Documentation should include

assumptions made
and the procedures used.
>

These statements of relative accuracy and confidence

of the estimate should be
compared with production data, where available.
>

The relative accuracy of and confidence in the

coal tonnage and quality estimates
provided herein are judged to be in conformance

with current industry best-practices.

>

The representation of average coal quality characteristics

should be understood to
represent a reasonably representative sampling

that is generally indicative of coal
quality and does not represent a statistically rigorous

approach to coal quality
modeling.
>

Resource estimation has been completed using standard

coal estimation methods
which are deemed appropriate for this deposit.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 12
Section 4 Estimation and Reporting of Ore Reserves
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Mineral Resource
estimate for
conversion to Ore
Reserves

>

Description of the Mineral Resource estimate used

as a basis for the
conversion to an Ore Reserve.
>

The coal resource estimate was prepared

as part of the report Coronado Global
Resources Inc. Statement of Coal Resources and

Reserves in Accordance with
JORC Code and United States SEC Standards

as of December 31, 2021 –
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and
Pennsylvania, USA – February 2022 prepared

by MM&A.
>

The resource estimation criteria were developed

by MM&A based on the capabilities
of the mining equipment used within the production

model and on industry-accepted
standards to assure that the basic geologic characteristics

of the coal resources are
in reasonable conformity with those to be mined and

marketed by Coronado.
>

Clear statement as to whether the Mineral Resources

are reported additional
to, or inclusive of, the Ore Reserves.
>

Coal resources generally are reported inclusive of

the coal reserves.

In some
cases, resources are reported in addition to coal reserves.

Tables 1-1 and 11

-3 of
the TRS clearly identify resources “inclusive of mine

plan” from which coal reserves
were estimated along with those resources “exclusive

of mine plan” from which no
reserves were estimated.

Site visits

>

Comment on any site visits undertaken by the

Competent Person and the
outcome of those visits.
>

MM&A is very familiar with the Properties and

has conducted multiple site visits
throughout the years.
Study status

>

The type and level of study undertaken to

enable Mineral Resources to be
converted to Ore Reserves.
>

A preliminary feasibility LOM plan was prepared by

MM&A for active and proposed
mines.

>

The Code requires that a study to at least Pre-Feasibility

Study level has been
undertaken to convert Mineral Resources to Ore

Reserves. Such studies will
have been carried out and will have determined a

mine plan that is technically
achievable and economically viable, and that material

Modifying Factors have
been considered.
>

This geologic evaluation conducted in accordance

with JORC and SEC standards
and in conjunction with the preliminary feasibility

study is sufficient to conclude that
the surface, highwall miner and underground

coal reserves identified on the
Properties are economically mineable under reasonable

expectations of market
prices for thermal and metallurgical coal products, estimated operation costs, and
capital expenditures.
>

The pre-feasibility financial models, prepared by MM&A

for this TRS, was developed
to test the economic viability of each coal resource

area.
>

Proved and probable coal reserve were derived

from the defined in-situ coal
resource considering relevant processing, economic (including independent
estimates of capital, revenue and cost, marketing, legal,

environmental,
socioeconomic, and regulatory factors).
Cut-off parameters
>

The basis of the adopted cut-off grade(s) or quality parameters applied.
>

The cut-off parameters were tailored for each of the

Coronado properties to be in
accordance with mining/ processing capabilities and

market conditions prevalent at
each operation.
>

Examples include minimum recoverable coal thickness,

acceptable ash content and
wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>

Details of the parameters are cited within the TRS and

included in the table of Cut-
off Parameters listed in Section 11.1 of this TRS.
>

These cut-off parameters have been developed by MM&A

based on its experience
with the Coronado properties and are typical of

mining operations in the Central
Appalachian coal basin.

This experience includes technical and economic

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 13
Criteria JORC Code explanation Commentary
evaluations of numerous properties in the region

for the purposes of determining the
economic viability of the subject coal reserves.
Mining factors or
assumptions

>

The method and assumptions used as reported

in the Pre-Feasibility or
Feasibility Study to convert the Mineral Resource to an

Ore Reserve (i.e. either
by application of appropriate factors by optimisation

or by preliminary or
detailed design).
>

After validating coal seam data and establishing

correlations, the thickness and
elevation for seams of economic interest were

used to generate a geologic model.
>

A pre-feasibility LOM plan was prepared

by MM&A for active and proposed mines.

MM&A prepared mine projections and production timing

forecasts based on coal
seam characteristics.

Production timing was carried out from 2022

to depletion
(exhaustion) of the coal reserve areas.
>

The choice, nature and appropriateness of the selected

mining method(s) and
other mining parameters including associated design

issues such as pre-strip,
access, etc.
>

The room-and-pillar mining method was selected to

model the underground mining
resources, utilizing continuous miners for coal extraction,

shuttle cars for production
section haulage and roof bolters for roof control,

with the exception that the
Buchanan Mine also uses longwall shearers, armored

face conveyors, and
hydraulic self-advancing roof support.

The resource areas located above drainage
are relatively small and often have irregular

boundaries.
The Buchanan Mine in
Buchanan County, Virginia is the only active longwall mine currently being operated by Coronado.
>

The Coronado underground mining resource areas

which are located above-
drainage require an access road and mine access

development along the outcrop,
whereas below-drainage mines are accessed via shaft or

slope based on other
proposed surface infrastructure locations and/or

surface property control.

>

The surface mining method selected utilizes highly productive hydraulic shovels,
front-end loaders, large tractors and rock trucks

for overburden removal.

The
mobile equipment spreads adapt readily to winding

coal outcrops for contour
surface mining and are effective for point-removal and area

mining applications.
>

Application of highwall and auger mining units

is an effective method to recover coal
resources not suitable for underground mining and under

excessive cover for
surface mining.
>

The assumptions made regarding geotechnical parameters (e.g.

pit slopes,
stope sizes, etc.), grade control and pre-production

drilling.
>

Mining plans for potential underground mines were

developed by MM&A.

Pillar
stability was tested by MM&A using the Analysis of Coal Pillar Stability (ACPS )
program that was developed by the National Institute for Occupational Safety and Health ( NIOSH )
.

>

Coronado must obtain approved mining plans from
United States Department of
Labor Mine Safety and Health Administration ( MSHA ) that define safety parameters for the highwalls developed during

contour and area mining.

MM&A’s
planning model does not require input of specific

highwall design parameters, but
provides for timing of mining within mine plan polygons

that is representative of the
operation performance attained at Central Appalachia

surface mines.
>

Highwall and auger mining is conducted under highwalls

designed and constructed
to meet MSHA permit requirements.

To better assure highwall stability and safety
during highwall coal extraction, MSHA requires that

coal fenders, or stumps, be left
in place between successive cuts. Periodic barrier pillars

must be left in place as an
additional safeguard.

MM&A has adjusted the expected mining recovery

for

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 14
Criteria JORC Code explanation Commentary
highwall and auger mining resources to reflect

highwall stability and safety
requirements.
>

The major assumptions made and Mineral Resource

model used for pit and
stope optimisation (if appropriate).
>

Underground Mining Resources:

For metallurgical resources, minimum coal seam
thickness extends down to between 0.6 and 1.2

meters and a minimum overburden
(depth of cover) of 30.5 meters.

A 61-meter horizontal distance is maintained from
abandoned mines and sealed or pillared areas,

and a 30-meter horizontal distance
is maintained from planned highwall miner panels.

Mine recovery is reduced when
a rider coal seam is present within a 1.5- to 3.0-meter

interval above the coal seam.

No mining is projected when the interval between

overlying and underlying reserves
is less than 12 meters.
>

Surface Mining Resources:

For classification as a surface-mineable resource, a
seam must be at least 0.3 meters in thickness

as a stand-alone (principle) seam
and 0.15 meters in thickness when less than

0.8 meters from a principle seam.

The
maximum cumulative area mining strip ratio is generally

20:1 for thermal coal and
30:1 for metallurgical coal.

Some areas were assessed for their economic viability
at higher ratios, and were included as reserves

if deemed economic.

For contour
surface mining, a minimum of 38-meter bench is

provided to support HWM.
>

HWM and Auger Mining Resources: HWM cut depth (penetration)

is established at
a maximum of 244 meters.

The minimum mineable coal thickness is limited

at 0.6
meters. For coal seams less than 0.8 meters

thick, roof and/or floor characteristics
must allow OSD cutting to maintain a 0.8-meter

minimum cutting height.
Auger
mining cut depth is established at an average

of 91 meters.

The minimum mineable
coal thickness is limited at 0.5 meters.
>

The mining dilution factors used.
>

Underground Mining Reserves:

The planning model assigns minimum mining
heights of 1.4 to 1.8 meters for mains and panel

development.

At the Buchanan
Mine, a minimum mining height of 1.8 meters

was used due to the longwall mining
method being employed.

For coal seams thinner than the assigned mining

height,
the difference between the coal seam height and assigned

mining height consists of
OSD.

In all cases a minimum of 0.05 meters

of OSD was assumed, with the
exception of the Mon Valley mines, where a minimum 0.15 meters of OSD was assumed due to weaker floor strata.
>

Surface Mining Reserves:

Area mining is generally limited to a cumulative
overburden ratio of 30:1 and a 15:1 ratio for

contour mining.

Exceptions were
considered for mining of metallurgical grade coal where

deemed economical.

It is
assumed that careful cleaning of exposed coal pits will

result in minimal OSD.
>

HWM and Auger Mining Reserves:

The mining plan assumes that the HWM cutting
height is a minimum of 76 to 99 centimeters

for clearance purposes.

When the coal
seam is less than 76 to 99 centimeters thick, OSD

assumed and included in the
ROM product. Because the auger has very limited OSD cutting ability, it is assumed that an appropriate auger diameter will be

chosen based on the coal seam
thickness and that OSD will be minimal.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 15
Criteria JORC Code explanation Commentary
>

The mining recovery factors used.
>

Underground Mining Reserves:

Mine recovery generally varies between 40 and

60
percent for continuous mining panels, and 100

percent for longwall.
>

Surface Mining Reserves:

Mining recovery is 90 percent for virgin areas.

Mining
recovery is reduced where second mining is

projected in previously underground
and auger mined areas.
>

HWM and Auger Mining Reserves:

A mine recovery of 40 percent has been applied
for HWM.
A mine recovery of 35 percent has been

applied for auger mining.
>

Any minimum mining widths used.
>

Underground Mining Reserves:

Typical entry width is 5.8 to 6.1 meters.
>

The manner in which Inferred Mineral Resources

are utilised in mining studies
and the sensitivity of the outcome to their inclusion.
>

Proved and probable coal reserve were derived

from the defined in-situ coal
resource considering relevant processing, economic (including independent
estimates of capital, revenue and cost, marketing, legal,

environmental,
socioeconomic, and regulatory factors).
>

Mine plan LOM tonnage includes inferred coal and

those areas that do not meet the
minimum coal thickness requirement for classification as

reserve.

Inferred coal
represents approximately 0.6% of the LOM production

for Mon Valley and 0.04% of
the total LOM production for Logan.

None of this coal was included in the estimate
of reserves

>

The infrastructure requirements of the selected mining

methods.
>

Underground Mining Resources:

The continuous mining method provides for the
extraction of coal from the production faces using

continuous miners (and longwall
shearing machine at Buchanan) and haulage using

shuttle cars or battery haulers to
a feeder-breaker located at the tail of the section

conveyor belt.

The feeder-breaker
crushes large pieces of coal and rock and regulates

coal feed onto the mine
conveyor.

A chain conveyor is used to remove coal from

the longwall face at the
Buchanan Mine for placement onto the conveyor belt

which is ultimately delivered to
an underground storage bunker.

Roof-bolting machines are used to install roof
bolts, and battery scoops are available to clean the

mine entries and assist in
delivery of mine supplies to work areas.

Surface ventilation fans are installed as
needed to provide a sufficient volume of air to ventilate production sections, coal
haulage and transport entries, battery charging stations,

and transformers in
accordance with approved plans.
>

Coronado currently operates three coal preparation

plants, one each at the
Buchanan, Logan County and Greenbrier Divisions.

The Buchanan Plant operates
at a feed rate of approximately 907 raw tonnes

per hour (
tph ), whereas the
Saunders Plant (Logan County Division) has a nominal

feed rate of 816 tph, and the
Mountaineer Plant (Greenbrier Division) operates

at 544 tph.
MM&A has included
capital estimates for construction of additional

coal preparation plants at the Russell
County and Mon Valley Complex for the purposes of this TRS.

>

Surface Mining Resources: The surface mining mobile equipment spreads advance
the contour and area mining pits while systematically

reclaiming the trailing side of
pits where coal has been removed.

The coal haul roads are extended and
maintained as the pits advance.

Support facilities are maintained nearby but

away
from the active mining, and include storage areas

for blasting agents, fuel and
lubricants, and mine supplies along with maintenance

facilities and offices.

Most of

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 16
Criteria JORC Code explanation Commentary
the surface mine production is transported to a loading

point for crushing, blending
and direct-shipment to customers.

>

HWM and Auger Resources: The HWM equipment advances

along with the contour
mining pits.

The rate of advance of the contour mining

is governed by the
advancement rate of the HWM.

A diesel-powered generator trails the highwall
miner and powers the continuous mining unit.

Other support facilities are provided
along with the contour mining support facilities.

HWM production is all transported
by truck to the coal preparation plant for washing.
Metallurgical
factors or
assumptions

>

The metallurgical process proposed and the appropriateness

of that process to
the style of mineralisation.
>

Coarse material is washed in a heavy medium

vessel.

Intermediate-size material is
washed in heavy medium cyclones.

Fine material is washed using conventional
froth flotation cells.
>

Whether the metallurgical process is well-tested technology

or novel in nature.
>

Processes are typical of those used in the

coal industry and are in use at adjacent
coal processing plants.
>

The nature, amount and representativeness of metallurgical

test work
undertaken, the nature of the metallurgical domaining applied and the
corresponding metallurgical recovery factors applied.
>

The quality characteristics for the subject coal resources and coal reserves have
been reviewed in detail by MM&A.

The drill hole data were utilized to develop
average coal quality characteristics mining site.

These average coal quality
characteristics were then utilized as the basis for determining the various markets
into which the saleable coal will likely be placed.
>

Any assumptions or allowances made for deleterious

elements.
>

No significant effects on product quality are anticipated

from dilution material; float
product quality was used to model final product

quality.
>

The existence of any bulk sample or pilot scale

test work and the degree to
which such samples are considered representative of

the orebody as a whole
>

No bulk sample or pilot scale work has been completed.
>

For minerals that are defined by a specification,

has the ore reserve estimation
been based on the appropriate mineralogy to meet

specifications?
>

Notwithstanding the complexity of the coal quality data

set, the seams of the central
and northern Appalachian coalfields have a long history

of providing both high-Btu
thermal coals and high-, mid- and low-volatile coking

coals with favorable
metallurgical properties.
Environmental

>

The status of studies of potential environmental impacts

of the mining and
processing operation. Details of waste rock characterisation and the
consideration of potential sites, status of design options

considered and, where
applicable, the status of approvals for process residue

storage and waste
dumps should be reported.
>

MM&A completed a Limited Phase I Environmental Site

Assessment (
ESA ) on the
Buchanan property

in April 2016, and on the Logan County

and Greenbrier
Properties in May 2017 on behalf of Coronado.
>

MM&A identified one REC at Greenbrier associated

with stained soil and gravel
near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory
clean-up efforts were completed at Greenbrier.
>

Based on these former ESAs completed by MM&A,

it is MM&A’s opinion that
Coronado has a generally typical coal industry

record of compliance with applicable
mining, water quality, and environmental laws.

Estimated costs for mine closure,
including water quality monitoring during site reclamation,

are included in the TRS
financial models.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 17
Criteria JORC Code explanation Commentary
Infrastructure

>

The

existence

of

appropriate

infrastructure:

availability

of

land

for

plant
development, power,

water,

transportation (particularly

for bulk

commodities),
labour,

accommodation;

or

the

ease

with

which

the

infrastructure

can

be
provided or accessed.
>

Coronado currently operates one surface mine (Toney Fork Mine at the Logan Mine
Complex); Coronado also controls the idle Midland

Surface Mine at the Greenbrier
Mine Complex.

>

Coronado operates five underground mines as follows:

Buchanan Mine at the
Buchanan Mine Complex; Powellton #1, Eagle No. 1,

Muddy Bridge and Lower War
Eagle Mines in the Logan Mine Complex; the Mountaineer

#1 Mine at the
Greenbrier Mine Complex is currently idle.
>

All ROM production is currently planned for either

truck transportation from the
mines to the processing or shipping facilities, or

in some cases there is either a
current or planned mine mouth preparation plant and

barge/rail loading facility.

>

There is a network of public highways that provide

serviceable coal haul routes and
private, internal roads on the Properties would

be developed as may be needed.

Rail service to the Properties is most readily

provided by NS and CSX
with
connections to both domestic consumers and international

trans-shipment points.

NS track is located across the Monongahela

River from the proposed Pangburn
Hollow load-out facility.

Coal would be shipped to customers via barge

and rail and
sold as both metallurgical and thermal products.

Costs

>

The derivation of, or assumptions made, regarding

projected capital costs in
the study.
>

The methodology used to estimate operating costs.
>

Coronado provided historical and 5-year budget operating

costs for its active mines
for MM&A’s review.

MM&A used the historical and/or budget cost

information as a
reference and developed personnel schedules for

each mine.

Hourly labor rates
and salaries were based upon information contained

in Coronado’s financial
summaries.

Fringe benefit costs were developed for vacation

and holidays, federal
and state unemployment insurance, retirement, workers’

compensation and
pneumoconiosis, casualty and life insurance, healthcare

and bonuses.

A cost factor
for mine supplies was developed that relates expenditures

to mine advance rates for
roof control costs and other mine supply costs at

underground mines.

Other factors
were developed for maintenance and repair costs,

rentals, mine power, outside
services and other direct mining costs
>

Surface mine direct operating costs were developed

as a function of overburden
ratio for repair and maintenance supplies, diesel

fuel, explosives and blasting, and
miscellaneous supplies and services.

Operating costs for highwall mines are based
on costs per ROM tonne estimates.

Other cost factors were developed for

coal
preparation plant processing, refuse handling,

coal loading, trucking, property taxes,
and insurance and bonding.

Appropriate royalty rates were assigned for production
from leased coal lands and sales taxes were calculated

for state severance taxes,
the federal black lung excise tax, and federal and

state reclamation fees.
>

Capital schedules were developed by MM&A for mine

development, infrastructure,
and on-going capital requirements for the life of

each projected mine.
>

Staffing levels were prepared and operating costs estimated

by MM&A for each
projected mine.

MM&A utilized historical cost data provided by Coronado

and its
own knowledge and experience to estimate direct

and indirect operating costs.

>

Allowances made for the content of deleterious elements.
>

No allowances have been made for deleterious

elements; no impact to quality from
deleterious elements is anticipated.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 18
Criteria JORC Code explanation Commentary
>

The derivation of assumptions made of metal or commodity

price(s), for the
principal minerals and co- products.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

Derivation of transportation charges.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

The basis for forecasting or source of treatment and

refining charges, penalties
for failure to meet specification, etc.
>

MM&A utilized historical cost data provided by

Coronado and its own knowledge
and experience to estimate direct and indirect operating

costs.

All ROM production
is currently planned for either truck transportation from

the mines to the processing
or shipping facilities, or in some cases there is either

a current or planned mine
mouth preparation plant and barge/rail loading facility.
>

The allowances made for royalties payable, both

Government and private.
>

Appropriate royalty rates were assigned for production

from leased coal lands and
sales taxes were calculated for state severance taxes,

the federal black lung excise
tax, and federal and state reclamation fees.
Revenue factors

>

The derivation of, or assumptions made regarding

revenue factors including
head grade, metal or commodity price(s) exchange

rates, transportation and
treatment charges, penalties, net smelter returns, etc.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

The derivation of assumptions made of metal or commodity

price(s), for the
principal metals, minerals and co-products.
>

Coal sales prices as defined above.

All reported reserves are on a marketable
basis.
Market assessment

>

The demand, supply and stock situation for the particular

commodity,
consumption trends and factors likely to affect supply and

demand into the
future.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
Criteria JORC Code explanation Commentary
>

A customer and competitor analysis along with the identification of likely market
windows for the product.
>

All of the mine production serves metallurgical and thermal

markets.

The
metallurgical coal is marketed as high-volatile (typically

28 percent or greater volatile
matter content); mid-volatile (typically 23- to 27-percent

volatile matter content) and
low-volatile (typically less than 23 percent volatile

matter content) products.
>

Raw ROM production that requires washing is

currently processed through
Coronado owned and operated coal preparation

plants.

>

ROM coal that does not require further processing

is delivered directly to the loading
points for sizing and delivery to customers.

Coronado has access to two rail-loading
points serviced by the Norfolk Southern Corporation ( NS )

and two rail-loading
points serviced by CSX Corporation ( CSX ) .
>

Price and volume forecasts and the basis for these

forecasts.
>

Carlson Mining 2020
®

was used by MM&A to generate mine

plans for underground-
and surface-mineable coal seams.

Underground mine plans were sequenced
based on productivity schedules provided by Coronado,

which were based on
historically achieved productivity levels.

Surface mine plans were generated under
productivity assumptions (bank cubic yard per shift) as

provided by Coronado and
reviewed by MM&A, again based heavily on productivity

levels achieved by
Coronado.

All production forecasting ties assumed production

rates to geological
models as constructed independently by MM&A’s team of geologists and mining engineers.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
Economic

>

The inputs to the economic analysis to produce the

net present value (NPV) in
the study, the source and confidence of these economic inputs including estimated inflation, discount rate, etc.
>

On an unlevered basis, the NPV of the project

cash flows after taxes was estimated
for the purpose of classifying coal reserves.

The project cash flows, excluding debt
service, are calculated by subtracting direct and indirect

operating expenses and
capital expenditures from revenue.

Direct costs include labor, drilling and blasting,
operating supplies, maintenance and repairs, facilities

costs for materials handling,
coal preparation, refuse disposal, coal loading, sampling

and analysis services,
reclamation and general and administrative costs.

Indirect costs include statutory
and legally agreed upon fees related to direct

extraction of the mineral.

The indirect
costs are the Federal black lung tax, Federal

and State reclamation taxes, property
taxes, local transportation prior to delivery at

rail or barge loading sites, coal
production royalties, sales and use taxes, income

taxes and State severance taxes.
Coronado’s historical costs provided a useful reference

for MM&A’s cost estimates.
>

Coronado provided MM&A with price forecasts

for all Properties.

Customer coal
pricing is derived from market observed forward

estimates based on global
economic supply and demand analysis which is applied

to mine plan sales volumes
and product mix and is supplemented with Coronado’s

in-house knowledge of
applicable rail transportation charges, ocean freight

charges and port charges.

Coal
price forecasts for the various products were provided

by Coronado for various coal

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 20
Criteria JORC Code explanation Commentary
markets in terms of US nominal dollars per metric

tonne.

MM&A utilized this data
for price forecasting in financial modeling.
>

All costs and prices are based on 2021 nominal United

States dollars.
>

A pre-feasibility LOM plan was prepared

by MM&A for active and proposed mines.

MM&A prepared mine projections and production timing

forecasts based on coal
seam characteristics.

Production timing was carried out from 2022

to depletion
(exhaustion) of the coal reserve areas, which is projected

for the year 2099.
>

The all-mines average cash cost ranges between approximately

$56 and $311 per
tonne for most of the operating period.
>

NPV ranges and sensitivity to variations in the

significant assumptions and
inputs.
>

An estimate of NPV at a base discount rate of

10.0% was included in Section 19 of
the TRS.
>

NPV of the Buchanan, Russell, Mon Valley, Logan and Greenbrier Properties was
estimated to be $1.580 billion, $89.7 million, $287.3

million, $611.3 million and
$66.0 million, respectively.
>

The sensitivity study shows the NPV at the 10.0%

discount rate when Base Case
sales prices, operating costs, and capital costs are

increased and decreased in
increments of 5% within a +/- 15% range.

Social

>

The status of agreements with key stakeholders

and matters leading to social
license to operate.
>

Portions of the properties are located near

local communities.

Regulations prohibit
mining activities within 91 meters of a residential

dwelling, school, church, or similar
structure unless written consent is first obtained from

the owner of the structure.

Where required, such consents have been obtained

where mining is proposed
beyond the regulatory limits.
Other

To the extent relevant, the impact of the following on the project and/or on the estimation and classification of the Ore Reserves:
>

Any identified material naturally occurring risks.
>

No material naturally occurring risks have been

identified.
>

The status of material legal agreements and

marketing arrangements.
>

The Coronado coal resources are located in Buchanan,

Russell and Tazewell
Counties, Virginia; Greenbrier, Logan, Boone, Wyoming and Greenbrier Counties,
West Virginia; Allegheny, Washington and Westmoreland Counties, Pennsylvania.
>

MM&A has not carried out separate title verification for

the coal properties and has
not verified leases, deeds, surveys or other property

control instruments pertinent to
the subject resources.
>

Coronado has represented to MM&A that it controls

the mining rights to the reserves
as shown on its property maps, and MM&A

has accepted these as being a true and
accurate depiction of the mineral rights controlled

by Coronado.

The TRS assumes
the properties are developed under responsible and

experienced management.
>

The status of government agreements and approvals

critical to the viability of
the project, such as mineral tenement status and

government and statutory
approvals. There must be reasonable grounds

to expect that all necessary
Government approvals will be received within

the timeframes anticipated in the
>

Coronado has obtained all mining and discharge permits

to operate 34 underground
mines, 13 surface mines, and 18 processing, loadout

or related facilities.

MM&A is
unaware of any obvious or current Coronado

permitting issues that are expected to
prevent the issuance of future permits.

Coronado, along with all Central and

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 21
Criteria JORC Code explanation Commentary
Pre-Feasibility or Feasibility study. Highlight and discuss the materiality of any unresolved matter that is dependent on a third part

on which extraction of the
reserve is contingent.
Northern Appalachian basin coal producers, is

subject to a level of uncertainty
regarding future clean water permits due to United States Environmental
Protection Agency ( EPA )

involvement with state programs.
Classification

>

The basis for the classification of the Ore Reserves

into varying confidence
categories. Whether the result appropriately reflects

the Competent Person’s
view of the deposit. The proportion of Probable

Ore Reserves that have been
derived from Measured Mineral Resources (if any).
>

Measured and indicated resources have been

converted to proved and probable
reserves, respectively.
>

None of the probable coal reserves have been

derived from measured resources.
>

In a limited number of cases where there was

only very limited data available to
demonstrate the metallurgical suitability of a given

coal deposit, that deposit was
classified as a probable reserve instead of a

proved reserve.
>

The results of this TRS define an estimated total

initial ROM recoverable ore (coal)
reserve estimate of 556 million tonnes for Coronado

as follows:
a)

Buchanan =

160 Mt
b)

Logan

=

137 Mt
c)

Greenbrier=

12 Mt
d)

Russell =

50 Mt
e)

Mon Valley =

197 Mt

>

Coronado controls a total of 342 Mt (moist basis)

of marketable coal reserves for
Coronado as of December 31, 2021.

Of that total, 72 percent are proved, and

28
percent are probable.

Total reserves by complex are as follows:
a)

Buchanan =

98 Mt
b)

Logan

=

73 Mt
c)

Greenbrier=

7 Mt
d)

Russell =

30 Mt
e)

Mon Valley =

134 Mt

Audits or reviews
>

The results of any audits or reviews of Ore

Reserve estimates.
>

MM&A completed prepared a statement of coal resources

and reserves for the
Properties in accordance with the JORC Code

as of December 31, 2017.

MM&A
also subsequently updated the estimate of resources and

reserves for depletion as
of December 31, 2018, December 31, 2019, and

December 31, 2020.
>

MM&A performed a previous audit of the Properties

in year 2017 for Coronado
based on U.S. Securities and Exchange Commission ( SEC )

Industry Guide 7
standards.

Earlier audits were performed by various

independent consultants for
predecessors-in-title to Coronado and at various

levels of detail depending on the
clients concerns and the allotted time for completion.

Previous audits and reviews
defined the primary coal resource areas and estimated

the recoverable tonnes for
each seam based on the expected mining methods.
>

Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties

included in this TRS.
Discussion of
relative accuracy/
confidence

>

Where appropriate a statement of the relative accuracy

and confidence level in
the Ore Reserve estimate using an approach

or procedure deemed appropriate
by the Competent Person. For example, the application

of statistical or
geostatistical procedures to quantify the relative accuracy

of the reserve within
stated confidence limits, or, if such an approach is not deemed appropriate, a
>

Operations on the Properties by Coronado and

its predecessors have been on-
going for many years.

>

MM&A is confident that the mine plans and

financial models are reasonably
representative to provide an accurate estimation of

coal reserves.
>

Mine development and operation have not been optimized

within the TRS.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
Criteria JORC Code explanation Commentary
qualitative discussion of the factors which could affect the relative accuracy
and confidence of the estimate.
>

The statement should specify whether it relates

to global or local estimates,
and, if local, state the relevant tonnages, which

should be relevant to technical
and economic evaluation. Documentation should include

assumptions made
and the procedures used.
>

Proved and probable coal reserve were derived

from the defined in-situ coal
resource considering relevant processing, economic (including independent
estimates of capital, revenue and cost), marketing, legal,

environmental,
socioeconomic, and regulatory factors on a global

scale as current local data
reflects the global assumptions.
>

Accuracy and confidence discussions should extend

to specific discussions of
any applied Modifying Factors that may have

a material impact on Ore Reserve
viability, or for which there are remaining areas of uncertainty at the current study stage.
The major risk factors for the active Coronado

mines and future resource development
are summarized below:
>

Mine Accidents
>

Highwall Failure.

Highwall failures are likely to result in

a temporary mine closure
and should not have a material impact on the

mine sustainability.

The risk is
considered to be probable.

>

Adverse Geological Conditions.

Adverse geological conditions include such
conditions as faults and sandstone washes.

The risk is considered to be probable.

The impact is expected to be temporary with

little material impact on mine
sustainability.
>

Environmental Risk.

Numerous federal and state permits are required

to operate
coal mines and mine surface facilities. Permitting rules

are complex and may
change over time, making compliance difficult or impossible.
>

Water Quality.

Permit requirements to fulfill Clean Water Act obligations are subject
to modification.

The probability of water quality changes having

a material impact
on mine operations is possible.

As a contemporary example, the selenium
discharge issue that affects western Canadian and Central

Appalachian Basin
operators has only recently emerged as a concern

and its ultimate impact has not
been determined.
>

New Permits.

Permit protests by environmental groups and

individuals can
contribute to permit delays or denial and increase

the cost of permitting and delay
development.

Surface mining activities, coal refuse disposal and

construction of
access roads in mountainous terrain often require

storage of material in valley fills.

Authority to dispose of fill material into waters of

the United States must be granted
by the
United States Army Corps of Engineers

(
COE )
.

COE permits are
increasingly difficult to obtain.
>

Regulatory Requirements.

Adverse impact from regulatory changes is

considered
to be probable.

The impact will likely affect the broader industry

and is not expected
to result in mine closure.
>

Market Risk.

Metallurgical and thermal coal markets ultimately depend

upon the
global steel and thermal coal demand and are

considered to be volatile.

Currently,
the US coal market has seen a decline

in demand for thermal coal due to thermal
plant closures, as a result of new air and

water pollution regulations, and
competition from other commodities used for power

generation such as natural gas.

This has resulted in an overall decline in CAPP

coal production.

Continued

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code

as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1

M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 23
Criteria JORC Code explanation Commentary
regulatory changes and declining demand could result

in material changes in
domestic and global coal markets.

The impact cannot be predicted at this time;
however, while MM&A expects the coal reserve within this TRS to remain
economically viable throughout the life of the projected

mines, the LOM financial
model is very sensitive to changes in coal sales

price and therefore market risk is
not insignificant.
>

Labor Risk.

Work stoppage due to organized labor protests

is considered to be
unlikely and not likely to lead to permanent mine

closure.

The mines are likely to
suffer the loss of key supervisors and skilled employees

due to retirement as the
workforce ages.

The problem is industry-wide and the impact

is expected to be
temporary and have no sustained impact on coal production.
>

Availability of Equipment and Supplies.

Risk of equipment and supply availability is
likely to be temporary and should not have a sustained

adverse impact on the
production of coal.
>

Transportation Delay.

Interruption of coal transport services by river

or rail is
considered to be probable but unlikely to have a

sustained impact on coal
production.
>

It is recognised that this may not be possible or appropriate in all
circumstances. These statements of relative accuracy and

confidence of the
estimate should be compared with production data,

where available.
>

Mine plans, productivity expectations and cost estimates

generally reflect historical
performance and efforts have been made to adjust plans

and costs to reflect future
conditions.